                              --------------------


                                  SEMI-ANNUAL
                                     REPORT

                                  INSTITUTIONAL
                                   PORTFOLIOS


                              --------------------









                           NICHOLAS|APPLEGATE-Registered Trademark- MUTUAL FUNDS


                                                              SEPTEMBER 30, 1996

NICHOLAS|APPLEGATE-Registered Trademark- MUTUAL FUNDS
--------------------------------------------------------------------------------
600 West Broadway
San Diego, California 92101
800-551-8643



TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
Fred C. Applegate, Chairman
Dr. Arthur B. Laffer
Charles E. Young


TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Walter A. Auch
Theodore J. Coburn
Darlene T. DeRemer
George F. Keane


OFFICERS
John D. Wylie, President
Peter J. Johnson, Vice President
Thomas Pindelski, Treasurer
E. Blake Moore, Jr., Secretary


INVESTMENT MANAGER
Nicholas-Applegate Capital Management


DISTRIBUTOR
Nicholas-Applegate Securities


CUSTODIAN
PNC Bank


TRANSFER AGENT
State Street Bank & Trust Company

TABLE OF CONTENTS
-------------------------------------------------------------------

                                                                           PAGE
Letter to Shareholders..................................................     1
Organization............................................................     2
Insights and Outlook, Portfolio Managers' Roundtable Discussion.........     3
The Portfolios' Review and Outlook, Performance and the Funds' Schedules
 of Investments
  Mini Cap Growth.......................................................     6
  Emerging Growth.......................................................    11
  Core Growth...........................................................    19
  Income & Growth.......................................................    23
  Balanced Growth.......................................................    28
  Value.................................................................    33
  Emerging Countries....................................................    35
  International Growth..................................................    40
  Worldwide Growth......................................................    45
  Fully Discretionary Fixed Income......................................    51
  Short-Intermediate Fixed Income.......................................    54
  Strategic Income......................................................    57
  High Yield Bond.......................................................    60
The Portfolios'
  Financial Highlights..................................................    62
  Statements of Assets and Liabilities..................................    64
  Statements of Operations..............................................    66
  Statements of Changes in Net Assets...................................    68
  Notes to the Financial Statements.....................................    72
Notes to the Funds' Financial Statements................................    84

------------
This  report is authorized  for distribution to shareholders  and to others only
when  preceded  or   accompanied  by  a   currently  effective  prospectus   for
Nicholas-Applegate Institutional Series Portfolios. Distributor:
Nicholas-Applegate Securities.

                      (This page intentionally left blank)

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------

FELLOW SHAREHOLDER,

  Over the last six months, stock markets around the world climbed to record highs. Inflows of cash to stock mutual funds in the United States reached unprecedented levels. And we witnessed the ongoing maturity of stock exchanges among the world's developing countries. These are just a few examples of the dynamic developments in which you -- as a Nicholas-Applegate shareholder -- have participated over the last six months.

  As we reflect upon the past two quarters and share our insights in this Semi-Annual Report, we also extend our sincere appreciation for your continued confidence in our investment process and portfolio management talents. Thank you for choosing Nicholas-Applegate Mutual Funds as a partner in the pursuit of your investment objectives. We look forward to working with you for many years.

  Amid an ever-changing investment environment, Nicholas-Applegate Mutual Funds' portfolio managers retain strict adherence to the investment philosophy which has guided our success and delivered solid long-term results for our shareholders. We strive to selectively fill our equity portfolios with stocks of companies we believe are successfully adapting to change. We seek companies that are innovators, leaders, and visionaries. Using both fundamental and quantitative analysis of thousands of companies around the world, we have identified and invested in scores of promising stocks. And we continue to add value as a direct result of our individual stock selection.

  Over the past six months, we have strengthened the depth and resources of our portfolio management team by attracting high-quality investment professionals. We have responded to the changing needs of our shareholders by adding three new Portfolios -- Value, Strategic Income, and High Yield Bond. We have gained critical insights in diverse areas from leading analysts worldwide as a result of our highly successful International Analyst Exchange Program. We have enhanced the speed and efficiency with which we gather, analyze, and disseminate crucial information used in our security-selection process by upgrading key elements of our technology infrastructure.

  Reflecting our commitment to delivering superior performance results and high quality shareholder service, we will continue to explore opportunities to strengthen our resources. With respect to the investment horizon, we retain our optimism. We believe the strict application of our bottom-up investment philosophy will continue to generate GROWTH OVER TIME-Registered Trademark- for our shareholders.

  Again, thank you for selecting Nicholas-Applegate Mutual Funds.

Best Regards,

           [SIGNATURE]

John D. Wylie
President

Nicholas-Applegate Mutual Funds

--------------------------------------------------------------------------------

ORGANIZATION
-------------------------------------------------------------------

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 46 separate series comprised of Portfolios A, with an initial sales charge, B, with a contingent deferred sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company offering 15 investment vehicles (the "Funds"). As of September 30, 1996, the Funds and corresponding Portfolios are as follows:

                                                                         INCLUDED
                                                                            IN       INCLUDED IN
     FUNDS OF THE                        PORTFOLIOS OF                     THIS        ANOTHER
     MASTER TRUST                          THE TRUST                      REPORT       REPORT
-----------------------  ---------------------------------------------  ----------  -------------
Mini Cap Growth          Mini Cap Growth Institutional                      x
Emerging Growth          Emerging Growth A                                                x
                         Emerging Growth B                                                x
                         Emerging Growth C                                                x
                         Emerging Growth Institutional                      x
                         Emerging Growth Qualified                                        x
Core Growth              Core Growth A                                                    x
                         Core Growth B                                                    x
                         Core Growth C                                                    x
                         Core Growth Institutional                          x
                         Core Growth Qualified                                            x
Income & Growth          Income & Growth A                                                x
                         Income & Growth B                                                x
                         Income & Growth C                                                x
                         Income & Growth Institutional                      x
                         Income & Growth Qualified                                        x
Balanced Growth          Balanced Growth A                                                x
                         Balanced Growth B                                                x
                         Balanced Growth C                                                x
                         Balanced Growth Institutional                      x
                         Balanced Growth Qualified                                        x
Value                    Value Institutional                                x
Government Income        Government Income A                                              x
                         Government Income B                                              x
                         Government Income C                                              x
                         Government Income Qualified                                      x
Money Market             Money Market Portfolio                                           x
Emerging Countries       Emerging Countries A                                             x
                         Emerging Countries B                                             x
                         Emerging Countries C                                             x
                         Emerging Countries Institutional                   x
                         Emerging Countries Qualified                                     x
International Growth     International Growth A                                           x
                         International Growth B                                           x
                         International Growth C                                           x
                         International Growth Institutional                 x
                         International Growth Qualified                                   x
Worldwide Growth         Worldwide Growth A                                               x
                         Worldwide Growth B                                               x
                         Worldwide Growth C                                               x
                         Worldwide Growth Institutional                     x
                         Worldwide Growth Qualified                                       x
Fully Discretionary      Fully Discretionary Institutional                  x
Short-Intermediate       Short-Intermediate Institutional                   x
Strategic Income         Strategic Income Institutional                     x
High Yield Bond          High Yield Bond Institutional                      x

--------------------------------------------------------------------------------

INSIGHTS AND OUTLOOK:
PORTFOLIO MANAGERS' ROUNDTABLE DISCUSSION
-------------------------------------------------------------------

  In September, members of Nicholas-Applegate's portfolio management team shared their perspectives on the current market environment. The following portfolio managers participated in the forum:

   [PHOTO]                 [PHOTO]                    [PHOTO]                    [PHOTO]
Jack Marshall              Fred Robertson             Catherine Somhegyi         Larry Speidell, CFA
Partner,                   Partner,                   Partner,                   Partner,
Chief Investment Officer,  Chief Investment Officer,  Chief Investment Officer,  Director of Global/
Institutional Equity       Fixed Income Management    Global Equity Management   Systematic Portfolio
Management                                                                       Management and Research

Q: WHAT IS YOUR OUTLOOK IN THE COMING YEAR FOR THE ECONOMY?

A: FRED: Currently, the economy is healthy and operating at a satisfactory rate. The Federal Reserve has been successful in its preemptive money policy or "soft landing" approach. Over the next year, we foresee periods of both moderate economic acceleration and sluggishness and anticipate corresponding interest rate fluctuations. However, the long-term outlook for financial assets remains positive.

Q: HOW CAN YOU ADD VALUE IN THIS TYPE OF "TRADING RANGE" INTEREST RATE ENVIRONMENT?

A: FRED: With bonds trading in a narrow range, sector decisions are the primary means for adding value. We continue to emphasize mortgage securities in our Fully Discretionary and Short-Intermediate Bond Funds primarily because of their attractive yield advantage versus Treasuries. In the Fully Discretionary Fund, we also have purchased hedged international bonds. Our underlying perspective is that economic conditions in Europe and Japan are weaker than here in the United States and in need of more stimulus. We believe this economic stimulus will manifest itself in the form of easing monetary policy.

Q: WHAT IS YOUR OUTLOOK FOR CORPORATE EARNINGS GROWTH?

A: JACK: The economy has been in a full-employment, sustained growth cycle. As a result of these favorable economic conditions, corporate earnings results have been quite strong. Specifically, technology appears to be regaining strength, especially among telecommunication and personal computer-related companies. A number of our Funds, including Mini Cap Growth, Emerging Growth, and Core Growth, retain significant weightings in technology stocks as a result of our bottom-up stock selection process.

  Many specialty retailers have exhibited strong earnings performance, particularly those companies that satisfy a specific niche such as Nike and Gucci. However, on a sector basis, there have been some weaker areas within the economy. Cyclical companies

--------------------------------------------------------------------------------

INSIGHTS AND OUTLOOK:
PORTFOLIO MANAGERS' ROUNDTABLE DISCUSSION -- CONTINUED
--------------------------------------------------------------------------------

have experienced earnings shortfalls. The healthcare sector has also underperformed. But in general, earnings growth has been quite robust.

A: LARRY: One factor to consider is the distinction between operating earnings and reported earnings over the last 5 years. The non-operating portion of earnings has been abnormally high on a historical basis. This is attributable in part to lower effective tax rates and declining interest expenses and depreciation costs. It is not sufficient to focus solely on reported earnings. Our investment process closely scrutinizes the quality of earnings as well as their sustainability.

A: CATHERINE: Economic data supports the assertion that strong earnings growth will become much more stock specific. Recently, the Producer Price Index (PPI) increased and the Consumer Price Index (CPI) declined. Apparently, production and associated costs are rising, but they are not being passed on to the consumer. If this trend continues, this does not bode well for companies sensitive to cost considerations. Individual stock selection becomes even more critical.

Q: WHAT IS YOUR VIEW OF CURRENT MARKET VALUATIONS?

A: LARRY: While some traditional tools suggest valuations are high, we do not believe valuations are excessive. Although the dividend yield for the S&P 500 is at a record low, its composition has changed considerably. There are currently more high growth stocks represented, such as technology stocks, that do not pay dividends and trade at higher multiples. Energy and cyclical stocks typically paying higher dividends have not exhibited as much growth and, therefore, currently hold lower index representation than in previous years.

A: JACK: The S&P 500's low dividend yield has been perceived as an indication of the market's extreme valuation level. However, if the S&P 500's energy component were the same today as in the mid-80's, the market's dividend yield would be much greater. As Larry suggested, traditional measures applied to the S&P 500 may no longer accurately reflect valuation levels.

Q: WHAT ARE THE IMPLICATIONS OF THE RECORD INFLOWS TO STOCK MUTUAL FUNDS?

A: JACK: Mutual fund inflows are short-term market catalysts. However, on a long-term basis, fundamentals will continue to be the main impetus for driving prices. The emphasis on mutual funds is overplayed with respect to their influence over a full market cycle. One element contributing to this year's record mutual fund inflows has been the continued shift in retirement plan assets from defined benefit plans to defined contribution plans. There is a growing social attitude toward the transfer of responsibility away from government and corporations, back to the individual.

A: FRED: The other trend creating increased mutual fund activity is a generational shift away from owning individual stocks. The baby boom generation prefers mutual funds.

A: LARRY: The secular trend is clear. Demographically, the population is aging and recognizing they are going to live longer. People are concerned about the quality of their retirement lifestyle, particularly in light of problems with Social Security. There is an exploding awareness that savings rates are insufficient. This "savings crisis" is starting to be resolved and mutual funds provide a convenient savings solution.

A: CATHERINE:  There are also statistics indicating
20- to 30-year-olds, referred to collectively as Generation X, are saving more on a percentage basis than previous generations. And again, their preferred savings vehicle is mutual funds.

--------------------------------------------------------------------------------

INSIGHTS AND OUTLOOK:
PORTFOLIO MANAGERS' ROUNDTABLE DISCUSSION -- CONCLUDED
--------------------------------------------------------------------------------

Q: WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL MARKETS?

A: LARRY: International markets continue to offer a variety of attractive investment opportunities. For example, Germany has started to stimulate its economy by lowering interest rates. This could help eliminate pressure on the other European economies. Across the globe in Asia, China is likewise beginning to stimulate its economy. The Chinese economy is much more infrastructure-oriented and reflects a focus on improvements such as power stations, roads, and buildings. With half the world's population in China and nearby India, the growth potential is enormous!

A: FRED: The unified currency issue will continue to be a dominant theme in Western Europe for the next two years. As a result, we anticipate tight fiscal controls and the easing of monetary policy during that period as the Western European economies attempt to resolve this issue.

A: CATHERINE: Yet another exciting development is the new market being created in Europe called the EASDAQ. Right now, there is no mechanism for small, European companies to go public. Companies must instead issue public offerings in the United States on the NASDAQ exchange. Hence, smaller European companies have previously been deprived of capital. The creation of the EASDAQ exchange will enhance the growth prospects of many emerging European companies.

A: LARRY: We have identified some interesting companies within the consumer sector. It is not just a case of the rest of the world buying U.S. Levi's anymore. Consumers are buying non-U.S. consumer products such as Adidas and Fila. Outside of the consumer sector, there are also many exciting technology companies. We have identified several promising Israeli military technology companies. Further, for the first time, we are finding highly competitive technology companies in Europe.

A: CATHERINE: In the current market environment, we have been able to identify many strong growth companies at a relatively attractive price. This has particularly been the case recently in Eastern Europe and Latin America. Many holdings in our Emerging Countries Fund have both significant earnings growth rates and attractive valuations.

Q: DESCRIBE THE NICHOLAS-APPLEGATE INTERNATIONAL ANALYST EXCHANGE PROGRAM.

A: LARRY: The exchange program enables investment professionals from countries around the world to work with our team at our San Diego office for up to one-month periods. It strengthens existing relationships and promotes sharing investment perspectives with our local contacts around the world. In addition, our investment team members are able to work in the offices of our local contacts during the course of their research trips abroad. We apply the information gathered through this program in the management of various portfolios, especially the Worldwide Growth, International Growth, and Emerging Countries Funds.

Q: ANY FINAL COMMENTS?

A: JACK: We remain confident in our bottom-up investment process identifying companies successfully managing change. Many aspects of the current environment lead me to believe this will continue to be a stock picker's market. And in that environment, we should excel.

--------------------------------------------------------------------------------

MINI CAP GROWTH FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Catherine Somhegyi
                       Partner, Chief Investment Officer,
                            Global Equity Management
                                 John C. McCraw
                               Portfolio Manager
                               Thomas E. Bleakley
                               Portfolio Manager
                              Ronald J. Krystyniak
                               Investment Analyst

  GOAL: The Nicholas-Applegate Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with less than $100 million in market capitalization.

  REVIEW AND OUTLOOK: The Mini Cap Growth Fund delivered solid returns from April 1 through September 30, 1996. The Fund's Institutional shares returned 13.4% for the period, well ahead of the 4.9% return of the Russell 2000 Growth Index. Relative performance benefited primarily from stock selection in the technology and retail sectors.

  The Fund's technology exposure at the end of the period was virtually equal to that of the Russell 2000 Growth Index, comprising 27.9% versus 28.2% for the Index. As a result of our bottom-up stock selection process, the Fund's technology holdings significantly outperformed those of the Index. For example, Radisys Corp., a leader in the design and manufacture of embedded computer solutions, was one of the Fund's top-performing holdings. The company has exceeded earnings expectations due to strong product sales and the continued expansion of its customer base.

  Among retail stocks, the Fund also outperformed the Index. Finish Line, a specialty retailer of athletic and leisure footwear, activewear and accessories, was another top performing holding for the period. Finish Line's new store openings have positively impacted the company's earnings growth.

  The mini cap segment continues to offer a source of attractive growth opportunities. As of September 30, 1996, the median earnings growth rate for holdings in the Mini Cap Growth Fund was 34% as opposed to 19% for the Russell 2000 Growth Index.

  We remain optimistic about the prospects for smaller capitalization companies as we continue to discover promising stocks in the mini cap universe.

                            REPRESENTATIVE HOLDINGS

                              Sirrom Capital Corp.
                                  Ultrak, Inc.
                        Pomeroy Computer Resources, Inc.
                         Marks Brothers Jewelers, Inc.
                                   Vans, Inc.
                             Sangstat Medical Corp.
                            Leasing Solutions, Inc.
                        Physician Support Systems, Inc.
                            Miller Industries, Inc.
                          Knight Transportation, Inc.

--------------------------------------------------------------------------------

MINI CAP GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE MINI CAP GROWTH INSTITUTIONAL PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 30.48%                         As of 09/30/96                        34.68%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 MINI CAP GROWTH
                             Institutional
                                 Portfolio    Russell 2000 Growth Index
7/12/95                          $ 250,000                    $ 250,000
9/30/95                            275,600                      268,240
12/31/95                           287,000                      272,246
3/31/96                            317,000                      287,885
6/30/96                            371,600                      304,705
9/30/96                            359,600                      302,100

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Mini Cap Growth Institutional Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS -- 95.0%
---------------------------------------------------------

AIRLINES -- 0.7%
  Atlantic Coast Airlines, Inc.*.............       6,800  $     79,900
  Mesaba Holdings, Inc.*.....................      11,700       127,237
                                                           ------------
                                                                207,137
                                                           ------------
APPAREL -- 5.8%
  Cole Kenneth Productions, Inc.*............       8,400       158,550
  Deckers Outdoor Corp.*.....................      12,900       116,100
  Donnkenny, Inc.*...........................       8,900       152,413
  Genesco, Inc.*.............................      27,700       259,688
  Movado Group, Inc..........................       6,900       174,225
  Pacific Sunwear of California, Inc.*.......       8,600       282,725
  Paul Harris Stores, Inc.*..................      19,800       198,000
  Sport - Haley, Inc.*.......................      12,000       150,000
  Vans, Inc.*................................      12,700       242,887
                                                           ------------
                                                              1,734,588
                                                           ------------
BIOTECHNOLOGY -- 2.2%
  Cryolife, Inc.*............................      11,200       142,800
  Guilford Pharmaceuticals*..................      10,600       291,500
  Matritech, Inc.*...........................      20,000       258,750
                                                           ------------
                                                                693,050
                                                           ------------
BROADCASTING - 1.9%
  Argyle Television, Inc.*...................       6,700       188,438
  Granite Broadcasting*......................      11,700       166,725
  United Video Satellite G Class A*..........      11,400       230,850
                                                           ------------
                                                                586,013
                                                           ------------
BUILDING MATERIALS -- 1.0%
  Shaw Group, Inc.*..........................       8,300       288,425
                                                           ------------
CLOTHING CHAINS -- 1.3%
  Baker J, Inc.*.............................      17,400       106,303
  Buckle, Inc.*..............................      10,100       320,675
                                                           ------------
                                                                426,978
                                                           ------------
COMPUTER/OFFICE AUTOMATION -- 2.8%
  Brooktrout Technology, Inc.*...............      11,200       408,800
  CHS Electronics, Inc.*.....................      11,700       159,413
  Pomeroy Computer Resources*................       8,000       262,000
                                                           ------------
                                                                830,213
                                                           ------------
CONTAINERS -- 0.8%
  Seda Specialty*............................      12,000       231,000
                                                           ------------
CONTRACTING DRILLING -- 0.3%
  Unit Corp.*................................      16,000        94,000
                                                           ------------
DRUGS/PHARMACEUTICALS -- 1.7%
  Curative Technologies,Inc.*................      13,900       267,575
  Inhale Therapeutic Systems*................       4,200        54,075
  Sangstat Medical Corp.*....................       8,000       204,000
                                                           ------------
                                                                525,650
                                                           ------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 3.5%
  Checkmate Electronics, Inc.*...............      12,800  $    192,000
  Lecroy Corp.*..............................      12,000       312,000
  Powell Industries, Inc.*...................      12,500       115,625
  Printrak Intl.*............................      10,900       106,275
  Ultrak Inc.*...............................      11,600       319,000
                                                           ------------
                                                              1,044,900
                                                           ------------
ENTERTAINMENT -- 0.5%
  Cinar Films, Inc.*.........................       5,400       140,738
                                                           ------------
ENVIRONMENTAL SERVICES -- 0.4%
  American Disposal Services, Inc.*..........       6,000       108,750
                                                           ------------
FINANCE COMPANIES -- 1.7%
  Central Financial*.........................       8,900       171,881
  Sirrom Capital Corp........................      10,900       329,725
                                                           ------------
                                                                501,606
                                                           ------------
GROCERY PRODUCTS -- 0.7%
  Worthington Foods, Inc.....................       8,300       207,500
                                                           ------------
HOME FURNISHINGS -- 1.2%
  Bush Industries, Inc. Class A..............      13,050       239,794
  O'Sullivan Industries*.....................      14,500       128,687
                                                           ------------
                                                                368,481
                                                           ------------
HOMEBUILDING -- 1.0%
  Cavalier Homes, Inc........................      16,400       303,400
                                                           ------------
INDUSTRIAL ENGINEER/CONSTRUCTION -- 1.6%
  Greenwich Air Services, Inc. Class A.......       6,300       176,400
  Greenwich Air Services, Inc. Class B*......       9,400       195,050
  Starrett Corp..............................       8,900        97,900
                                                           ------------
                                                                469,350
                                                           ------------
LEISURE/GAMING -- 2.6%
  Acres Gaming, Inc.*........................      14,900       203,013
  Mikohn Gaming Corp.*.......................      18,800       166,850
  Penn National Gaming, Inc.*................      13,500       418,500
                                                           ------------
                                                                788,363
                                                           ------------
LIFE INSURERS -- 0.5%
  Provident American Corp.*..................       9,500       136,562
                                                           ------------
LODGING -- 0.5%
  Studio Plus Hotels, Inc.*..................       9,850       162,525
                                                           ------------
MACHINERY/EQUIPMENT -- 2.4%
  Ballantyne Omaha, Inc.*....................      11,400       156,750
  Gardner Denver*............................       4,800       146,400
  LSI Industries, Inc........................      10,900       174,400
  Miller Industries, Inc./Tenn.*.............       3,800       150,100
  Thermatrix , Inc.*.........................      11,200        93,800
                                                           ------------
                                                                721,450
                                                           ------------
MEDICAL SPECIALTIES -- 0.2%
  Impath, Inc.*..............................       4,500        55,125
                                                           ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

MEDICAL SUPPLIES -- 3.2%
  Capstone Pharmaceutical Corp.*.............      21,000  $    259,875
  Meridian Diagnostics, Inc..................      21,000       280,875
  Merit Medical Systems, Inc.*...............      14,000       108,500
  Minimed, Inc.*.............................      12,800       321,600
                                                           ------------
                                                                970,850
                                                           ------------
MEDICAL/NURSING/HEALTH SERVICES -- 3.1%
  Diagnostic Health Services, Inc.*..........      15,700       131,488
  Pediatric Services of America*.............       9,300       172,050
  PMR Corp.*.................................       7,600       219,450
  Prime Medical Services, Inc.*..............      13,200       174,900
  Raytel Medical Corp.*......................      12,000       162,000
  Sterling Healthcare Group*.................       3,500        75,687
                                                           ------------
                                                                935,575
                                                           ------------
MILITARY/DEFENSE TECHNOLOGY -- 0.5%
  Tracor, Inc.*..............................       7,200       148,500
                                                           ------------
MULTI-LINE INSURERS -- 0.8%
  Delphi Financial Group, Inc.Class A*.......       8,760       245,280
                                                           ------------
OIL/GAS PRODUCTION -- 0.8%
  Coho Energy, Inc.*.........................      12,100        86,213
  Lomak Pete, Inc.*..........................      12,800       168,000
                                                           ------------
                                                                254,213
                                                           ------------
OILFIELD SERVICES/EQUIPMENT -- 0.6%
  Maverick Tube Corp.*.......................      12,000       168,000
                                                           ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 5.5%
  Abacus Direct Corp.*.......................      12,000       252,000
  Computer Learning Centers*.................       5,400       151,200
  ICTS Holland P*............................      11,900       145,775
  National Wireless Holdings*................       7,800       124,800
  Nobel Ed Dynamics, Inc.*...................       5,900        82,600
  Professional Staff*........................      19,100       202,937
  Remedytemp, Inc. Class A*..................       8,900       189,125
  Right Management Consultants, Inc.*........       4,600       111,550
  Techforce Corp.*...........................      11,500        84,812
  Wackenhut Corp. Class A....................       5,400        99,225
  Wackenhut Corp. Class B....................       2,600        40,625
  Youth Services International, Inc.*........      12,000       166,500
                                                           ------------
                                                              1,651,149
                                                           ------------
OTHER CONSUMER NON-DURABLES -- 0.6%
  Amrion, Inc.*..............................       8,900       190,238
                                                           ------------
OTHER CONSUMER SERVICES -- 1.5%
  Amre, Inc.*................................      11,700       162,338
  Childrens Comprehensive Services*..........       8,400       149,100
  Warrantech Corp.*..........................      15,700       153,075
                                                           ------------
                                                                464,513
                                                           ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 4.9%
  Horizon Mental Health MG*..................       9,700       240,075
  Medquist, Inc.*............................      17,100       346,275

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

OTHER HEALTH TECHNOLOGY/SERVICES (CONTINUED)

  National Dentex Corp.*.....................       5,900  $    112,837
  Physician Support Systems, Inc.*...........       7,400       179,450
  Proxymed Pharmacy, Inc.*...................      11,700       117,000
  Res - Care, Inc.*..........................       7,950       135,150
  Sterile Recoveries, Inc.*..................       9,000       130,500
  Veterinary Centers of America, Inc.*.......       9,300       204,018
                                                           ------------
                                                              1,465,305
                                                           ------------
OTHER PRODUCERS/MANUFACTURING -- 0.5%
  Northwest Pipe Co.*........................       7,500       142,500
                                                           ------------
OTHER TECHNOLOGY -- 1.4%
  Computer Products, Inc.*...................       7,700       168,438
  Renaissance Solutions, Inc.*...............       5,800       245,775
                                                           ------------
                                                                414,213
                                                           ------------
REAL ESTATE BROKERS/SERVICES -- 1.2%
  Redwood Trust, Inc.........................      11,200       358,400
                                                           ------------
RECREATIONAL PRODUCTS -- 1.8%
  Galoob Lewis Toys, Inc.*...................       8,900       260,325
  Tyco Toys, Inc.*...........................      48,800       280,600
                                                           ------------
                                                                540,925
                                                           ------------
RENTAL/LEASING COMPANIES -- 2.0%
  Alrenco, Inc.*.............................       9,200       193,200
  Leasing Solutions, Inc.*...................       5,900       169,625
  Rent Way, Inc.*............................      20,000       252,500
                                                           ------------
                                                                615,325
                                                           ------------
RESTAURANTS -- 3.4%
  Cooker Restaurant Corp.....................      19,500       231,563
  Logans Roadhouse, Inc.*....................      10,100       203,263
  Rainforest Cafe, Inc.*.....................      13,850       429,350
  Schlotzsky's, Inc.*........................      11,300       127,125
  Taco Cabana, Inc.*.........................       4,700        27,025
                                                           ------------
                                                              1,018,326
                                                           ------------
RETAIL/DISCOUNT -- 0.9%
  Tuesday Morning Corp.*.....................      14,100       259,087
                                                           ------------
RETAIL/ELECTRONICS -- 0.4%
  Creative Computers, Inc.*..................      13,100       124,450
                                                           ------------
SEMICONDUCTORS/ELECTRONIC
COMPONENTS -- 2.6%
  Intevac, Inc.*.............................       5,100        86,700
  JPM Company*...............................      14,100       132,188
  M Systems Flash Disk Pioneer*..............      13,800       122,475
  Qlogic Corp.*..............................         600         7,725
  Radisys Corp.*.............................       6,200       306,900
  Tower Semiconductor Ltd.*..................      16,700       121,075
                                                           ------------
                                                                777,063
                                                           ------------
SOAPS/COSMETICS -- 0.2%
  Chattem , Inc.*............................       6,500        65,813
                                                           ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

SOFTWARE -- 10.6%
  Aladdin Knowledge Systems*.................       6,600  $     66,000
  Axent Technologies, Inc.*..................      14,400       338,400
  Ciber, Inc.*...............................       8,500       323,000
  Cotelligent Group, Inc.*...................      10,900       171,675
  Datastream Systems, Inc.*..................       7,500       226,875
  Document Sciences Corp.*...................       1,400        17,675
  IKOS Systems, Inc.*........................      14,300       286,894
  Intelligroup, Inc.*........................       5,400        74,925
  MDL Information Systems, Inc.*.............      12,000       379,500
  Mechanical Dynamics, Inc.*.................      11,900       210,481
  Mecon, Inc.*...............................       7,000       175,000
  Perceptron, Inc.*..........................       9,100       229,775
  Tecnomatix Technologies, LTD*..............       9,300       161,587
  Unison Software*...........................      11,600       298,700
  Versant Object Technology Corp.*...........       7,500       178,125
  4Front Software International*.............       9,200        36,800
                                                           ------------
                                                              3,175,412
                                                           ------------
SPECIALTY CHAINS -- 3.6%
  Finish Line, Inc., Class A*................       7,700       365,750
  Insight Enterprises, Inc.*.................      13,100       489,612
  Marks Brothers Jewelers, Inc.*.............       8,600       232,200
                                                           ------------
                                                              1,087,562
                                                           ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.1%
  Aml Communications*........................       8,900       144,625
  Celeritek, Inc.*...........................      14,400       176,400
  Davox Corp.*...............................       9,300       351,075
  Performance Technologies, Inc.*............      12,000       145,500
  Remec, Inc.*...............................      11,300       159,612
  Teledata Communications, LTD*..............      17,900       328,912
  Tessco Technologies, Inc.*.................       5,800       242,150
                                                           ------------
                                                              1,548,274
                                                           ------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

TELEPHONE -- 0.5%
  Pricellular Corp. Class A*.................       9,950  $    143,031
                                                           ------------
TRUCKING -- 0.8%
  Knight Transportation, Inc.*...............       6,100       133,438
  U S Xpress Enterprises, Inc. Class A*......      10,800        98,550
                                                           ------------
                                                                231,988
                                                           ------------
WHOLESALE DISTRIBUTION -- 3.2%
  Anicom, Inc.*..............................      13,700       243,175
  Central Garden & Pet Co.*..................      15,200       305,900
  Daisytek International Corp.*..............       5,900       255,175
  Fresh America Corp.*.......................       8,100       156,431
                                                           ------------
                                                                960,681
                                                           ------------
TOTAL COMMON STOCKS
  (Cost $22,742,696).....................................  $ 28,582,477
                                                           ------------

                                               PRINCIPAL
                                                 AMOUNT       VALUE
-----------------------------------------------------------------------
COMMERCIAL PAPER -- 6.4%
-----------------------------------------------------------------------
  Associates Corp. -- 1.4%
    5.80% ,10/01/96..........................  $  413,000       413,000
  Merrill Lynch & Co. -- 5.0%
    5.85% ,10/01/96..........................   1,495,000     1,495,000
                                               ----------  ------------
TOTAL COMMERCIAL PAPER
  (Cost $1,908,000)..........................   1,908,000  $  1,908,000
                                               ----------  ------------
TOTAL INVESTMENTS -- 101.4%
  (Cost $24,650,696).....................................  $ 30,490,477
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4%)..........      (407,516)
                                                           ------------
NET ASSETS -- 100.0%.....................................  $ 30,082,961
                                                           ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING GROWTH FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Catherine Somhegyi
                       Partner, Chief Investment Officer,
                            Global Equity Management
                                 John C. McCraw
                               Portfolio Manager
                               Thomas E. Bleakley
                               Portfolio Manager
                              Ronald J. Krystyniak
                               Investment Analyst

  GOAL: The Nicholas-Applegate Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. equity securities of companies with market capitalizations below $500 million.

  REVIEW AND OUTLOOK: The Emerging Growth Fund delivered substantial returns between April 1 and September 30, 1996. The Institutional Portfolio returned 12.5% for the period, more than twice the 4.9% gain of the Russell 2000 Growth Index. Contributing to the Portfolio's advance versus that of the benchmark was stock selection in the technology, commercial/industrial services, and retail sectors.

  Among the top performing technology holdings was Rational Software, a developer of database management systems and software tools. The company's shares appreciated significantly in the period due in part to the addition of important licensing agreements with Microsoft. Viasoft, Inc., a software developer, was another technology holding delivering strong performance. The company's innovative application, "Enterprise 2000," provides solutions for the problems associated with the year 2000 conversion. Many important software applications still use a two-digit field to distinguish years. As a result, they cannot differentiate between years after 1999 -- mistaking 2000 for 1900, 2001 for 1901, etc.

  The recent strength of the U.S. dollar has made exports more expensive and reduced U.S. competitiveness overseas. Smaller cap companies, which typically do not derive significant revenues from international trade, are expected to be less impacted by this trend. Thus, relative to larger cap companies, the earnings growth potential of smaller capitalization companies in the current market environment appears attractive.

  We continue to identify dynamic opportunities meeting our investment criteria in the small cap segment and believe the powerful appreciation potential offered by smaller cap growth companies will further benefit our shareholders.

                            REPRESENTATIVE HOLDINGS

                            Rational Software Corp.
                           Wolverine World Wide, Inc.
                                    S3, Inc.
                          American Radio Systems Corp.
                           Oregon Metallurgical Corp.
                          Saville Systems Ireland PLC
                             Rainforest Cafe, Inc.
                          Ethan Allen Interiors, Inc.
                          Medicis Pharmaceutical Corp.
                           Insight Enterprises, Inc.

--------------------------------------------------------------------------------

EMERGING GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH INSTITUTIONAL PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 09/30/96
 1 YEAR                           5 YEARS                          10 YEARS
 24.25%                            17.62%                           17.03%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           EMERGING GROWTH INSTITUTIONAL PORTFOLIO   RUSSELL 2000 GROWTH INDEX
7/31/85                                  $ 250,000                    $ 250,000
9/30/85                                    235,902                      228,349
12/31/85                                   278,463                      267,425
3/31/86                                    321,624                      307,046
6/30/86                                    352,685                      327,142
9/30/86                                    285,983                      273,988
12/31/86                                   296,385                      277,004
3/31/87                                    361,471                      352,326
6/30/87                                    361,618                      347,425
9/30/87                                    382,249                      358,710
12/31/87                                   285,177                      247,984
3/31/88                                    336,938                      291,164
6/30/88                                    367,386                      309,646
9/30/88                                    359,772                      301,127
12/31/88                                   362,320                      298,502
3/31/89                                    402,398                      320,660
6/30/89                                    420,560                      341,411
9/30/89                                    471,710                      371,913
12/31/89                                   462,329                      358,702
3/31/90                                    470,606                      349,173
6/30/90                                    500,969                      371,207
9/30/90                                    385,769                      274,340
12/31/90                                   423,896                      296,251
3/31/91                                    558,142                      386,759
6/30/91                                    529,438                      373,345
9/30/91                                    611,921                      413,636
12/31/91                                   662,270                      447,893
3/31/92                                    661,872                      460,151
6/30/92                                    588,473                      404,885
9/30/92                                    624,230                      412,728
12/31/92                                   746,968                      482,694
3/31/93                                    742,563                      474,044
6/30/93                                    769,277                      487,678
9/30/93                                    867,464                      533,181
12/31/93                                   867,187                      547,182
3/31/94                                    814,912                      524,920
6/30/94                                    754,761                      491,981
9/30/94                                    834,963                      537,851
12/31/94                                   836,746                      533,875
3/31/95                                    885,696                      563,151
6/30/95                                    987,421                      619,015
9/30/95                                  1,109,032                      689,403
12/31/95                                 1,137,101                      699,699
3/31/96                                  1,224,695                      739,892
6/30/96                                  1,340,676                      783,122
9/30/96                                  1,377,984                      776,426

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Emerging Growth Institutional Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership and a pooled trust managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 10/1/93. Limited partnership/pooled trust returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership and pooled trust had been registered as investment companies under the federal securities laws, their performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK -- 94.7%
---------------------------------------------------------

ADVERTISING -- 1.7%
  CKS Group*.................................       78,500      $  1,854,562
  Eagle River Interactive, Inc.*.............       37,800           387,450
  Ha-Lo Industries, Inc.*....................       24,900           722,100
  Lamar Advertising Co.*.....................       61,000         2,531,500
  National Media Corp.*......................       17,000           252,875
  Outdoor Systems, Inc.*.....................       23,850         1,120,950
  Universal Outdoor Holdings, Inc.*..........       71,000         2,556,000
                                                                ------------
                                                                   9,425,437
                                                                ------------
AGRICULTURE -- 0.3%
  Dekalb Genetics Corp. Class B..............       51,200         1,740,800
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.1%
  Airnet Systems, Inc.*......................       36,600           521,550
                                                                ------------
AIRLINES -- 0.1%
  Midwest Express Holdings, Inc.*............       22,400           669,200
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.2%
  Mondavi Robert Corp.*......................       35,500         1,162,625
                                                                ------------
APPAREL -- 3.3%
  Cole Kenneth Productions, Inc.*............      104,000         1,963,000
  Donnkenny, Inc.*...........................       89,000         1,524,125
  Genesco, Inc.*.............................       27,600           258,750
  Nautica Enterprises, Inc.*.................      136,350         4,397,287
  St. John Knits, Inc........................       48,000         2,406,000
  Stein Mart, Inc.*..........................       93,500         2,068,688
  Vans, Inc.*................................       97,300         1,860,863
  Wolverine Worldwide, Inc...................      198,300         5,502,825
                                                                ------------
                                                                  19,981,538
                                                                ------------
BEVERAGES/SOFT DRINKS -- 0.3%
  Cott Corp..................................      244,500         1,849,031
                                                                ------------
BIOTECHNOLOGY -- 2.8%
  Advanced Techonology Labs, Inc.*...........       51,900         1,660,800
  Biopsys Medical, Inc.*.....................        9,500           140,125
  Depotech Corp.*............................       20,000           345,000
  Endovascular Technology, Inc.*.............       47,200           566,400
  Guilford Pharmaceuticals, Inc.*............       25,000           687,500
  Martek Biosciences Corp.*..................       63,600         1,590,000
  Matritech, Inc.*...........................       30,000           388,125
  Mentor Corp................................      129,800         3,569,500
  Neurex Corp.*..............................      108,300         2,071,237
  Neurogen Corp.*............................       35,000           883,750
  Nexstar Pharmaceuticals, Inc.*.............       50,000         1,050,000
  Pharmaceutical Product Development,
    Inc.*....................................       14,054           379,457
  Quintiles Transnational Corp.*.............        8,600           629,950
  Regeneron Pharmaceuticals, Inc.*...........       37,300           750,663
  Sequus Pharmaceuticals, Inc.*..............       96,800         1,524,600
  Sonus Pahrmaceuticals, Inc.*...............       17,800           343,763
  Vertex Pharmaceuticals, Inc.*..............       19,700           581,150
                                                                ------------
                                                                  17,162,020
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

BROADCASTING -- 2.7%
  American Radio Systems Corp.*..............       72,400      $  2,696,900
  Argyle Television, Inc. Class A*...........       21,400           601,875
  Chancellor Corp.*..........................       58,400         2,423,600
  Emmis Broadcasting Corp. Class A*..........       43,600         2,016,500
  Evergreen Media Corp. Class A*.............       93,450         2,920,313
  Premiere Radio Networks, Inc. Class A*.....       33,600           361,200
  Saga Communications, Inc. Class A*.........       50,062         1,120,137
  SFX Broadcasting, Inc. Class A*............       42,500         1,933,750
  Telemundo Group, Inc. Class A*.............       18,000           616,500
  United Video Satellite Group, Inc. Class
    A*.......................................       35,000           708,750
  Westwood One, Inc.*........................       71,000         1,304,625
                                                                ------------
                                                                  16,704,150
                                                                ------------
BUILDING MATERIALS -- 0.6%
  Falcon Building Products, Inc. Class A*....       45,000           585,000
  Hexcel Corp.*..............................      102,600         1,987,875
  NCI Building Systems, Inc.*................       26,600           864,500
                                                                ------------
                                                                   3,437,375
                                                                ------------
BUILDING MATERIAL CHAIN -- 0.4%
  Eagle Hardware & Garden, Inc...............       85,000         2,295,000
                                                                ------------
CHEMICALS -- 0.2%
  OM Group, Inc..............................       38,300         1,455,400
                                                                ------------
CLOTHING CHAINS -- 2.5%
  American Eagle Outfitters, Inc.*...........       26,500           563,125
  Baker (J), Inc.............................       20,000           122,187
  Buckle, Inc. (The)*........................        2,400            76,200
  Charming Shoppes, Inc.*....................      544,500         3,267,000
  Gadzooks, Inc.*............................       69,000         2,397,750
  Loehmanns, Inc.*...........................       53,200         1,426,425
  Ross Stores, Inc...........................      109,900         3,956,400
  Wet Seal, Inc. Class A*....................       86,300         3,106,800
  99 Cents Only Stores*......................       30,300           424,200
                                                                ------------
                                                                  15,340,087
                                                                ------------
COAL MINING -- 0.1%
  Zeigler Coal Holding Company...............       25,000           431,250
                                                                ------------
COMPUTER/OFFICE AUTOMATION -- 1.8%
  Amati Communications Corp.*................       71,000         1,562,000
  Auspex Systems, Inc.*......................      135,600         2,084,850
  Brooktrout Technology, Inc.*...............       39,700         1,449,050
  Discreet Logic, Inc.*......................       96,000           732,000
  Eltron International, Inc.*................       47,750         1,545,906
  Encad, Inc.*...............................       10,000           418,750
  GEAC Computer Corp. LTD*...................       40,500           493,540
  IDX Systems Corp.*.........................        8,000           280,000
  Network Appliance, Inc.*...................       53,000         1,590,000
  Safeguard Scientifics, Inc.*...............       23,100           921,113
  Sunquest Information Systems, Inc.*........        9,000           166,500
                                                                ------------
                                                                  11,243,709
                                                                ------------
CONTAINERS -- 0.0%
  U.S. Can Corp.*............................       18,600           299,925
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

CONTRACTING DRILLING -- 1.4%
  Cliffs Drilling Co.*.......................       35,500      $  1,224,750
  Falcon Drilling, Inc.*.....................       82,400         2,142,400
  Marine Drilling Co., Inc.*.................      311,400         2,997,225
  Noble Drilling Corp.*......................       71,700         1,084,462
  Reading & Bates Corp.*.....................       40,100         1,087,713
                                                                ------------
                                                                   8,536,550
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.1%
  Carson Pirie Scott & Co.*..................       28,500           758,812
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.0%
  Anesta Corp.*..............................       58,500           826,312
  Columbia Laboratories, Inc.*...............       30,000           367,500
  Curative Health Services, Inc.*............       67,400         1,297,450
  Dura Pharmaceuticals, Inc.*................      142,200         5,243,625
  Incyte Pharmaceuticals, Inc.*..............       51,000         2,524,500
  Inhale Therapeutic Systems*................       11,500           148,062
  Jones Medical Industries, Inc..............       28,125         1,364,062
  Medicis Pharmaceutical Corp. Class A*......       16,900           815,425
  MIM Corp.*.................................       40,500           587,250
  Nabi, Inc.*................................      137,900         1,637,562
  NCS Healthcare, Inc. Class A*..............       19,100           599,263
  Noven Pharmaceuticals, Inc.*...............       30,700           387,587
  Parexel International Corp.*...............       19,400         1,222,200
  Pathogenesis Corp.*........................       51,300           910,575
  Sangstat Medical Corp.*....................        9,300           237,150
                                                                ------------
                                                                  18,168,523
                                                                ------------
ELECTRONIC DATA PROCESSING -- 1.5%
  Affiliated Computer Services, Inc. Class
    A*.......................................       30,900         1,815,375
  Checkfree Corp.*...........................       45,000           900,000
  Envoy Corp.*...............................       81,200         3,146,500
  Industry-Matematik International*..........       79,000           977,625
  Object Design, Inc.*.......................       70,000         1,128,750
  Peerless Systems Corp.*....................       14,500           166,750
  Versant Object Technology Corp.*...........       37,500           890,625
                                                                ------------
                                                                   9,025,625
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.8%
  Belden, Inc.*..............................       38,800         1,125,200
  Checkpoint Systems, Inc.*..................      167,400         4,436,100
  Coherent, Inc.*............................       56,600         1,995,150
  Lernout & Hauspie Speech*..................       42,300         1,004,625
  Orbotech LTD*..............................       16,000           190,000
  Uniphase Corp.*............................       45,300         1,913,925
                                                                ------------
                                                                  10,665,000
                                                                ------------
ELECTRONICS/MUSIC CHAINS -- 0.5%
  Inacom Corp.*..............................       87,000         2,979,750
                                                                ------------
ENTERTAINMENT -- 0.3%
  Family Golf Centers, Inc.*.................       20,000           580,000
  Hollywood Entertainment Corp.*.............       73,300         1,502,650
                                                                ------------
                                                                   2,082,650
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.8%
  Newpark Resources, Inc.*...................       26,585      $    967,029
  Superior Services, Inc.*...................       17,000           272,000
  Tetra Technologies, Inc.*..................       42,300           777,263
  United Waste Systems, Inc.*................      156,600         5,441,850
  U.S. Filter Corp.*.........................       71,400         2,436,525
  U.S.A. Waste Services, Inc.*...............       26,800           844,200
                                                                ------------
                                                                  10,738,867
                                                                ------------
FINANCE COMPANIES -- 1.4%
  AmeriCredit Corp.*.........................      115,400         2,120,475
  Cityscape Financial Corp.*.................       47,000         1,245,500
  Imperial Credit Industries, Inc.*..........      109,200         3,999,450
  Westcorp., Inc.............................       56,205         1,215,433
                                                                ------------
                                                                   8,580,858
                                                                ------------
FOOD CHAINS -- 0.1%
  Quality Food Centers, Inc.*................       13,000           451,750
                                                                ------------
HOME FURNISHINGS -- 0.6%
  Bush Industries, Inc. Class A..............       20,000           367,500
  Cort Business Services Corp.*..............       30,000           611,250
  Ethan Allen Interiors, Inc.................       24,000           747,000
  Furniture Brands International, Inc.*......       47,600           696,150
  Renters Choice, Inc.*......................       71,600         1,342,500
                                                                ------------
                                                                   3,764,400
                                                                ------------
HOMEBUILDING -- 1.2%
  American Homestar Corp.*...................       24,700           600,519
  Cavalier Homes, Inc........................        2,100            38,850
  Champion Enterprises, Inc.*................       93,700         2,119,962
  Diamond Home Services, Inc.*...............       29,700           861,300
  Oakwood Homes Corp.........................       74,800         2,057,000
  Redman Industries, Inc.*...................       36,800         1,030,400
  United States Home Corp.*..................       40,000           820,000
                                                                ------------
                                                                   7,528,031
                                                                ------------
HOSPITALS -- 0.7%
  Health Management Systems, Inc.*...........       88,400         2,585,700
  National Surgery Centers, Inc.*............       52,600         1,472,800
                                                                ------------
                                                                   4,058,500
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 0.6%
  Granite Construction, Inc..................       69,900         1,450,425
  Greenwich Air Services, Inc. Class B*......       42,500           881,875
  Greenwich Air Services, Inc. Class A.......       40,400         1,131,200
                                                                ------------
                                                                   3,463,500
                                                                ------------
LEISURE/GAMING -- 0.9%
  Anchor Gaming*.............................       40,400         2,514,900
  Sodak Gaming, Inc.*........................      119,000         2,737,000
                                                                ------------
                                                                   5,251,900
                                                                ------------
LIFE INSURERS -- 0.1%
  Delphi Financial Group, Inc. Class A*......          900            25,200
  Protective Life Corp.......................        8,900           335,975
                                                                ------------
                                                                     361,175
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

LODGING -- 1.1%
  Bristol Hotel Co.*.........................       40,400      $  1,075,650
  Doubletree Corp.*..........................       24,600           980,925
  Prime Hospitality Corp.*...................      174,200         2,874,300
  Studio Plus Hotels, Inc.*..................       45,750           754,875
  Suburban Lodges of America*................       27,200           571,200
  Wyndham Hotel Corp.*.......................       26,500           483,625
                                                                ------------
                                                                   6,740,575
                                                                ------------
MACHINERY/EQUIPMENT -- 1.1%
  Digitran Systems, Inc.*....................       14,500               145
  Elbit Vision Systems LTD*..................       17,500           126,875
  Etec Systems, Inc.*........................       49,600         1,686,400
  Greenfield Industries, Inc.................       57,700         1,384,800
  Iwerks Entertainment, Inc.*................       72,500           507,500
  JLG Industries, Inc........................        6,800           127,500
  Kuhlman Corp...............................       20,800           304,200
  Miller Industries, Inc.*...................       35,600         1,406,200
  Robbins & Myers, Inc.......................       34,000           769,250
  Watsco, Inc. Class A.......................       13,950           284,231
                                                                ------------
                                                                   6,597,101
                                                                ------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 0.8%
  CRA Managed Care, Inc.*....................       17,600           950,400
  FPA Medical Management, Inc.*..............       44,700         1,178,962
  Medcath, Inc.*.............................       52,200           887,400
  OccuSystems, Inc.*.........................       68,800         2,064,000
                                                                ------------
                                                                   5,080,762
                                                                ------------
MEDICAL SPECIALTIES -- 0.0%
  Impath, Inc.*..............................        5,200            63,700
                                                                ------------
MEDICAL SUPPLIES -- 3.2%
  Adac Laboratories..........................      113,500         2,284,187
  Capstone Pharmacy Services*................       48,400           598,950
  ESC Medical Systems LTD*...................       36,000         1,152,000
  Femrx, Inc.*...............................       18,600           153,450
  Invacare Corp..............................       49,900         1,397,200
  Iridex Corp.*..............................       15,100           124,575
  Keravision, Inc.*..........................       36,100           541,500
  Lunar Corp.*...............................        8,500           272,000
  Minimed, Inc.*.............................       18,600           467,325
  Orthologic Corp.*..........................       91,600           973,250
  Physio-Control International Corp.*........       78,400         1,979,600
  ResMed, Inc.*..............................       18,800           371,300
  Safeskin Corp.*............................       62,500         2,171,875
  Serologicals Corp.*........................       13,600           472,600
  Steris Corp.*..............................       36,200         1,226,275
  Target Therapeutics, Inc.*.................       96,900         4,142,475
  Urologix, Inc.*............................        8,000           123,000
  Vivus, Inc.*...............................       27,300         1,037,400
                                                                ------------
                                                                  19,488,962
                                                                ------------
MEDICAL/HEALTH SERVICES -- 2.0%
  ABR Information Services, Inc.*............       39,125         2,817,000
  American Homepatient, Inc.*................       22,100           491,725

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

MEDICAL/HEALTH SERVICES (CONTINUED)
  Collaborative Clinical Research, Inc.*.....       32,000      $    432,000
  EmCare Holdings, Inc.*.....................       58,700         1,584,900
  Multicare Companies, Inc.*.................       63,900         1,389,825
  Pediatric Services of America, Inc.*.......       21,700           401,450
  Pediatrix Medical Group, Inc.*.............        6,800           340,850
  Prime Medical Services, Inc.*..............       35,000           463,750
  Renal Care Group, Inc.*....................       32,000         1,184,000
  Renal Treatment Centers, Inc.*.............       79,800         2,653,350
  Sterling Healthcare Group*.................       12,000           259,500
                                                                ------------
                                                                  12,018,350
                                                                ------------
METALS -- 1.7%
  Gibraltar Steel Corp.......................       26,800           603,000
  Mueller Industries, Inc.*..................       76,500         3,107,812
  Olympic Steel, Inc.*.......................       73,000         1,961,875
  Oregon Metallurgical Corp.*................       70,000         2,275,000
  RMI Titanium Co.*..........................       86,000         2,171,500
  UNR Industries, Inc........................       46,600           308,725
                                                                ------------
                                                                  10,427,912
                                                                ------------
MILITARY /DEFENSE TECHNOLOGY -- 0.9%
  Avondale Industries, Inc.*.................       32,600           607,175
  Rohr Industries, Inc.*.....................       88,900         1,744,663
  Stanford Telecommunications, Inc.*.........       46,500         2,325,000
  Tracor, Inc.*..............................       28,700           591,938
                                                                ------------
                                                                   5,268,776
                                                                ------------
MULTI-LINE INSURERS -- 0.3%
  Penncorp Financial Group, Inc..............       54,600         1,760,850
                                                                ------------
OIL/GAS PRODUCTION -- 1.8%
  Abacan Resource Corp.*.....................       50,000           343,750
  Barrett Resources Corp.*...................       19,900           701,475
  Belden & Blake Corp........................       17,000           395,250
  Brown (Tom), Inc.*.........................       50,600           955,075
  Cross Timbers Oil Co.......................       34,000           816,000
  Global Natural Resources, Inc.*............       57,800         1,004,275
  Houston Exploration Co.*...................       17,000           289,000
  KCS Energy, Inc............................       34,500         1,229,062
  Lomak Petroleum, Inc.......................       18,000           236,250
  Newfield Exploration Co.*..................       17,600           792,000
  Nuevo Energy Co.*..........................       18,500           751,562
  Petroleum Securities Australia LTD*........       34,000           790,500
  Plains Resources, Inc.*....................       17,500           242,813
  Swift Energy Co.*..........................       70,500         1,692,000
  Tesoro Petroleum Corp.*....................       17,000           218,875
  Vintage Petroleum, Inc.....................       17,900           525,813
                                                                ------------
                                                                  10,983,700
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 3.3%
  BJ Services Co.*...........................      104,400         3,784,500
  Camco International, Inc...................       56,700         2,119,162
  Energy Ventures, Inc.*.....................       31,700         1,283,850
  Global Industries, LTD*....................      107,000         1,698,625
  Oceaneering International, Inc.*...........       52,600           894,200
  Pool Energy Services Co.*..................       71,200           898,900
  Pride Petroleum Services, Inc.*............      129,400         1,827,775

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

OILFIELD SERVICES/EQUIPMENT (CONTINUED)
  Seacor Holdings, Inc.*.....................       63,400      $  3,217,550
  Tuboscope Vetco International, Corp.*......       82,100         1,282,813
  Varco International, Inc.*.................      123,700         2,180,213
  Veritas DGC, Inc.*.........................       35,000           630,000
                                                                ------------
                                                                  19,817,588
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICE -- 4.5%
  ATC Communications, Inc....................       18,000           315,000
  Caribiner International, Inc...............       28,900         1,221,025
  Claremont Technology Group, Inc.*..........       25,500           918,000
  Corestaff, Inc.*...........................       22,500           601,875
  G&K Services, Inc., Class A................       16,050           469,462
  ICTS International NV*.....................        8,700           106,575
  Learning Tree International*...............       12,100           447,700
  Mastec, Inc.*..............................       36,000         1,233,000
  Meta Group, Inc.*..........................       21,000           582,750
  National Education Corp.*..................      107,700         2,059,762
  National Techteam, Inc.*...................       34,000           922,250
  National Wireless Holdings, Inc.*..........       15,800           252,800
  Norrell Corp...............................       43,800         1,379,700
  Nova Corp.*................................       24,200           798,600
  Personnel Group of America, Inc.*..........       56,500         1,469,000
  PMT Services, Inc.*........................       90,350         1,829,588
  Pre Paid Legal Services, Inc.*.............       90,500         1,165,188
  Protection One, Inc.*......................       96,300         1,215,788
  Rental Service Corp.*......................       14,000           302,750
  Robert Half International, Inc.*...........       17,600           649,000
  Romac International, Inc.*.................       59,300         1,808,650
  Seattle Filmworks, Inc.*...................       26,500           583,000
  Techforce Corp.*...........................       18,600           137,175
  The Registry, Inc.*........................       10,000           380,000
  Vincam Group, Inc.*........................       22,500           860,625
  Wackenhut Corp. Series B...................       45,000           703,125
  Wackenhut Corrections Corp.*...............       63,000         1,401,750
  Western Staff Services, Inc.*..............       18,300           276,788
  Whittman-Hart, Inc.*.......................       57,400         2,712,150
  Youth Services International, Inc.*........       27,000           374,625
                                                                ------------
                                                                  27,177,701
                                                                ------------
OTHER CONSUMER DURABLES -- 0.4%
  Sola International, Inc.*..................       68,900         2,566,525
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.0%
  Blyth Industries, Inc.*....................       30,600         1,484,100
                                                                ------------
OTHER CONSUMER SERVICES -- 0.4%
  American Residential Services, Inc.*.......       11,500           219,937
  Amre, Inc.*................................       51,600           715,950
  Apollo Group, Inc. Class A*................       34,647           926,807
  ITT Educational Services*..................       11,800           413,000
                                                                ------------
                                                                   2,275,694
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.9%
  Ocwen Financial Corp.*.....................       17,000           346,375
  RAC Financial Group, Inc.*.................       85,000         3,878,125

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

OTHER FINANCIAL SERVICES (CONTINUED)
  Southern Pacific Funding Corp.*............       17,200      $    434,300
  WFS Financial, Inc.*.......................       33,000           676,500
                                                                ------------
                                                                   5,335,300
                                                                ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 1.6%
  Clintrials, Inc.*..........................       71,000         2,893,250
  Enterprise Systems, Inc.*..................       16,000           412,000
  Horizon Mental Health Management, Inc.*....       15,600           386,100
  Physician Computer Network, Inc.*..........      188,700         2,004,938
  Physician Support Systems, Inc.*...........       23,000           557,750
  RTW, Inc.*.................................       38,700         1,117,463
  Summit Medical Systems, Inc.*..............       31,000           434,000
  Veterinary Centers America, Inc.*..........       76,500         1,678,219
                                                                ------------
                                                                   9,483,720
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  BE Aerospace, Inc.*........................       32,200           664,125
  BMC Industries, Inc........................       82,600         2,364,425
  Chicago Miniature Lamp, Inc.*..............       29,400           889,350
  Foamex International, Inc.*................      140,000         2,275,000
  Memtec LTD Sponsored ADR...................       17,000           476,000
  Rexel, Inc.*...............................       27,900           439,425
                                                                ------------
                                                                   7,108,325
                                                                ------------
OTHER RETAIL TRADE -- 0.0%
  Cost Plus*.................................       66,800         1,544,750
                                                                ------------
OTHER TECHNOLOGY -- 1.2%
  Compucom Systems, Inc.*....................       18,300           160,125
  Computer Products, Inc.*...................       89,400         1,955,625
  Henry (Jack) & Associates..................       24,100           765,175
  Renaissance Solutions, Inc.*...............       22,100           936,488
  Technology Solutions Company*..............       48,750         1,700,156
  Vanstar Corp.*.............................       63,000         1,527,750
                                                                ------------
                                                                   7,045,319
                                                                ------------
OTHER TRANSPORTATION -- 0.3%
  Coach USA, Inc.*...........................       23,000           615,250
  Trico Marine Services, Inc.*...............       38,200         1,165,100
                                                                ------------
                                                                   1,780,350
                                                                ------------
PAPER -- 0.2%
  American Pad & Paper Co.*..................       60,000         1,275,000
                                                                ------------
PRINTING/FORMS -- 0.0%
  Applied Graphics Technologies, Inc.*.......       18,600           276,675
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 0.8%
  Capmac Holdings, Inc.......................       38,500         1,280,125
  HCC Insurance Holdings, Inc................       48,100         1,388,887
  La Salle Re Holdings LTD...................       49,300         1,158,550
  Vesta Insurance Group, Inc.................       34,350         1,318,181
                                                                ------------
                                                                   5,145,743
                                                                ------------
PUBLISHING -- 0.2%
  Golden Books Family Entertainment, Inc.*...       90,000         1,046,250
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

RAILROADS -- 0.2%
  Railtex, Inc.*.............................       40,000      $    952,500
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.8%
  Amresco, Inc.*.............................      144,700         3,310,012
  Insignia Financial Group, Inc. Class A*....       26,300           670,650
  NHP, Inc.*.................................       23,300           441,244
  Redwood Trust, Inc.........................       17,700           566,400
                                                                ------------
                                                                   4,988,306
                                                                ------------
RECREATIONAL PRODUCTS -- 0.4%
  Coachmen Industries, Inc...................       35,500           914,125
  Galoob Lewis T*............................       38,000         1,111,500
  Rockshox*..................................        9,000           135,000
  Tyco Toys, Inc.*...........................       34,300           197,225
                                                                ------------
                                                                   2,357,850
                                                                ------------
REGIONAL BANKS -- 0.1%
  Provident Bankshares Corp..................       19,700           696,888
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
  FelCor Suite Hotels, Inc...................       19,100           615,975
  Storage USA, Inc...........................       24,000           798,000
                                                                ------------
                                                                   1,413,975
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.2%
  Team Rental Group, Inc.*...................       22,400           425,600
  Leasing Solutions, Inc.*...................       34,000           977,500
  Winthrop Resources Corp....................          900            24,300
                                                                ------------
                                                                   1,427,400
                                                                ------------
RESTAURANTS -- 1.7%
  Apple South, Inc...........................       65,300           873,387
  CKE Restaurants, Inc.......................       76,000         2,337,000
  Foodmaker, Inc.*...........................      253,200         2,532,000
  Logan's Roadhouse, Inc.*...................       27,000           543,375
  Papa John's International, Inc.*...........       17,900           939,750
  Rainforest Cafe, Inc.*.....................       63,550         1,970,050
  Showbiz Pizza Time, Inc.*..................       71,300         1,292,313
  Taco Cabana Class A*.......................        3,700            21,275
                                                                ------------
                                                                  10,509,150
                                                                ------------
RETAIL/FOOD DISTRIBUTION -- 0.5%
  Richfood Holdings, Inc.....................       87,700         3,266,825
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENT -- 3.4%
  Actel Corp.*...............................      144,300         2,777,775
  Flextronics International, LTD*............       62,300         1,721,037
  Radisys Corp.*.............................       19,400           960,300
  Sawtek, Inc.*..............................       90,700         2,358,200
  SDL, Inc.*.................................      100,400         2,058,200
  S3, Inc.*..................................      246,700         4,872,325
  Trident Microsystems, Inc.*................       68,000         1,028,500
  Vitesse Semiconductor Corp.*...............      125,800         4,859,025
                                                                ------------
                                                                  20,635,362
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

SOFTWARE -- 14.0%
  Amisys Managed Care Systems*...............       36,000      $    859,500
  Applix, Inc.*..............................       16,500           433,125
  Aspen Technology, Inc.*....................       42,400         2,872,600
  Avant Corp.*...............................       46,500         1,395,000
  BDM International, Inc.*...................       32,600         1,939,700
  CBT Group PLC Sponsored ADR*...............       80,400         3,778,800
  Ciber, Inc.*...............................       61,500         2,337,000
  Clarify, Inc.*.............................       33,500         2,077,000
  Cognos, Inc.*..............................      183,600         5,989,950
  Cooper & Chyan Technology, Inc.*...........       38,700           948,150
  Datastream Systems, Inc.*..................       57,600         1,742,400
  Dataworks Corp.*...........................       33,200           863,200
  Dendrite International, Inc.*..............       31,500           952,875
  Geoworks*..................................       21,700           564,200
  Harbinger Corp.*...........................       61,700         1,542,500
  HCIA, Inc.*................................       17,700         1,062,000
  HNC Software, Inc.*........................       99,000         3,960,000
  HPR, Inc.*.................................       17,500           280,000
  Ikos Systems, Inc.*........................       41,600           826,800
  Indus Group, Inc.*.........................       21,000           420,000
  Integrated Systems, Inc.*..................       78,200         2,580,600
  JDA Software Group, Inc.*..................       69,800         1,919,500
  Legato Systems, Inc.*......................       81,800         3,885,500
  Manugistics Group, Inc.*...................       12,800           515,200
  MDL Information Systems, Inc.*.............       30,700           970,888
  Mecon, Inc.*...............................       19,000           475,000
  National Instruments Corp.*................       61,000         1,616,500
  Onewave, Inc.*.............................        8,500           128,562
  Pegasystems, Inc.*.........................       17,500           455,000
  Perceptron, Inc.*..........................       32,700           825,675
  Platinum Software Corp.*...................        1,795            19,969
  Pure Atria Corp.*..........................      116,005         4,379,189
  Quick Response Services, Inc.*.............       14,800           551,300
  Rational Software Corp.*...................      155,200         5,296,200
  Sapient Corp.*.............................       12,200           542,900
  Saville Systems Ireland PLC*...............       63,700         2,245,425
  Scopus Technology, Inc.*...................       55,000         1,663,750
  Seibel Systems, Inc.*......................       43,500         1,810,688
  SPSS, Inc.*................................       18,000           499,500
  SQA, Inc.*.................................       23,600           637,200
  Sykes Enterprises, Inc.*...................       82,350         3,973,388
  Systemsoft Corp.*..........................      156,300         5,353,275
  Verilink Corp.*............................        5,900           144,550
  Veritas Software Co.*......................       34,000         2,405,500
  Viasoft, Inc.*.............................       69,800         2,931,600
  Viewlogic Systems, Inc.*...................       71,600           832,350
  Visio Corp.*...............................       27,500         1,251,250
  Wind River Systems, Inc.*..................       49,800         2,203,650
                                                                ------------
                                                                  84,958,909
                                                                ------------
SPECIALTY CHAINS -- 2.9%
  Cross Continenet Auto Retailers, Inc.*.....       12,000           276,000
  Duty Free International, Inc...............       56,400           775,500
  Finish Line, Inc. Class A*.................       24,000         1,140,000
  Insight Enterprises, Inc.*.................       13,600           508,300
  Just for Feet, Inc.*.......................       58,100         2,912,262

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

SPECIALTY CHAINS (CONTINUED)
  Men's Wearhouse, Inc.*.....................       25,300      $    632,500
  Microage, Inc.*............................      103,000         1,944,125
  Party City Corp.*..........................        8,000           150,000
  Petco Animal Supplies, Inc.*...............       40,650         1,107,712
  Pier 1 Imports, Inc........................      116,200         1,873,725
  Rexall Sundown, Inc.*......................       51,600         1,883,400
  West Coast Entertainment Corp.*............       13,500           136,688
  West Marine, Inc.*.........................       22,800           752,400
  Williams-Sonoma, Inc.*.....................      135,300         3,839,138
                                                                ------------
                                                                  17,931,750
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 4.2%
  ACT Networks, Inc.*........................       74,300         2,080,400
  AML Communications, Inc.*..................        1,100            17,875
  Aspect Telecommunications Corp.*...........      107,300         6,679,425
  Cable Design Technologies, Inc.*...........       50,000         2,000,000
  Coherent Communications Systems Corp.*.....       46,400           881,600
  Comverse Technology, Inc.*.................       43,200         1,679,400
  Davox Corp.*...............................       19,000           717,250
  Digital Systems International, Inc.*.......       36,000           643,500
  Inter-Tel, Inc.*...........................       35,200           712,800
  Lightbridge, Inc.*.........................        9,360           109,980
  Natural Microsystems Corp.*................       39,000         1,876,875
  Nice-Systems LTD*..........................       33,500           767,359
  Ortel Corp.*...............................       54,000         1,296,000
  P Com, Inc.*...............................       51,400         1,272,150
  Periphonics Corp.*.........................       22,000           858,000
  Remec, Inc.*...............................       17,100           241,538
  TCSI Corp.*................................       57,500           761,875
  Teledata Communications LTD.*..............        5,000            91,875
  Teltrend, Inc.*............................       34,200         1,453,500
  Westell Technologies, Inc.*................       28,600         1,265,550
                                                                ------------
                                                                  25,406,952
                                                                ------------
TELEPHONE -- 2.4%
  ACC Corp.*.................................       52,900         2,499,525
  Clearnet Communications Class A*...........       18,000           294,750
  ICG Communications, Inc.*..................       70,000         1,470,000
  Intercel, Inc.*............................       83,500         1,753,500
  Intermedia Communications of Florida,
    Inc.*....................................       58,100         1,699,425
  Midcom Connumications, Inc.*...............       69,000           948,750
  Pacific Gateway Exchange, Inc.*............       38,200         1,126,900
  Pricellular Corp., Class A*................       40,375           580,391
  Tel-Save Holdings, Inc.*...................       72,000         2,070,000
  Winstar Communications*....................      123,800         2,058,175
                                                                ------------
                                                                  14,501,416
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

TOBACCO PRODUCTS -- 0.3%
  Mafco Consolidated Group, Inc.*............       68,800      $  2,107,000
                                                                ------------
TRUCKING -- 0.6%
  Knight Transportation, Inc.*...............       17,000           371,875
  Landstar System, Inc.*.....................       76,500         2,046,375
  Swift Transportation Co.*..................       17,000           372,938
  USFreightways Corp.........................       51,000         1,045,500
                                                                ------------
                                                                   3,836,688
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.4%
  Anicom, Inc.*..............................       10,700           189,925
  Central Garden & Pet Co.*..................       74,900         1,507,362
  Daisytek International Corp.*..............        3,800           164,350
  Fresh America Corp.*.......................          800            15,450
  Hughes Supply, Inc.*.......................        3,600           133,200
  Tech Data Corp.*...........................      238,300         6,642,613
                                                                ------------
                                                                   8,652,900
                                                                ------------
TOTAL COMMON STOCKS
  (COST $402,514,887)......................................      575,572,587
                                                                ------------

                                                        PRINCIPAL
                                                         AMOUNT
---------------------------------------------------------

COMMERCIAL PAPER -- 5.6%
----------------------------------------------
  Associates Corp. -- 0.7%
    5.80%, 10/01/96...................................      4,068      4,068,000
  Merrill Lynch & Co.
    5.85%, 10/01/96...................................     29,614     29,614,000
                                                                   -------------
TOTAL COMMERCIAL PAPER
  (COST $33,682,000).............................................     33,682,000
---------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
----------------------------------------------
  J. P. Morgan & Co., Inc. $1,667,000 at 5.65%,
    (Agreement dated 09/30/96; to be repurchased at
    $1,667,262 on 10/01/96; collateralized by
    $1,665,000 FHMA Note, 7.16% due 01/10/97)(VALUE
    $1,708,661)
    (COST $1,667,000)                                   1,667,000      1,667,000
                                                                   -------------
TOTAL INVESTMENTS -- 100.5%
  (COST $437,863,887)............................................    610,921,587
LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%).....................     (2,979,076)
                                                                   -------------
NET ASSETS 100.0%................................................  $ 607,942,511
                                                                   -------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                             Jack C. Marshall, Jr.
                       Partner, Chief Investment Officer,
                        Institutional Equity Management
                              Andrew B. Gallagher
                               Portfolio Manager
                               Thomas J. Sullivan
                          Assistant Portfolio Manager

  GOAL: The Nicholas-Applegate Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies generally over $500 million in market capitalization.

  REVIEW AND OUTLOOK: The Core Growth Portfolio delivered strong returns for the six-month period ending September 30, 1996. The Portfolio outperformed the S&P 500 Index, posting a return of 11.2% versus 7.7% for the Index. The Fund's holdings in the technology and retail sectors boosted performance relative to the benchmark.

  Despite the downturn in the technology sector in June and July, some of the Fund's best performers over the period were computer software and hardware stocks. Shares of Cadence Design Systems, Inc., a provider of server and enterprise hardware, climbed in light of the company's recent 50% increase in software licensing and new product introductions.

  Stock selection in the retail trade sector also resulted in strong returns. Safeway, the California supermarket giant, soared in the period as it continued to exceed earnings expectations. The company is successfully growing market share versus its competitors and is expanding margins. Nike, the athletic shoe and sportswear maker, was also among the best performing holdings over the past six months. Nike has been especially successful in creating brand name recognition for its product lines worldwide.

  The Core Growth Fund continues to demonstrate solid earnings growth characteristics. As of September 30, 1996, the median earnings growth rate for portfolio holdings was 29% versus 12% for the S&P 500 Index.

  We continue to find superior earnings growth potential within the mid and large cap segments. Our bottom-up growth investment philosophy as applied to these segments of the market continues to reward our shareholders. We remain confident the Core Growth Fund will continue to deliver strong, long-term results to our shareholders.

                            REPRESENTATIVE HOLDINGS

                                 Safeway, Inc.
                             ADC Telecommunications
                         Cascade Communications Company
                                   Nike, Inc.
                              Tommy Hilfiger Corp.
                           Dura Pharmaceuticals, Inc.
                            USA Waste Services, Inc.
                               BMC Software, Inc.
                        Diamond Offshore Drilling, Inc.
                             B.J. Services Company

--------------------------------------------------------------------------------

CORE GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH INSTITUTIONAL PORTFOLIO WITH THE S&P 500 INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 09/30/96
 1 YEAR                           5 YEARS                          10 YEARS
 20.54%                            17.68%                           17.80%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CORE GROWTH INSTITUTIONAL
                            Portfolio     S&P 500 Index
9/30/85                     $ 250,000         $ 250,000
12/31/85                      311,845           292,860
3/31/86                       388,397           334,118
6/30/86                       437,508           353,762
9/30/86                       388,690           329,063
12/31/86                      414,299           347,444
3/31/87                       508,798           421,503
6/30/87                       523,217           442,611
9/30/87                       570,277           471,735
12/31/87                      429,184           365,741
3/31/88                       439,956           386,614
6/30/88                       488,926           412,140
9/30/88                       478,446           413,572
12/31/88                      483,552           426,260
3/31/89                       509,490           456,652
6/30/89                       542,075           496,597
9/30/89                       637,945           549,614
12/31/89                      647,590           561,013
3/31/90                       655,822           544,538
6/30/90                       753,891           578,425
9/30/90                       618,533           499,388
12/31/90                      652,318           543,946
3/31/91                       822,080           622,905
6/30/91                       785,307           621,480
9/30/91                       886,374           654,716
12/31/91                    1,014,500           709,606
3/31/92                       987,752           691,681
6/30/92                       919,329           704,810
9/30/92                       964,695           727,076
12/31/92                    1,151,988           763,705
3/31/93                     1,226,048           797,065
6/30/93                     1,305,243           800,858
9/30/93                     1,408,010           821,511
12/31/93                    1,379,773           840,600
3/31/94                     1,282,663           808,673
6/30/94                     1,208,819           812,061
9/30/94                     1,268,501           851,780
12/31/94                    1,234,654           851,663
3/31/95                     1,324,943           934,713
6/30/95                     1,472,975         1,023,897
9/30/95                     1,659,853         1,105,290
12/31/95                    1,710,920         1,171,847
3/31/96                     1,799,454         1,234,698
6/30/96                     1,945,536         1,290,056
9/30/96                     2,000,869         1,329,937

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in Core Growth Institutional Portfolio with the Standard & Poor's ("S&P") 500 Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
CORE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS -- 96.6%
---------------------------------------------------------

AIRLINES -- 0.7%
  Comair Holdings, Inc.......................          152,325      $   3,579,637
                                                                    -------------
APPAREL -- 4.5%
  Gucci Group NV.............................          135,000          9,787,500
  Nike, Inc. Class B.........................           52,600          6,390,900
  Tommy Hilfiger Corp.*......................          110,000          6,517,500
                                                                    -------------
                                                                       22,695,900
                                                                    -------------
BIOTECHNOLOGY -- 0.8%
  Genetics Institute, Inc....................           59,200          4,114,400
                                                                    -------------
BROADCASTING -- 2.7%
  Evergreen Media Corp.*.....................          135,000          4,218,750
  Infinity Broadcasting Corp. Class A*.......          119,025          3,749,287
  Tele-Communications, Inc. Class A Liberty
    Media Group*.............................          101,100          2,893,988
  Tele-Communications, Inc. Class A TCI
    Group*...................................          188,100          2,809,744
                                                                    -------------
                                                                       13,671,769
                                                                    -------------
BUILDING MATERIALS -- 1.2%
  Lowe's Companies, Inc......................          142,300          5,816,513
                                                                    -------------
CLOTHING CHAINS -- 1.8%
  Fila Holdings SPA..........................           63,000          6,055,875
  Intimate Brands, Inc.......................          155,700          2,841,525
                                                                    -------------
                                                                        8,897,400
                                                                    -------------
COMPUTERS/OFFICE AUTOMATION -- 6.8%
  Ceridian Corp.*............................          156,300          7,815,000
  Cisco Systems, Inc.*.......................           73,500          4,561,594
  Compaq Computer Corp.*.....................           94,100          6,034,162
  Computer Sciences Corp.*...................           74,600          5,734,875
  Dell Computer Corp.*.......................           60,100          4,672,775
  Sun Microsystems, Inc.*....................           84,700          5,261,988
                                                                    -------------
                                                                       34,080,394
                                                                    -------------
COMPUTERS & OFFICE EQUIPMENT -- 1.4%
  Gateway 2000, Inc.*........................          135,000          6,463,125
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 2.2%
  Consolidated Stores Corp.*.................          144,500          5,780,000
  Kohls Corp.*...............................          145,000          5,220,000
                                                                    -------------
                                                                       11,000,000
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 2.5%
  Cardinal Health, Inc.......................           78,500          6,486,062
  Dura Pharmaceuticals.......................          160,000          5,900,000
                                                                    -------------
                                                                       12,386,062
                                                                    -------------
ELECTRONIC DATA PROCESSING -- 0.8%
  First Data Corp............................           49,777          4,063,048
                                                                    -------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.2%
  Fore Systems, Inc.*........................          146,500          6,061,437
                                                                    -------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

ELECTRONICS/MUSIC CHAINS -- 1.4%
  Compusa, Inc.*.............................          130,000      $   7,020,000
                                                                    -------------
FINANCE COMPANIES -- 1.2%
  Green Tree Financial Corp..................          156,200          6,130,850
                                                                    -------------
FINANCIAL SERVICES -- 2.5%
  Associates First Capital Corp..............          160,000          6,560,000
  Household International, Inc...............           73,700          6,061,825
                                                                    -------------
                                                                       12,621,825
                                                                    -------------
FOOD CHAINS -- 1.6%
  Safeway, Inc.*.............................          192,800          8,218,100
                                                                    -------------
GAMBLING -- 2.0%
  International Game Technology..............          350,000          7,175,000
  Mirage Resorts, Inc.*......................          108,000          2,767,500
                                                                    -------------
                                                                        9,942,500
                                                                    -------------
HOME FURNISHINGS -- 1.2%
  Mohawk Industries, Inc*....................          232,900          5,968,063
                                                                    -------------
HOSPITALS -- 2.5%
  Healthsouth Corp.*.........................          169,000          6,485,375
  Tenet Healthcare Corp.*....................          261,400          5,816,150
                                                                    -------------
                                                                       12,301,525
                                                                    -------------
LODGING -- 0.5%
  Host Marriott Corp.*.......................          177,800          2,578,100
                                                                    -------------
MEDICAL SUPPLIES -- 1.3%
  Boston Scientific Corp.*...................          111,500          6,411,250
                                                                    -------------
OIL/GAS PRODUCTION -- 4.0%
  Burlington Resources, Inc..................          116,000          5,147,500
  Enron Oil & Gas Co.........................          120,000          2,985,000
  Triton Energy Corp.*.......................           76,800          3,436,800
  United Meridian Corp.*.....................          185,600          8,444,800
                                                                    -------------
                                                                       20,014,100
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 4.9%
  BJ Services Co.*...........................          145,000          5,256,250
  Diamond Offshore Drilling, Inc.*...........          100,000          5,500,000
  Ensco International, Inc.*.................          140,000          4,550,000
  Tidewater, Inc.............................           91,900          3,434,763
  Western Atlas, Inc.*.......................           89,300          5,558,925
                                                                    -------------
                                                                       24,299,938
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 7.4%
  Accustaff, Inc.*...........................          205,100          5,306,962
  Corestaff, Inc.*...........................          157,500          4,213,125
  Corrections Corp. of America*..............          213,200          6,662,500
  CUC International, Inc.*...................          151,162          6,027,585
  MFS Communications, Inc.*..................           89,500          3,904,438
  Republic Waste Industries*.................          175,000          5,075,000
  USA Waste Services, Inc.*..................          185,600          5,846,400
                                                                    -------------
                                                                       37,036,010
                                                                    -------------
OTHER FINANCIAL SERVICES -- 2.7%
  Equifax, Inc...............................          232,600          6,134,825

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

OTHER FINANCIAL SERVICES (CONTINUED)
  Sunamerica Inc.............................          205,100      $   7,075,950
                                                                    -------------
                                                                       13,210,775
                                                                    -------------
PIPELINES -- 1.1%
  Williams Companies, Inc....................          108,200          5,518,200
                                                                    -------------
RECREATION PRODUCTS -- 1.2%
  Harley-Davidson, Inc.......................          140,000          6,020,000
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.9%
  Intel Corp.................................           77,000          7,348,687
  S3, Inc.*..................................          322,000          6,359,500
  Vitesse Semiconductor*.....................          150,000          5,793,750
                                                                    -------------
                                                                       19,501,937
                                                                    -------------
SOFTWARE -- 11.1%
  Baan Co. NV*...............................           94,900          3,167,287
  BMC Software*..............................           70,000          5,565,000
  Cadence Design Systems, Inc.*..............          128,625          4,598,344
  Computer Associates International, Inc.....          105,000          6,273,750
  Microsoft Corp.*...........................           44,000          5,802,500
  Netscape Communications, Inc.*.............          124,000          5,750,500
  Parametric Technology Corp.*...............          117,000          5,776,875
  Rational Software Corp.*...................          220,000          7,507,500
  Sterling Commerce, Inc.*...................          160,000          4,720,000
  Synopsys, Inc.*............................          130,600          6,023,925
                                                                    -------------
                                                                       55,185,681
                                                                    -------------
SPECIALTY CHAINS -- 4.9%
  Borders Group, Inc.*.......................          182,600          6,801,850
  Home Depot, Inc............................          102,000          5,801,250
  Staples, Inc.*.............................          240,700          5,340,531
  Tech Data Corp.*...........................          230,000          6,411,250
                                                                    -------------
                                                                       24,354,881
                                                                    -------------
SPECIALTY INSURERS -- 1.2%
  MGIC Investment Corp.......................           87,100          5,868,363
                                                                    -------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 9.7%
  ADC Telecommunications*....................          110,000      $   7,040,000
  Andrew Corp.*..............................          110,000          5,486,250
  Aspect Telecommunications Corp.*...........           82,300          5,123,175
  Cascade Communications Corp*...............           78,200          6,373,300
  DSP Communications, Inc.*..................          152,300          8,509,762
  ICG Communications*........................          215,000          4,515,000
  Nokia Corp.................................          133,000          5,885,250
  Telebras-Sponsored ADR.....................           68,000          5,338,000
                                                                    -------------
                                                                       48,270,737
                                                                    -------------
TELEPHONE -- 3.7%
  LCI International, Inc.*...................          195,700          6,164,550
  Nextel Communications, Inc.*...............          170,000          3,145,000
  Teleport Comm.*............................          310,000          7,323,750
  WorldCom, Inc.*............................           90,200          1,928,025
                                                                    -------------
                                                                       18,561,325
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $372,559,894).........................................        481,863,845
                                                                    -------------

                                                   PRINCIPAL
                                                     AMOUNT             VALUE
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.0%
---------------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85%, 10/01/96
    (Cost $19,644,000).......................     $ 19,644,000         19,644,000
                                                                    -------------
TOTAL INVESTMENTS -- 100.6%
  (Cost $392,203,894).........................................      $ 501,507,845
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%) .                      (2,865,689)
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 498,642,156
                                                                    -------------

---------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                                 John D. Wylie
                       Partner, Chief Investment Officer,
                            Investor Services Group
                                Maren Lindstrom
                               Portfolio Manager
                                 Sandra K. Durn
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: The Income & Growth Portfolio earned steady returns through the period on the strength of the Fund's individual holdings in the technology, insurance, and commercial and industrial services sectors. The Portfolio performed well compared to the First Boston Convertible Index, gaining 8.9% between April 1 and September 30, 1996 versus a 4.5% rise for the benchmark. Portfolio returns also outpaced the S&P 500 and Lehman Government/Corporate Indexes, up 7.7% and 2.3%, respectively, over the same period.

  Comprised primarily of convertible bonds issued by small and mid cap companies, the Fund delivered solid results, especially in August and September as small and mid cap stocks rallied.

  The Fund benefited from holdings in such companies as Staples, the operator of discount office supply stores, and 3Com, a manufacturer of computer communication systems. Staples' common stock rose sharply during the period as a result of its announced merger with Office Depot. Its climbing share price lifted the company's convertible bonds. The convertible notes of 3Com also rose along with the company's stock as earnings grew and earnings projections for the California-based technology company continued to rise. The company offers computer networking solutions for data interface networks and other products and services. 3Com has introduced 29 new products this year and has taken market share from Intel, its largest competitor.

  During the period, we reduced our exposure to the technology sector on a security-specific basis while increasing our weighting in the consumer services and insurance services sectors.

  We remain optimistic about the outlook for convertible securities and believe our approach will continue to reward shareholders with positive long-term results and limited downside risk.

                            REPRESENTATIVE HOLDINGS

                              Service Corporation
                           United States Filter Corp.
                             Noble Affiliates, Inc.
                                 Staples, Inc.
                             Thermo Electron Corp.
                               California Energy
                                   3Com Corp.
                           United Waste Systems, Inc.
                         Penncorp Financial Group, Inc.
                                  Hexcel Corp.

--------------------------------------------------------------------------------

INCOME & GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH INSTITUTIONAL PORTFOLIO WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                      ANNUALIZED TOTAL RETURNS
                           As of 09/30/96
 1 YEAR                       5 YEARS                      SINCE INCEPTION
 18.37%                        14.45%                           14.89%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           INCOME AND GROWTH INSTITUTIONAL PORTFOLIO  FIRST BOSTON CONVERTIBLE INDEX
12/31/86                                   $ 250,000                       $ 250,000
3/31/87                                      282,650                         281,944
6/30/87                                      283,328                         288,757
9/30/87                                      298,974                         302,043
12/31/87                                     242,192                         249,439
3/31/88                                      256,810                         267,254
6/30/88                                      277,739                         280,484
9/30/88                                      277,006                         277,535
12/31/88                                     290,339                         282,892
3/31/89                                      324,952                         299,377
6/30/89                                      343,057                         313,413
9/30/89                                      363,686                         326,634
12/31/89                                     372,775                         321,822
3/31/90                                      390,390                         317,883
6/30/90                                      412,936                         325,477
9/30/90                                      365,477                         290,715
12/31/90                                     379,633                         299,661
3/31/91                                      436,754                         339,938
6/30/91                                      444,501                         343,671
9/30/91                                      492,799                         369,371
12/31/91                                     525,253                         386,905
3/31/92                                      528,862                         405,298
6/30/92                                      509,646                         415,378
9/30/92                                      529,749                         431,500
12/31/92                                     576,920                         454,916
3/31/93                                      600,581                         488,214
6/30/93                                      652,280                         501,327
9/30/93                                      709,414                         526,248
12/31/93                                     733,126                         539,288
3/31/94                                      716,057                         523,670
6/30/94                                      683,382                         509,448
9/30/94                                      697,860                         524,679
12/31/94                                     677,476                         513,857
3/31/95                                      701,600                         543,962
6/30/95                                      751,174                         593,568
9/30/95                                      817,560                         630,348
12/31/95                                     828,248                         635,736
3/31/96                                      888,828                         672,870
6/30/96                                      920,260                         687,220
9/30/96                                      967,731                         702,864

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in Income & Growth Institutional Portfolio with the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------
COMMON STOCKS -- 14.2%
---------------------------------------------------------

ADVERTISING -- 2.4%
  Omnicom Group, Inc.........................        61,429     $  2,871,806
                                                                ------------
ELECTRICAL UTILITIES -- 0.6%
  AES Corp.*.................................        17,980          707,962
                                                                ------------
FINANCIAL SERVICES -- 0.2%
  First Chicago NBD Corp.....................        11,700          223,762
                                                                ------------
GAS UTILITIES -- 0.9%
  MCN Corp...................................        41,860        1,124,987
                                                                ------------
INVESTMENTS -- 1.7%
  Merrill 6.25% "IGL"-Strypes................        51,526        2,073,921
                                                                ------------
INSURANCE SERVICES -- 1.0%
  Penncorp Financial Group...................        20,805        1,178,083
                                                                ------------
MACHINERY/EQUIPMENT -- 0.5%
  Cooper Industry, Inc.......................        26,400          541,200
                                                                ------------
SOAPS/COSMETICS -- 0.1%
  AJL Peps Trust.............................         8,610          170,048
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 6.1%
  Cali Realty Corp...........................        39,920        1,082,830
  CenterPoint Properties Corp................        30,000          806,250
  Patriot American Hospitality, Inc..........        25,830          868,534
  Reckson Associates Realty Corp.............        49,530        1,838,801
  Spieker Properties, Inc....................        20,300          596,313
  Weeks Corp.................................        55,120        1,570,920
  Starwood Lodging Trust.....................        14,900          623,937
                                                                ------------
                                                                   7,387,585
                                                                ------------
TELECOMMUNICATIONS -- 0.0%
  MFS Communications Co., Inc................         1,232           53,746
                                                                ------------
TELEPHONE -- 0.7%
  ICG Communications*........................        31,766          667,086
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $14,240,312).......................................       17,000,186
                                                                ------------

----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 27.1%
----------------------------------------------------------------------------
BROADCASTING -- 3.7%
  American Radio Systems Corp., 7.0%*........        39,100     $  2,130,950
  SFX Broadcasting, Inc., Series D, 6.5%*....        40,080        2,304,600
                                                                ------------
                                                                   4,435,550
                                                                ------------
ELECTRICAL UTILITIES -- 3.0%
  California Energy Capital Trust*...........        27,380        1,635,955
  Devon Energy 144A Pfd*.....................        30,148        1,575,233
  Santa Fe Energy Res. Inc., $.732...........        31,100          388,750
                                                                ------------
                                                                   3,599,938
                                                                ------------
ELECTRONIC DATA PROCESSING -- 2.0%
  Ceridian Corp., 5.5%.......................        21,975        2,400,769
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

GAS UTILITIES -- 1.5%
  Noram Financing I, 6.25%...................        29,100     $  1,786,013
                                                                ------------
MACHINERY/EQUIPMENT -- 0.6%
  Greenfield Capital Trust, 6.0%*............        16,510          718,185
                                                                ------------
MEDICAL DEVICES -- 0.9%
  United States Surgical Corp., Series A,
    $2.20....................................        24,720        1,022,790
                                                                ------------
MULTI-LINE INSURERS -- 1.2%
  Allstate Corp., $2.30......................        29,900        1,390,350
                                                                ------------
OIL/GAS PRODUCTION -- 1.2%
  Occidental Petroleum Corp., $3.00..........        23,800        1,398,250
                                                                ------------
OTHER CONSUMER SERVICES -- 2.8%
  SCI Finance LLC, Series A, $3.125..........        34,690        3,555,725
                                                                ------------
REGIONAL BANKS -- 1.3%
  Sakura Finance Trust, 0.75%................            26        1,523,104
                                                                ------------
PIPELINES -- 1.4%
  Williams Cos., $3.50.......................        20,595        1,681,067
                                                                ------------
RESTAURANTS -- 1.5%
  Wendy's Financing CV Pfd...................        35,300        1,817,950
                                                                ------------
SPECIALTY INSURERS -- 1.8%
  American Bankers Insurance, Series B,
    6.25%....................................        36,290        2,141,110
                                                                ------------
TELECOMMUNICATIONS -- 2.2%
  LM Ericsson Telephone Co., 4.25%...........       767,670        2,638,866
                                                                ------------
TELEPHONE -- 0.8%
  Nortel Inversora S A.......................        24,910        1,005,741
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.2%
  Alco Standard Corp. Series BB, $5.040......        16,540        1,505,140
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $28,502,445).......................................       32,620,548
                                                                ------------

                                                  Principal
                                                   Amount          Value
----------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 56.3%
----------------------------------------------------------------------------
BROADCASTING -- 0.4%
  Comcast Corp.
    3.375%, 09/09/05.........................     $  60,000     $     52,575
  Telemundo Group, Inc.
    7.000%, 02/15/06.........................       225,000          215,437
                                                                ------------
                                                                     268,012
                                                                ------------
BUILDING MATERIALS -- 2.1%
  Hexcel Corp.
    7.000%, 08/01/03.........................       840,000        1,187,550
  Home Depot, Inc.
    3.250%, 10/01/01.........................     1,310,000        1,334,563
                                                                ------------
                                                                   2,522,113
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

CLOTHING CHAINS -- 3.2%
  Charming Shoppes, Inc.
    7.500%, 07/15/06.........................     $1,365,000    $  1,470,787
  Nine West Group, Inc.*
    5.500%, 07/15/03.........................     1,220,000        1,314,550
  Saks Holdings, Inc.
    5.500%, 09/15/06.........................     1,040,000        1,101,100
                                                                ------------
                                                                   3,886,437
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 2.8%
  Conner Peripherals, Inc.
    6.500%, 03/01/02.........................     1,320,000        1,518,000
  Safeguard Scientifics*
    6.000%, 02/01/06.........................     1,375,000        1,832,188
                                                                ------------
                                                                   3,350,188
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 3.2%
  Proffitt's, Inc.*
    4.750%, 11/01/03.........................     1,758,000        1,826,123
  Price Co.
    0.055%, 02/28/12.........................     1,904,000        1,968,260
                                                                ------------
                                                                   3,794,383
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.1%
  Elan International Finance*
    0.000%, 10/16/12.........................     1,718,000        1,108,110
  Sandoz Capital BVI LTD*
    2.000%, 10/06/02.........................       900,000        2,660,325
  Sandoz Euro
    2.000%, 10/06/02.........................     1,470,000
                                                                ------------
                                                                   3,768,435
                                                                ------------
ELECTRIC UTILITIES -- 1.2%
  AES Corp.
    10.250%, 07/15/06........................     1,385,000        1,471,562
                                                                ------------
ELECTRONICS -- 2.2%
  Analog Devices
    3.500%, 12/01/00.........................     1,060,000        1,294,525
  Sanmina Corp.
    5.500%, 08/15/02.........................       920,000        1,404,150
                                                                ------------
                                                                   2,698,675
                                                                ------------
ELECTRONIC DATA PROCESSING -- 3.2%
  C-Cube Microsystems, Inc.
    5.875%, 11/01/05.........................       185,000          273,337
  First Financial Management Corp.
    5.000%, 12/15/99.........................       715,000        1,353,138
  Automatic Data Process*
    0.000%, 02/20/12.........................     3,985,000        2,281,412
                                                                ------------
                                                                   3,907,887
                                                                ------------
ELECTRONIC INSTRUMENTS -- 1.7%
  ADT Operations, Inc.*
    0.000%, 07/06/10.........................     3,093,000        1,848,067

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

ELECTRONIC INSTRUMENTS (CONTINUED)
  Checkpoint Systems, Inc. Euro
    5.250%, 11/01/05.........................     $ 100,000     $    154,750
                                                                ------------
                                                                   2,002,817
                                                                ------------
ENVIRONMENTAL SERVICES -- 5.5%
  U.S. Filter Corp.*
    6.000%, 09/15/05.........................     1,538,000        2,970,263
  Sanifill, Inc.
    5.000%, 03/01/06.........................     1,918,000        2,416,680
  United Waste Systems, Inc.*
    4.500%, 06/01/01.........................     1,060,000        1,287,900
                                                                ------------
                                                                   6,674,843
                                                                ------------
FOOD CHAINS -- 2.6%
  Food Lion, Inc.
    5.000%, 06/01/03.........................       949,000        1,161,339
  Starbucks Corp.
    4.250%, 11/01/02.........................     1,280,000        1,926,400
                                                                ------------
                                                                   3,087,739
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.0%
  Empresas ICA Sociedad
    5.000%, 03/15/04.........................     1,726,000        1,210,358
                                                                ------------
INSURANCE SERVICES -- 2.1%
  American Travellers Corp.
    6.500%, 10/01/05.........................     1,123,000        2,521,135
                                                                ------------
INVESTMENT COMPANIES -- 0.6%
  Morgan Stanley Group*
    0.000%, 09/30/00.........................       690,000          747,788
                                                                ------------
LODGING -- 2.5%
  Marriott International
    0.000%, 03/25/11.........................     3,125,000        1,707,031
  Hilton Hotels Corp.
    5.000%, 05/15/06.........................     1,210,000        1,300,750
                                                                ------------
                                                                   3,007,781
                                                                ------------
MACHINERY/EQUIPMENT -- 2.8%
  Thermo Electron Corp.
    4.250%, 01/01/03.........................     1,675,000        2,049,781
  Thermo Electron Corp. Euro*
    4.250%, 01/01/03.........................     1,110,000        1,340,325
                                                                ------------
                                                                   3,390,106
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 2.1%
  Phycor, Inc.
    4.500%, 02/15/03.........................       710,000          803,188
  Renal Treatment Centers, Inc.*
    5.625%, 07/15/06.........................     1,480,000        1,716,800
                                                                ------------
                                                                   2,519,988
                                                                ------------
OIL/GAS PRODUCTION -- 6.1%
  Baker Hughes, Inc.*
    0.000%, 05/05/08.........................     2,520,000        1,764,000
  Cliffs Drilling Co.
    10.250%, 05/15/03........................       400,000          417,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

OIL/GAS PRODUCTION (CONTINUED)
  Noble Affiliates, Inc.
    0.0425, 11/01/03.........................     $2,120,000    $  2,427,400
  Pride Petroleum Services, Inc.
    0.0625, 02/15/06.........................     1,208,000        1,603,620
  Nabors Industries, Inc.
    5.000%, 05/15/06.........................     1,160,000        1,173,050
                                                                ------------
                                                                   7,385,070
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 0.9%
  ALFA S.A. DE C.V.*
    8.000%, 09/15/00.........................     1,000,000        1,068,750
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.8%
  3Com Corp.
    10.250%, 11/01/01........................       665,000        1,267,656
  S3 Inc.
    5.750%, 10/01/03.........................       680,000          842,350
                                                                ------------
                                                                   2,110,006
                                                                ------------
SPECIALTY CHAINS -- 2.0%
  Staples, Inc.*
    4.50%, 10/01/00..........................     2,099,000        2,453,206
                                                                ------------
TECHNOLOGY -- 1.0%
  Intermedia Communications, Inc.*
    0.000%, 05/15/06.........................       175,000          109,812
  National Education Corporation
    6.500%, 05/15/11.........................       955,000          897,700
  Sygnet Wireless, Inc.
    11.500%, 10/01/06........................       150,000          154,875
                                                                ------------
                                                                   1,162,387
                                                                ------------

                                                PRINCIPAL
                                                 AMOUNT     VALUE

---------------------------------------------------------

TELECOMMUNICATIONS -- 0.9%
  Midcom Communications, Inc.*
    8.25% 08/15/03...........................     $ 785,000     $    887,050
  Pricecellular Wire*
    14.000%, 11/15/01........................       250,000          225,000
                                                                ------------
                                                                   1,112,050
                                                                ------------
WHOLESALE DISTRIBUTORS -- 1.2%
  Danka Business Systems PLC
    6.750%, 04/01/02.........................     1,000,000        1,443,750
                                                                ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $58,657,859).......................................       67,565,466
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
----------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85% 10/01/96
    (Cost $3,153,000)........................     $3,153,000    $  3,153,000
                                                                ------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $104,553,616)......................................     $120,339,200
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)............
                                                                     (70,689)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $120,268,511
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM
                                    EQUITIES

                           Lawrence S. Speidell, CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                                  John J. Kane
                   Senior Portfolio Manager, U.S. Systematic
                              Craig R. Occhialini
                       Portfolio Manager, U.S. Systematic
                               Mark W. Stuckelman
                       Portfolio Manager, U.S. Systematic
                                 Chris McCaman
                          Assistant Portfolio Manager
                                  Stephen Ross
                          Assistant Portfolio Manager

                                     BONDS

                                 John D. Wylie
                       Partner, Chief Investment Officer,
                            Investor Services Group
                               Fred S. Robertson
                       Partner, Chief Investment Officer,
                            Fixed Income Investments
                            Douglas G. Forsyth, CFA
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Balanced Growth Fund seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity and convertible securities primarily of U.S. companies and 40% of total assets in debt securities, money market instruments, and other short-term investments.

  REVIEW AND OUTLOOK: The Balanced Growth Portfolio delivered strong gains during the six months from April 1 to September 30, 1996. While the Fund was affected by the broad market downturn in July, its small and mid cap stock holdings rebounded in August and September, contributing to superior returns for the period. The Portfolio rose 10.1% compared to a 5.6% return for a Balanced Index comprised of 60% of the S&P 500 Index and 40% of the Lehman Government/ Corporate Index.

  The Fund's technology holdings contributed to the Portfolio's gains. Stock selection in the retail, health care, financial, and commercial/industrial services sectors also added to the Portfolio's outperformance of the benchmark.

  Among the Fund's best performers was Ascend Communications, a manufacturer of high speed digital network access products. Its price soared above its competitors due to a 30% increase in international sales. Ross Stores, Inc., the third largest off-price retailer in the country, also performed well. Its earnings jumped 60% this year due to favorable industry dynamics and its merchandise purchasing expertise.

  Reports of higher employment and a stronger economy, especially during April and May, sent yields higher and bond prices lower early in the period. But with the Federal Reserve Board's decision not to raise interest rates this fall, bond prices firmed. Overall, the six-month period ending September 30 was relatively lackluster for the fixed income markets.

  Without a firmly established trend in interest rates, we reduced the duration for the fixed income segment of the Balanced Growth Fund during the period, bringing it more in line with the Lehman Government/Corporate Index.

  We are optimistic that over the long term our disciplined approach to selecting dynamic growth stocks, balanced by the diversification of fixed income securities, will continue to deliver investment benefits for our shareholders.

                            REPRESENTATIVE HOLDINGS

                          Ascend Communications, Inc.
                            McAfee Associates, Inc.
                               Ross Stores, Inc.
                         Jones Medical Industries, Inc.
                           Green Tree Financial Corp.
                        Robert Half International, Inc.
                 United States Treasury Note, 7.500%, 11/15/01
                 United States Treasury Note, 7.500%, 05/15/02
                  United States Treasury Note, 6.250%, 8/31/00
                      TJX Companies Note, 6.625%, 6/15/00

--------------------------------------------------------------------------------

BALANCED GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH INSTITUTIONAL PORTFOLIO WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 09/30/96                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
 12.67%                             9.68%                              9.68%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           BALANCED GROWTH INSTITUTIONAL PORTFOLIO
                                                      Balanced 60/40 Index
10/01/93                                 $ 250,000               $ 250,000
12/31/93                                   242,780                 253,187
3/31/94                                    235,858                 244,253
6/30/94                                    224,276                 243,689
9/30/94                                    235,450                 251,328
12/31/94                                   231,595                 251,733
3/31/95                                    246,606                 271,449
6/30/95                                    270,815                 294,028
9/30/95                                    292,724                 310,270
12/31/95                                   288,577                 327,299
3/31/96                                    299,512                 334,618
6/30/96                                    317,757                 344,238
9/30/96                                    329,813                 353,160

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Balanced Growth Institutional Portfolio with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS
---------------------------------------------------------

AIRLINES -- 1.0%
  AMR Corp.*.................................         1,700     $    135,363
  Continental Airlines Holding, Inc. - Class
    B*.......................................         6,200          138,725
                                                                ------------
                                                                     274,088
                                                                ------------
APPAREL -- 0.6%
  Stein Mart, Inc.*..........................         7,200          159,300
                                                                ------------
AUTOMOBILES -- 0.5%
  Chrysler Corp..............................         4,900          140,263
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.3%
  Gentex Corp.*..............................         3,700           84,175
                                                                ------------
BIOTECHNOLOGY -- 0.8%
  Quintiles Transnational Corp.*.............         2,800          205,100
  Mentor Corp................................           900           24,750
                                                                ------------
                                                                     229,850
                                                                ------------
BUILDING MATERIALS -- 0.4%
  Texas Industries, Inc......................         1,900          113,763
                                                                ------------
BUILDING MATERIAL CHAINS -- 0.7%
  Eagle Hardware & Garden, Inc.*.............         7,000          189,000
                                                                ------------
CATALOG/OUTLET STORES -- 0.6%
  Lands' End, Inc............................         7,300          156,950
                                                                ------------
CHEMICALS -- 0.6%
  Cytec Industries, Inc.*....................         4,400          171,050
                                                                ------------
CLOTHING CHAINS -- 2.2%
  Claire's Stores, Inc.......................         8,550          182,756
  Ross Stores, Inc...........................         7,200          259,200
  TJX Companies..............................         4,600          165,025
                                                                ------------
                                                                     606,981
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 1.9%
  Cisco Systems, Inc.*.......................         3,200          198,600
  Iomega Corp.*..............................         6,600          160,050
  Storage Technology Corp.*..................         3,900          147,713
                                                                ------------
                                                                     506,363
                                                                ------------
CONTRACT DRILLING -- 2.9%
  Global Marine, Inc.*.......................        11,100          174,825
  Reading & Bates Corp.*.....................        13,600          368,900
  Transocean Offshore, Inc...................         3,900          238,875
                                                                ------------
                                                                     782,600
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.6%
  Woolworth Corp.*...........................         7,400          152,625
                                                                ------------
DRUGS/PHARMACEUTICALS -- 1.6%
  Dura Pharmaceuticals, Inc.*................         5,600          206,500
  Jones Medical Industries, Inc..............         4,650          225,525
                                                                ------------
                                                                     432,025
                                                                ------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

ELECTRONICS/MUSIC CHAINS -- 1.0%
  CompUSA, Inc.*.............................         4,800     $    259,200
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 0.8%
  Dynatech Corp.*............................         4,800          219,600
                                                                ------------
ENTERTAINMENT -- 0.4%
  Regal Cinemas, Inc.*.......................         4,050          101,250
                                                                ------------
FINANCIAL COMPANIES -- 3.4%
  Aames Financial Corp.......................         2,800          141,050
  First USA, Inc.............................         1,600           88,600
  Green Tree Financial Corp..................         4,700          184,475
  Imperial Credit Industries, Inc.*..........         5,600          205,100
  MBNA Corp..................................         3,200          111,200
  The Money Store, Inc.......................         1,900           50,350
  Student Loan Marketing Association.........         1,800          134,325
                                                                ------------
                                                                     915,100
                                                                ------------
GAMBLING -- 1.2%
  Anchor Gaming*.............................         2,600          161,850
  Hilton Hotels Corp.........................         6,000          170,250
                                                                ------------
                                                                     332,100
                                                                ------------
HOME FURNISHINGS -- 0.6%
  Bed Bath & Beyond, Inc.*...................         6,000          164,250
                                                                ------------
HOSPITALS -- 0.3%
  Health Management Associates, Inc. - Class
    A*.......................................         3,400           84,575
                                                                ------------
INVESTMENT COMPANIES -- 1.4%
  Bear Stearns Co............................         4,305          100,091
  Morgan Stanley Group, Inc..................         2,800          139,300
  Salomon, Inc...............................         2,800          127,750
                                                                ------------
                                                                     367,141
                                                                ------------
LIFE INSURERS -- 0.8%
  Conseco, Inc...............................         4,400          216,700
                                                                ------------
LODGING -- 1.5%
  Doubletree Corp.*..........................         4,200          167,475
  HFS, Inc.*.................................         3,400          227,375
                                                                ------------
                                                                     394,850
                                                                ------------
MACHINERY/EQUIPMENT -- 0.5%
  JLG Industries, Inc........................         7,200          135,000
                                                                ------------
MANAGED HEALTHCARE -- 0.8%
  Oxford Health Plans, Inc.*.................         4,600          228,850
                                                                ------------
MEDICAL SUPPLIES -- 0.6%
  Guidant Corp...............................         2,900          160,225
                                                                ------------
METALS -- 0.1%
  Harsco Corp................................           600           37,800
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 1.1%
  Camco International, Inc...................         4,700          175,663
  Tidewater, Inc.............................         3,600          134,550
                                                                ------------
                                                                     310,213
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

OIL/GAS PRODUCTION -- 1.1%
  Chesapeake Energy Corp.*...................         4,950     $    309,994
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 2.0%
  Corrections Corp. of America*..............         6,800          212,500
  National Education Corp.*..................         5,700          109,013
  PMT Services, Inc.*........................         6,200          125,550
  Robert Half International, Inc.*...........         2,300           84,813
                                                                ------------
                                                                     531,875
                                                                ------------
OTHER CONSUMER PRODUCTS -- 0.6%
  Blyth Industries, Inc.*....................         3,500          169,750
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.7%
  Sunamerica, Inc............................         5,800          200,100
                                                                ------------
OTHER HEALTH SERVICES -- 0.9%
  HBO & Company..............................         3,600          240,300
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  BMC Industries, Inc........................         5,800          166,025
                                                                ------------
OTHER RETAIL TRADE -- 0.6%
  CDW Computer Centers, Inc.*................         2,500          170,625
                                                                ------------
PAPER -- 0.6%
  Fort Howard Corp.*.........................         6,400          156,000
                                                                ------------
PIPELINES -- 0.2%
  Williams Companies, Inc....................         1,200           61,200
                                                                ------------
PUBLISHING -- 1.2%
  Gartner Group, Inc.*.......................         3,500          119,000
  Harte-Hanks Communications.................         5,800          161,675
  Meredith Corp..............................           800           39,500
                                                                ------------
                                                                     320,175
                                                                ------------
RECREATIONAL PRODUCTS -- 0.6%
  Fleetwood Enterprises......................         5,100          156,825
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.5%
  Charter One Financial, Inc.................         4,830          193,200
  Greenpoint Financial Corp..................         4,600          175,375
  TCF Financial Corp.........................           900           33,863
                                                                ------------
                                                                     402,438
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 2.5%
  Atmel Corp.*...............................         8,900          274,788
  Vitesse Semiconductor Corp.*...............         5,100          196,987
  Western Digital Corp.*.....................         5,500          220,687
                                                                ------------
                                                                     692,462
                                                                ------------
SOFTWARE -- 7.9%
  Aspen Technology Inc.*.....................         2,400          162,600
  BMC Software, Inc.*........................         2,700          214,650
  Cadence Design System, Inc.*...............         5,100          182,325
  Computer Associates International, Inc.....         2,850          170,288
  Compuware Corp.*...........................         4,300          196,725
  Integrated Systems, Inc.*..................         5,800          191,400

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

SOFTWARE (CONTINUED)
  McAfee Associations, Inc.*.................         4,200     $    289,800
  Oracle Corp.*..............................         4,000          170,250
  Parametric Technology Co.*.................         3,600          177,750
  Peoplesoft, Inc.*..........................         2,700          224,774
  Rational Software Corp.*...................         5,000          170,624
                                                                ------------
                                                                   2,151,186
                                                                ------------
SPECIALTY CHAINS -- 1.2%
  Gap, Inc. Del..............................         5,100          147,262
  Rexall Sundown, Inc.*......................         4,900          178,850
                                                                ------------
                                                                     326,112
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.7%
  Ascend Communications, Inc.*...............         5,200          343,850
  Aspect Telecommunications, Inc.*...........         3,700          230,325
  Cascade Communications, Inc.*..............         3,400          277,100
  Pairgain Technologies, Inc.*...............         5,400          421,875
  TCSI Corp.*................................         3,500           46,375
  U.S. Robotics Corp.*.......................         3,400          219,725
                                                                ------------
                                                                   1,539,250
                                                                ------------
TELEPHONE -- 0.6%
  LCI International, Inc.*                .           5,100          160,650
                                                                ------------
TEXTILES -- 0.6%
  Carlisle Cos, Inc..........................         3,000          166,500
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $11,953,375).......................................       15,847,354
                                                                ------------

                                                  Principal
                                                   Amount
----------------------------------------------------------------------------
CORPORATE BONDS -- 17.6%
----------------------------------------------------------------------------
AEROSPACE -- 0.9%
  Lockheed Martin Corp.
    7.75%, 05/01/26..........................     $ 250,000          248,750
                                                                ------------
BROADCASTING -- 1.0%
  Sinclair Broadcasting Group
    10.00%, 09/30/96.........................       200,000          203,000
  Telemundo Group, Inc.
    7.00%, 02/15/06..........................        75,000           71,813
                                                                ------------
                                                                     274,813
                                                                ------------
CLOTHING CHAINS -- 3.6%
  TJX Companies, Inc.
    6.625%, 06/15/00.........................     1,000,000          986,250
                                                                ------------
FINANCE COMPANIES -- 2.5%
  Contifinancial Corp.
    8.3755%, 08/15/03........................       500,000          497,500
  Ocwen Financial Corp.
    11.875%, 10/01/03........................       175,000          183,750
                                                                ------------
                                                                     681,250
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                 PRINCIPAL
                                                  AMOUNT     VALUE

---------------------------------------------------------
CORPORATE BONDS (Continued)
---------------------------------------------------------

GAMBLING -- 2.3%
  Bally's Grand, Inc.
    10.375%, 12/15/03........................     $ 150,000     $    165,000
  Casino Magic - Louisiana
    13.00%, 08/15/03.........................       200,000          204,250
  Majestic Star Casino
    12.75%, 05/15/03.........................       250,000          275,000
                                                                ------------
                                                                     644,250
                                                                ------------
LIFE INSURERS -- 1.9%
  Penncorp Financial Group
    9.25%, 12/15/03..........................       500,000          509,375
                                                                ------------
OIL/GAS PRODUCTION -- 0.3%
  KCS Energy, Inc.
    11.00%, 01/15/03.........................        75,000           81,750
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 0.8%
  Cliffs Drilling
    10.25%, 05/15/03.........................       200,000          208,500
                                                                ------------
OTHER COMMUNICATION/INDUSTRIAL SERVICES -- 0.4%
  Iron Mountain, Inc.
    10.125%, 10/01/06........................       100,000          102,500
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 0.6%
  J.B. Poindexter & Co.
    12.50%, 05/15/04.........................       175,000          168,438
                                                                ------------
SOAPS/COSMETICS -- 0.6%
  Revlon Consumer Products Corp.
    10.50%, 02/15/03.........................       150,000          156,750
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  CompUSA, Inc.
    9.50%, 06/15/00..........................        75,000           77,250
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
  Net Sat Servicos Ltd. A
    12.75%, 08/05/04.........................       225,000          240,187
                                                                ------------
TELEPHONE -- 1.5%
  Intermedia Communications of Florida
    0.00%, 05/15/06..........................       100,000           62,750
  PriceCellular Wire
    14.00%, 11/15/01.........................       200,000          180,000
  Teleport Communications
    9.875%, 07/01/06.........................        25,000           25,812
  Winstar Communications
    0.00%, 10/15/05..........................       225,000          128,250
                                                                ------------
                                                                     396,812
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $4,663,779)........................................     $  4,776,874
                                                                ------------

                                                 PRINCIPAL
                                                  AMOUNT     VALUE

---------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 19.6%
----------------------------------------------------------------------------
U.S.TREASURY BONDS -- 3.5%
    8.125%, 08/15/21.........................     $ 830,000     $    931,741
U.S.TREASURY NOTES -- 16.1%
    7.875%, 04/15/98.........................       180,000          184,883
    6.250%, 08/31/00.........................     1,000,000          994,800
    7.500%, 11/15/01.........................     1,040,000        1,085,500
    7.500%, 05/15/02.........................     1,000,000        1,047,310
    7.000%, 07/15/06.........................       750,000          765,855
    6.000%, 02/15/26.........................       350,000          307,766
                                                                ------------
                                                                   4,386,114
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $5,480,253)........................................     $  5,317,855
                                                                ------------

----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 2.7%
----------------------------------------------------------------------------
  Tennessee Valley Authority Notes
    6.375%, 06/15/05 (Cost $760,580).........       750,000          720,000
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
----------------------------------------------------------------------------
  Merrill Lynch & Co.
    5.85%, 10/01/96
    (Cost $430,000)..........................       430,000          430,000
                                                                ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $23,287,987).......................................       27,092,084

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..............           67,599
                                                                ------------

NET ASSETS -- 100.0%.......................................     $ 27,159,683
                                                                ------------

---------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                                 John D. Wylie
                       Partner, Chief Investment Officer,
                            Investor Services Group
                                  John J. Kane
                           Senior Portfolio Manager,
                                U.S. Systematic
                              Craig R. Occhialini
                               Portfolio Manager,
                                U.S. Systematic
                               Mark W. Stuckelman
                               Portfolio Manager,
                                U.S. Systematic

  GOAL: The Nicholas-Applegate Value Fund seeks to provide total return through long-term capital appreciation plus interest and dividend income. Holdings reflect a diversified portfolio comprised predominantly of U.S. companies with larger market capitalizations.

  REVIEW AND OUTLOOK: Concerns regarding earnings growth, inflation, interest rates, and liquidity during the second and third quarters prompted investors to migrate toward the perceived safety and quality of larger-cap stocks. For the five-month period ending September 30, 1996, the S&P 500 Index gained 6.2% while the S&P MidCap and S&P SmallCap Indexes advanced 2.6% and 2.7%, respectively.

  While value stocks outperformed growth stocks in the small and mid cap segments, larger-cap growth stocks delivered the best returns for the five-month period ending September 30. The S&P/BARRA Growth Index was up 8.7% over that period. The S&P/BARRA Value Index gained 3.7%.

  The Nicholas-Applegate Value Institutional Portfolio outperformed both growth and value indexes. It delivered an 11.5% gain between its inception on May 1, 1996 and September 30, 1996. The Fund's holdings in the technology sector made a significant contribution to the Portfolio's outperformance. In fact, computer-related companies such as Western Digital, Compaq Computer, and Intel were among the best performing stocks in the Fund. While the S&P 500 fell 4.4% in July, the Value Institutional Portfolio declined only 2.4%. The resilience demonstrated by the Fund's holdings in the technology sector helped limit overall price erosion.

  The Fund retains both an attractive valuation and earnings growth rate. As of September 30, the P/E ratio for holdings was 13 versus 16 for the S&P 500. The median earnings growth rate for holdings was 16% versus 12% for the Index.

  Applying our bottom-up stock selection approach, we reduced our exposure within the financial services sector from 36.9% to 16.5% by quarter-end. Conversely, we increased our weighting in the utilities and technology sectors. Reflecting our fully invested position, 99% of the Fund was invested in equities at the end of the third quarter.

  We continue to find stocks with attractive P/E ratios and the potential for strong earnings growth. We remain confident that strict adherence to our objectives should continue to reward shareholders with long-term capital appreciation.

                            REPRESENTATIVE HOLDINGS

                          American Home Products Corp
                                 Conseco, Inc.
                             Compaq Computer Corp.
                     Federal National Mortgage Association
                         International Game Technology
                              Public Storage, Inc.
                              Shopko Stores, Inc.
                             Travelers Group, Inc.
                               USX Marathon Group
                          Western Digital Corporation

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
VALUE FUND

                                                   NUMBER
                                                  OF SHARES  VALUE

---------------------------------------------------------
COMMON STOCKS -- 99.8%
---------------------------------------------------------

AEROSPACE -- 2.4%
  Northrop Grumm.............................          700      $     56,175
                                                                ------------
AIR FREIGHT / SHIPPING -- 4.2%
  AMR Corporation*...........................          600            47,775
  CSX Corporation............................        1,000            50,500
                                                                ------------
                                                                      98,275
                                                                ------------
AUTOMOBILES & RELATED -- 4.3%
  Chrysler Corporation.......................        2,400            68,700
  General Motors Corporation.................          700            33,600
                                                                ------------
                                                                     102,300
                                                                ------------
BEVERAGES / SOFT DRINKS -- 1.1%
  Coca-Cola Company..........................          500            25,437
                                                                ------------
BIOTECHNOLOGY -- 0.9%
  Genetics Institute, Incorporated*..........          300            20,775
                                                                ------------
BUILDING MATERIALS -- 1.8%
  Texas Industries, Incorporated.............          700            41,913
                                                                ------------
COMMUNICATIONS AND MEDIA -- 1.8%
  Sprint Corporation.........................        1,100            42,763
                                                                ------------
COMPUTER / OFFICE AUTOMATION -- 6.9%
  Compaq Computer Corporation*...............        1,000            64,125
  Microsoft Corporation*.....................          200            26,375
  Western Digital Corporation*...............        1,800            72,225
                                                                ------------
                                                                     162,725
                                                                ------------
CONSUMER ELECTRICALS -- 2.3%
  General Electric Company...................          600            54,600
                                                                ------------
DEPARTMENT / DISCOUNT STORES -- 2.3%
  Shopko Stores, Incorporated................        3,500            55,563
                                                                ------------
DRUGS / PHARMACEUTICALS -- 5.5%
  American Home Products Corporation.........        1,000            63,750
  Schering -- Plough Corporation.............        1,100            67,650
                                                                ------------
                                                                     131,400
                                                                ------------
ELECTRIC & OTHER SERVICES -- 2.7%
  Central Hudson Gas & Electric..............        1,300            38,675
  Edison International.......................        1,400            25,025
                                                                ------------
                                                                      63,700
                                                                ------------
FOOD AND KINDRED PRODUCTS -- 3.0%
  Philip Morris Companies, Incorporated......          800            71,800
                                                                ------------
FOOD CHAINS -- 1.0%
  ConAgra, Incorporated......................          500            24,625
                                                                ------------
GAS UTILITIES -- 3.8%
  Columbia Gas System........................          800            44,800
  PanEnergy Corporation......................        1,300            45,012
                                                                ------------
                                                                      89,812
                                                                ------------
HOME FURNISHINGS -- 1.1%
  Kimball International Incorporated.........          700            25,637
                                                                ------------
LIFE INSURERS -- 2.3%
  Conseco, Incorporated......................        1,100            54,175
                                                                ------------
MACHINERY / EQUIPMENT -- 4.5%
  Caterpillar, Incorporated..................        1,000            75,375
  Robbins & Myers, Incorporated..............        1,400            31,675
                                                                ------------
                                                                     107,050
                                                                ------------

                                                   NUMBER
                                                  OF SHARES  VALUE

---------------------------------------------------------

MEDICAL SUPPLIES -- 1.5%
  Becton Dickinson & Company.................          800      $     35,400
                                                                ------------
MONEY -- CENTER BANKS -- 7.7%
  Bankers Trust New York Corporation.........          900            70,762
  Chase Manhattan Corporation................          500            40,062
  Morgan J.P. & Company......................          800            71,100
                                                                ------------
                                                                     181,924
                                                                ------------
MORTGAGE BACKED SECURITIES -- 2.2%
  Federal National Mortgage Association......        1,500            52,312
                                                                ------------
MULTI -- LINE INSURERS -- 1.0%
  Cigna Corporation..........................          200            23,975
                                                                ------------
OIL/GAS PRODUCTION -- 8.4%
  Exxon Corporation..........................          600            49,950
  Phillips Petroleum Company.................        1,800            76,950
  USX Marathon Group.........................        3,300            71,363
                                                                ------------
                                                                     198,263
                                                                ------------
OTHER FINANCIAL SERVICES -- 5.0%
  Household International, Incorporated......          600            49,350
  Travelers Group, Incorporated..............        1,400            68,775
                                                                ------------
                                                                     118,125
                                                                ------------
OTHER TECHNOLOGY -- 1.3%
  International Game Technology..............        1,500            30,750
                                                                ------------
PRINTING / FORMS -- 1.7%
  Champion International Corporation.........          900            41,287
                                                                ------------
PROPERTY -- CASUALTY INSURERS -- 3.0%
  First American Financial Corporation.......        2,000            70,250
                                                                ------------
REIT'S -- 5.0%
  Equity Inns, Incorporated..................        3,200            40,000
  Public Storage, Incorporated...............        1,300            29,413
  Reckson Associates Realty Corporation......        1,300            48,263
                                                                ------------
                                                                     117,676
                                                                ------------
SEMICONDUCTORS / ELECTRONIC COMPONENTS -- 3.2%
  Intel Corporation..........................          800            76,350
                                                                ------------
SERVICES-INVESTIGATIVE & SECURITY -- 1.6%
  Wackenhut Corporation -- Class B...........        2,500            39,063
                                                                ------------
STEEL PRODUCERS -- 1.2%
  LTV Corporation............................        2,400            27,900
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 1.9%
  Telefonica de Espana -- ADR................          800            44,500
                                                                ------------
TELEPHONE -- 3.2%
  Pacific Telesis Group......................        1,200            40,350
  Bell Atlantic Corporation..................          600            35,925
                                                                ------------
                                                                      76,275
                                                                ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $2,242,732)........................................     $  2,362,775
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..............            5,562
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  2,368,337
                                                                ------------

---------------
*Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                           Lawrence S. Speidell, CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Catherine Somhegyi
                       Partner, Chief Investment Officer,
                            Global Equity Management
                                Pedro V. Marcal
                     Portfolio Manager, Emerging Countries
                              Ernesto Ramos, Ph.D.
                    Senior Portfolio Manager, International
                                  Eswar Menon
                             International Analyst
                                Aaron M. Harris
                             International Analyst

  GOAL: The Nicholas-Applegate Emerging Countries Fund seeks to provide long-term capital appreciation through investment in companies in developing countries around the world.

  REVIEW AND OUTLOOK: The Emerging Countries Portfolio continued to post exceptionally strong performance during the six months ended September 30, 1996. Stock selection was key to the Fund's outperformance versus that of the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. During the period, the Institutional shares gained 12.6% versus 0.3% for the MSCI EMF Index and 2.0% for the IFC Investable Index.

  Stock selection in Brazil, Mexico, and Thailand resulted in the period's largest relative gains. By the end of the period, our bottom-up stock selection process led us to increase the Fund's weighting relative to the Index in Brazil, Mexico and Hong Kong, further boosting returns. In addition, gains were realized among holdings in the technology, producers/manufacturing, consumer services, and consumer non-durable sectors.

  We believe the outlook for long-term growth from emerging countries remains excellent, with many firms poised to take advantage of opportunities created by changes in their economic and political environments. As a result of the application of our investment philosophy, we have capitalized on various positive changes in emerging countries, such as new building and manufacturing capabilities in Venezuela and Mexico, expansion of higher technology in Israel, and a growing consumer environment in Thailand and Brazil. Top-performing stocks included Tubos de Acero de Mexico, a Mexican manufacturer of seamless drill pipe and one of the most profitable steel companies in the world. Its international competitiveness has gained momentum as a result of the peso devaluation. Also, Elektrim, a Polish holding company involved in infrastructure and development, Shanghai Industrials, a Chinese holding company, and Maseca, a Mexican tortilla maker delivered strong returns during the period.

  The Emerging Countries Portfolio provides investors with an opportunity to add diversification to their domestic as well as other international holdings. The Portfolio further enables investors to take advantage of the potential for growth offered by emerging markets.

                            REPRESENTATIVE HOLDINGS

                    Companhia Cervejaria Brahma S.A., Brazil
                        Siderurgica Venezolana Sivensa,
                            Saica S.A.C.A., Venzuela
                      Tubos de Acero de Mexico S.A, Mexico
                           Lojas Arapua S.A., Brazil
                           Nice Systems, Ltd., Israel
                  Shanghai Industrial Holdings Ltd., Hong Kong
                      Elektrim Spolda Akcyjna S.A., Poland
                       Thai Engine Manufacturing,Thailand
                         Belle Corporation, Phillipines
                      The Pizza Public Co., Ltd., Thailand

--------------------------------------------------------------------------------

EMERGING COUNTRIES INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING COUNTRIES INSTITUTIONAL PORTFOLIO WITH THE IFC INVESTABLE INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 18.87%                         As of 09/30/96                        13.86%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               EMERGING COUNTRIES INSTITUTIONAL
                           PORTFOLIO                  IFC INVESTABLE INDEX
11/28/94                   $ 250,000                        $ 250,000
12/31/94                    237,014                          211,506
 3/31/95                    218,398                          180,838
6/30/95                                      251,427                196,621
9/30/95                                      267,042                195,837
12/31/95                                     253,511                194,014
3/31/96                                      281,857                208,606
6/30/96                                      310,807                217,663
9/30/96                                      317,441                212,749

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Emerging Countries Institutional Portfolio with the International Finance Corporation ("IFC") Investable Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The IFC Investable Index is an unmanaged index that measures the performance of more than 1,100 stocks that are legally and practically available to outside investors in 25 emerging market countries of the world.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

COMMON STOCKS -- 97.4%
---------------------------------------------------------

ARGENTINA -- 3.3%
  Cresud SA..................................      309,500   $     526,150
  Compania Naviera Perez Companc
    S.A. -- B................................       91,973         579,430
  Importadora y Exportadora de la
    Patagonia S.A............................       23,000         315,100
  Siderca S.A. -- A..........................      415,900         615,532
                                                             -------------
                                                                 2,036,212
                                                             -------------
BRAZIL -- 8.5%
  Banco Bradesco S.A.........................   92,248,000         781,839
  Companhia Cervejaria Brahma S.A............    2,425,000       1,504,042
  Elevadores Atlas S.A.*.....................       14,000         150,892
  Itausa Investimentos S.A...................      654,000         512,640
  Lojas Arapua S.A...........................   43,300,000         729,728
  Lojas Renner S.A...........................   11,300,000         653,243
  Tam TransportesAereos Regionais S.A........    6,140,000         379,012
  Telec de Rio Janeiro S.A...................    4,736,000         519,725
  Telec de Rio Janeiro PN*...................       99,496          11,289
                                                             -------------
                                                                 5,242,410
                                                             -------------
CHINA -- 0.2%
  Shanghai Post & Telecommunications.........      330,000         141,240
                                                             -------------
GREECE -- 0.4%
  Sarantis S.A...............................       25,900         268,416
                                                             -------------
HONG KONG -- 7.2%
  Anhui Gujing Distillery Co. *..............      248,200         180,381
  Cheung Kong Holdings LTD...................       35,000         269,300
  Qingling Motors Co.........................      720,000         276,995
  Guangdong Investments Holdings LTD.........      752,000         529,988
  Guangnan Holdings LTD......................      440,000         293,030
  HSBC Holdings LTD..........................       31,200         578,973
  Peregrine Investments Holdings LTD.........      424,000         671,667
  Peregrine Investments Warrants*............       42,400           7,950
  Shanghai Industrial Holdings LTD*..........      325,000         745,991
  Shenzhen Fangda Co. LTD....................      410,000         244,420
  Sinocan Holdings LTD.......................    1,428,000         637,088
                                                             -------------
                                                                 4,435,783
                                                             -------------
HUNGARY -- 1.5%
  Gedeon Richter.............................       17,400         920,489
                                                             -------------
INDONESIA -- 2.4%
  PT Bank Bira -- Foreign....................      300,000         307,377
  PT Bukaka Teknik Utama -- Foreign*.........      120,000          97,067
  PT Citra Marga -- Foreign..................      260,000         176,661
  PT Gudang Garam -- Foreign.................       32,000         120,794
  PP London Sumatra Indonesia -- Foreign*....       92,000         228,214
  PT Medco Energi Corp. -- Foreign...........       17,000          18,335
  PT Semen Gresik -- Foreign.................       90,000         267,903
  PT Tigaraksa Satria -- Foreign.............       90,000         178,602
  PT Wicaksana Overseas -- Foreign...........       79,000          95,427
                                                             -------------
                                                                 1,490,380
                                                             -------------
KOREA -- 3.5%
  Cho Hung Bank Co., LTD.....................       50,000         548,246
  Korea Electric Power Corp..................        3,980         132,376
  Korea Housing Bank*........................        8,000         190,058

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

KOREA (CONTINUED)
  Korea Mobile Telecommunications Corp.......          440   $     481,298
  LG Info & Communications LTD...............        5,100         630,665
  LG Info & Communications LTD (New).........          579          69,835
  Samsung Electronics -- (New)*..............            3             237
  Shinhan Bank...............................         3500          80,780
                                                             -------------
                                                                 2,133,495
                                                             -------------
MALAYSIA -- 7.9%
  Ekran BHD..................................      128,000         551,592
  Fraser & Neave *...........................      158,000         756,524
  Fraser & Neave Warrants*...................       18,000          25,138
  Hume Industries............................       78,000         413,933
  Jaya Tiasa Holdings BHD....................      152,000         946,134
  Kian Joo Can Factory BHD...................       84,000         462,533
  Lityan Holdings BHD               .........        9,000          72,899
  Malayan Banking BHD........................       28,000         278,190
  O. Y. L. Industries BHD....................       43,000         437,515
  O. Y. L. Industries BHD-Rights*............        4,300          43,752
  Technology Resources Industries BHD*.......      120,000         316,016
  United Engineers LTD.......................       40,000         309,632
  Westmont Industries BHD....................      130,000         242,758
                                                             -------------
                                                                 4,856,616
                                                             -------------
MEXICO -- 8.5%
  Acer Computec Latino
    America, S.A. de C.V.*...................       78,000         275,841
  Apasco S.A.................................       61,200         424,752
  Bafar S.A.*................................      131,000         215,152
  Cemex S.A..................................       42,270         175,239
  Consorcia S.A.*............................      317,000         680,185
  Convertidora Industrial S.A. de C.V.*......      401,200         462,310
  Corporacion Interamericana de Entertainment
    S.A.*....................................      570,900       1,404,943
  Gruma S.A.*................................       85,000         533,080
  Grupo Carso S.A............................      126,000         584,106
  Tablex S.A. de C.V.........................      186,000         468,080
                                                             -------------
                                                                 5,223,688
                                                             -------------
PAKISTAN -- 0.7%
  SUI Northern Gas Pipelines*................      405,000         408,509
                                                             -------------
PERU -- 0.5%
  Cementos Norte Pacasmayo...................            1               1
  Telefonica de Peru S.A. -- B...............      116,664         263,435
                                                             -------------
                                                                   263,436
                                                             -------------
PHILIPPINES -- 3.7%
  Belle Corp.*...............................      860,000         252,459
  Empire East Land Holdings, Inc.*...........    1,820,000         971,407
  Far East Bank..............................        6,080         213,252
  Hi Cemente Corp.*..........................      398,000         133,526
  Marsman & Co., Inc.........................      755,000         273,447
  Selecta Dairy Products, Inc................       50,000           1,944
  Solid Group,Inc.*..........................    1,901,000         427,598
                                                             -------------
                                                                 2,273,633
                                                             -------------
POLAND -- 5.5%
  Agros Holdings S.A.*.......................       21,300         644,421
  Bank Rozwoju Eksportu S.A..................       20,800         710,732
  Bank Slaski S.A............................        6,400         626,446

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

POLAND (CONTINUED)
  Elektrim Spolda Akcyjna S.A................       65,000   $     636,234
  Mostosal-Export S.A........................      196,000         558,106
  Zaklady Przemyslu Cukierniczego Jutrzenka
    S.A......................................        8,700         190,443
                                                             -------------
                                                                 3,366,382
                                                             -------------
PORTUGAL -- 0.7%
  Portugal Telecom S.A.......................       15,650         402,044
                                                             -------------
SINGAPORE -- 0.5%
  Far East Levin.............................        70000         330,564
                                                             -------------
SOUTH AFRICA -- 2.9%
  De Beers Centenary AG......................       10,000         310,812
  King Food Holdings*........................    1,413,000         348,850
  Liberty Life Association of Africa LTD.....       14,500         438,692
  Metro Cash & Carry LTD.....................       80,000         273,339
  Western Areas Gold Mining Co., LTD.........       25,248         397,935
                                                             -------------
                                                                 1,769,628
                                                             -------------
THAILAND -- 5.8%
  Grammy Entertainment PLC -- Foreign*.......        49000         585,995
  K.R. Precision Public Co., LTD -- Foreign..        9,440         159,989
  K.R. Precision Public Co., LTD -- Local....       45,000         146,263
  Nation Multimedia Group PLC -- Local.......       85,000         289,241
  Pizza Co. LTD -- Foreign...................       21,000         137,136
  Quality House Public Co. LTD -- Foreign....      170,000         381,196
  Serm Suk Co., LTD -- Local.................        2,000          43,273
  Serm Suk Co., LTD -- Foreign...............       10,700         328,324
  Thai Engine -- Foreign.....................       52,000         474,587
  Thai Farmers Bank -- Foreign...............       61,000         643,115
  Thai Farmers Bank -- Warrants*.............       10,250          10,081
  Tipco Asphalt Co., LTD -- Foreign..........       68,800         392,447
                                                             -------------
                                                                 3,591,647
                                                             -------------
TURKEY -- 0.8%
  Aygaz A.S..................................    1,340,000         171,739
  Otosan Otomobil Sanayii A.S................      695,000         200,890
  Turk Siemens Kablo Ve Elektrik Sanayii
    A.S......................................      400,000         107,984
                                                             -------------
                                                                   480,613
                                                             -------------
UNITED STATES OF AMERICA+ -- 32.9%
  Abacan Resource Corp. (Nigeria)*...........       20,000         137,500
  Acer Computec Latino America, S.A. de C.V.
    (Mexico)*................................       54,000         951,750
  Banque Marocaine Commerce -- GDR
    (Morroco)*...............................       26,000         412,750
  Basic Petroleum International, LTD
    (Guatemala)*.............................        8,800         244,200
  BSES LTD -- GDR (India)....................       11,000         192,500
  BSES LTD -- GDR 144A (India)...............       10,000         175,000
  China Steel Co. (Taiwan)*..................       33,000         676,500
  CIA Telecom de Chile -- ADR (Chile)........        7,200         695,700
  Commercial International Bank of Egypt
    (Egypt)*.................................       42,105         652,628
  Credicorp LTD (Peru).......................       25,700         488,300
  Crompton Greaves LTD (India)*..............       35,000         179,375
  Elbit Vision Systems LTD (Israel)*.........       28,000         203,000
  First NIS Regional Fund (Russia)*..........       15,000         157,500
  Flextronics International LTD
    (Singapore)*.............................       13,800         381,225

                                                  NUMBER
                                                OF SHARES    VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Grupo Industrial Maseca S.A. (Mexico)......       41,900   $     790,862
  Gujarat Ambuja Cements -- GDR (India)......       42,600         372,750
  Hilfiger, Tommy Corp. (Hong Kong)..........        5,200         308,100
  Laboratorio Chile S.A. (Chile).............       34,300         561,662
  Larsen & Toubro Limited -- GDR (India).....       40,000         584,000
  M-Systems Flash Disk Pioneer (Israel)*.....       40,000         355,000
  Mahindra & Mahindra -- GDR (India)*........       55,000         563,750
  Moneda Chile Fund Limited (Chile)*.........       10,000          90,000
  Mosenergo -- ADR 144A (Russia)*............        5,900         158,562
  NICE-System, LTD (Israel)*.................       30,700         703,222
  Lukoil Holding -- ADR (Russia).............        8,600         318,200
  Orbotech LTD (Israel)*.....................       10,200         121,125
  P.T. Telekomunikasi (Indonesia)............       10,000         311,250
  Pliva D.D. -- GDR (Croatia)*...............        9,000         447,750
  Portugal Telecom S.A. (Portugal)...........        3,400          87,550
  ROC Taiwan Fund (Taiwan)*..................       45,000         483,750
  Samsung Electronics Co. -- New GDS
    (Korea)*.................................           14             350
  Samsung Electronics Co. -- Voting GDR
    (Korea)*.................................        6,000         300,600
  Saville Systems Ireland PLC (Ireland)*.....       10,800         380,700
  Siderurgica Venezolana Sivensa, Saica
    S.A.C.A. (Venezuela).....................      269,300         993,044
  Taiwan Fund, Inc...........................        3,750          86,719
  Tata Engineering & Locomotive Co. LTD
    (India)*.................................       60,000         780,000
  Tecnomatix Technologies LTD (Israel)*......       18,000         312,750
  Telecomunicacoes Brasileiras S.A. -- ADR
    (Brazil).................................       21,400       1,679,900
  Teledata Communications LTD (Israel)*......       58,400       1,073,100
  Telefonica DelPeru S.A. (Peru).............       22,000         503,250
  Total Access Communication Public Co.
    (Thailand)...............................       43,000         318,200
  Tubos de Acero de Mexico S.A. (Mexico)*....       78,200         850,425
  TV Filme, Inc. (Brazil)*...................       40,400         555,500
  Wockhardt LTD (India)*.....................       22,000         159,500
  Zagrebacka Banka -- GDR (Croatia)*.........       20,000         387,500
                                                             -------------
                                                                20,186,999
                                                             -------------
TOTAL COMMON STOCKS
  (Cost $54,718,875)......................................      59,822,184
                                                             -------------

                                                PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.3%
--------------------------------------------------------------------------
  Merrill Lynch
    (Cost $2,631,000)
    5.85%, 10/01/96..........................  $ 2,631,000   $   2,631,000
                                                             -------------
TOTAL INVESTMENTS -- 101.7%
  (Cost $57,349,875)......................................      62,453,184
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)...........      (1,025,559)
                                                             -------------
NET ASSETS -- 100.0%......................................   $  61,427,625
                                                             -------------

---------------
*Non-Income Producing Security.

+Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the United States Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Agriculture...................................         2.2%
Airlines......................................         0.7
Alcoholic Beverages...........................         2.9
Apparel.......................................         0.6
Automobiles...................................         3.1
Beverages/Soft Drinks.........................         0.7
Broadcasting..................................         0.9
Building Materials............................         6.6
Closed End / Country Funds....................         1.3
Computers/Office Automation...................         1.5
Consumer Electricals..........................         0.7
Containers....................................         3.1
Department/Discount Stores....................         1.1
Drugs/Pharmaceuticals.........................         3.9
Electric Utilities............................         1.1
Electronic Instruments........................         0.7
Entertainment.................................         3.2
Finance Companies.............................         1.1
Food Chains...................................         0.5
Grocery Products..............................         4.3
Homebuilding..................................         3.3
Industrial Engineering/Construction...........         1.4
Integrated Oil Companies......................         0.9
Investment Companies..........................         0.9
Life Insurers.................................         0.7

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Machinery/Equipment...........................         3.8%
Metals........................................         2.8
Money-Center Banks............................         8.5
Oilfield Services/Equipment...................         0.8
Oil/Gas Production............................         1.6
Other Commercial/Industrial Services..........         3.6
Other Consumer Non-Durables...................         0.9
Other Consumer Services.......................         1.0
Other Financial Services......................         1.6
Other Production/Manufacturing................         3.4
Other Retail Trade............................         0.6
Pipelines.....................................         0.7
Publishing....................................         0.5
Real Estate Brokers/Services..................         1.2
Regional Banks................................         1.9
Restaurants...................................         0.2
Semiconductors................................         1.7
Soaps/Cosmetics...............................         0.4
Software......................................         1.5
Telecommunications Equipment..................         3.7
Telephone.....................................         8.6
Wholesale Distribution........................         1.0
Short-Term Obligations........................         4.3
Liabilities in Excess of Other Assets.........        (1.7)
                                                     -----
NET ASSETS....................................       100.0%
                                                     -----
                                                     -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                           Lawrence S. Speidell, CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Catherine Somhegyi
                       Partner, Chief Investment Officer,
                            Global Equity Management
                               Loretta J. Morris
                    Senior Portfolio Manager, International
                              Ernesto Ramos, Ph.D.
                    Senior Portfolio Manager, International
                                Melisa Grigolite
                   Assistant Portfolio Manager, International
                                Ben-Ami Gradwohl
                          Senior Quantitative Analyst
                                  Nader Iqbal
                               Investment Analyst
                                 Alex Muromcew
                               Investment Analyst

  GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of equity securities primarily of foreign companies

  REVIEW AND OUTLOOK: The International Growth Institutional Portfolio rewarded shareholders with strong relative gains from April 1 through September 30, 1996. The Fund's stock selection in the health services, technology, and producers/manufacturing sectors enabled the Portfolio to outpace the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE-Registered Trademark-) Index. For the six months ended September 30, the Portfolio returned 5.3% compared to a 1.3% return for the MSCI EAFE Index.

  Fund holdings in The Netherlands, Mexico, Sweden, and Ireland performed well versus respective holdings in the Index. Stock selection and an increased exposure to technology, health services, consumer durables/nondurables, and energy sectors helped lift performance well above the benchmark. For example, Gucci Group, which designs, produces, and distributes personal luxury accessories, nearly doubled in price during the period as its sales growth increased significantly.

  In the United States, stabilizing interest rates, a strong dollar, and solid corporate earnings attracted investors to U.S. stocks over international equities during the period. This caused international performance to lag that of the U.S. stock market. In spite of this, we believe that over the long term, international stocks offer opportunities for superior returns as well as enhanced portfolio diversification. Reflecting tremendous international growth potential, Hong Kong's stock market, for example, has grown almost twice as fast as the U.S. stock market since 1970. We seek to take advantage of such opportunities through superior stock selection.

  We remain optimistic about the long-term opportunities for international investing. As we continue to uncover growing, dynamic companies, we believe we will continue to reach our goal of delivering GROWTH OVER
TIME-Registered Trademark- throughout the global marketplace.

                            REPRESENTATIVE HOLDINGS

                               Asatsu, Inc. Japan
                            Sharp Corporation, Japan
                          Hennes & Mauritz AB, Sweden
                           Kon Ahrend NV, Netherlands
                        Rolls Royce PLC, United Kingdom
                               Salomon SA, France
                        Dixons Group PLC, United Kingdom
                      Commercial International Bank, Egypt
                            Gucci Group N.V., Italy
                             Volkswagen AG, Germany

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL GROWTH INSTITUTIONAL PORTFOLIO WITH THE MSCI EAFE INDEX.

                      ANNUALIZED TOTAL RETURNS
                           As of 09/30/96
 1 YEAR                        5 YEARS                        SINCE INCEPTION
 12.45%                         7.48%                              4.49%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INTERNATIONAL GROWTH     MSCI EAFE
               INSTITUTIONAL
                 PORTFOLIO             INDEX
 6/7/90          $ 250,000           $ 250,000
 6/30/90          253,508             247,789
9/30/90                   197,794        195,261
12/31/90                  206,310        215,820
3/31/91                   224,306        231,874
6/30/91                   212,832        219,222
9/30/91                   230,018        238,015
12/31/91                  230,619        242,003
3/31/92                   209,707        213,290
6/30/92                   218,711        217,798
9/30/92                   210,436        221,092
12/31/92                  202,112        212,561
3/31/93                   223,098        238,049
6/30/93                   252,214        261,993
9/30/93                   263,731        279,372
12/31/93                  254,717        281,782
3/31/94                   274,075        291,603
6/30/94                   284,875        306,496
9/30/94                   288,339        306,793
12/31/94                  276,653        303,651
3/31/95                   270,244        309,204
6/30/95                   274,373        311,464
9/30/95                   293,366        324,010
12/31/95                  293,246        337,119
3/31/96                   313,449        346,853
6/30/96                   333,235        352,341
9/30/96                   329,902        351,444

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the International Growth Institutional Portfolio with the Morgan Stanley Capital International ("MSCI") EAFE Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio and share class. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The MSCI Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index weightings represent the relative capitalization of the major overseas markets included in the index on a U.S. dollar adjusted basis.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS -- 100.4%
---------------------------------------------------------

ARGENTINA -- 0.9%
  Compania Naviera Perez SA..................       41,870      $    263,781
  Siderca S.A................................       80,800           119,584
                                                                ------------
                                                                     383,365
                                                                ------------
AUSTRALIA -- 0.5%
  Australian Gas Light Co., LTD..............        1,083             5,830
  Westfield Holdings LTD.....................       14,600           232,332
                                                                ------------
                                                                     238,162
                                                                ------------
BELGIUM -- 0.9%
  Barco N.V..................................        2,465           406,194
                                                                ------------
BRAZIL -- 0.6%
  Companhia Cervejaria Brahma................      454,000           278,606
                                                                ------------
FINLAND -- 1.7%
  Raision Tehtaat Oy.........................        7,500           451,254
  Valmet Corp. Oy............................       15,500           255,360
                                                                ------------
                                                                     706,614
                                                                ------------
FRANCE -- 3.8%
  Cap Gemini Sogeti S.A.*....................        9,400           411,275
  Coflexip S.A...............................        7,700           329,442
  Lagardere Groupe S.A. (Non-voting).........          238             5,875
  Lagardere Groupe S.A.......................       11,500           283,860
  Salomon S.A................................          425           377,246
  Sidel S.A..................................        5,320           319,278
                                                                ------------
                                                                   1,726,976
                                                                ------------
GERMANY -- 6.5%
  CKAG Colonia Konzern AG....................        6,000           460,571
  Continental AG.............................       25,000           457,002
  Daimler-Benz AG*...........................        7,200           394,944
  Fresenius AG...............................        2,150           399,217
  Gehe AG....................................        4,500           300,629
  Gerresheimer Glas AG.......................        4,800            98,150
  SGL Carbon AG..............................        4,200           489,651
  Volkswagen AG..............................          900           334,818
                                                                ------------
                                                                   2,934,982
                                                                ------------
HONG KONG -- 4.0%
  Cheung Kong Holdings LTD...................       59,000           453,964
  Guangdong Investments......................      596,000           420,044
  Hong Kong & China Gas Co., LTD*............       67,200           114,274
  HSBC Holdings LTD..........................       24,800           460,209
  Qingling Motors Company....................      580,000           223,135
  Shanghai Industrial Holdings LTD*..........       60,000           137,721
                                                                ------------
                                                                   1,809,347
                                                                ------------
ITALY -- 0.6%
  Cn Eni SpA.................................       39,000           199,288
  Telecom Italia SpA.........................       40,000            88,874
                                                                ------------
                                                                     288,162
                                                                ------------
JAPAN -- 26.7%
  Aim Services Co., LTD......................        8,000           182,755
  Asatsu, Inc................................       17,000           670,101
  Bridgestone Corp...........................       12,000           216,081
  Canon, Inc.................................       31,000           608,197
  Daiichi Corp...............................       22,000           571,557
  Fuji Photo Film Co.........................       11,000           334,065

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

JAPAN (CONTINUED)
  Hokuto Corp................................       10,000      $    426,428
  Honda Motor Co., LTD.......................       23,000           576,932
  Kawasaki Heavy Industries..................       83,000           399,292
  Kyocera Corp...............................        6,000           427,324
  Laox Co....................................       31,900           600,134
  Matsushita Electric Co.....................       30,000           502,576
  Minebea Co., LTD...........................       50,000           443,001
  Mitsui Fudosan.............................       44,000           583,382
  Mycal Corp.................................       22,000           350,817
  NEC Corp...................................       33,000           387,279
  Nichii Gakken Co...........................        3,000           151,579
  Nissan Motors Co.,.........................       30,000           241,613
  Sharp Corp.................................       35,000           580,067
  Shinko Electric Industries.................       13,000           427,413
  Sony Corp..................................       12,000           755,745
  TDK Corp...................................       12,000           744,994
  Terumo Corp................................       60,000           768,644
  Tokai Rika Co..............................       34,000           316,775
  Toshiba Corp...............................       57,000           393,702
  Toyoda Machine Works LTD...................       41,000           407,704
                                                                ------------
                                                                  12,068,157
                                                                ------------
KOREA -- 1.9%
  Cho Hung Bank Co., LTD.....................       16,000           175,439
  Korea Housing Bank*........................        4,000            95,029
  Korea Mobile Telecommunications Corp.......        3,100           339,096
  LG Information & Communication LTD.........        2,000           247,320
                                                                ------------
                                                                     856,884
                                                                ------------
MALAYSIA -- 2.6%
  Fraser & Neave Holdings BHD*...............       16,000            76,610
  Hume Industries BHD........................       24,000           127,364
  Malayan Banking BHD........................       20,000           198,707
  Metroplex BHD..............................       85,000           103,783
  O.Y.L. Industries BHD......................       14,000           142,447
  O.Y.L. Industries BHD-New*.................        2,100            21,367
  Technology Resources Industry BHD*.........       90,000           237,012
  United Engineers BHD.......................       35,000           270,928
                                                                ------------
                                                                   1,178,218
                                                                ------------
MEXICO -- 1.5%
  Apasco S.A.................................       49,400           342,856
  Cemex S.A..................................       34,780           144,187
  Convertidora Industrial SA de CV*..........      178,600           198,707
                                                                ------------
                                                                     685,750
                                                                ------------
NETHERLANDS -- 4.7%
  Baan Co., N.V.*............................       10,200           344,249
  IHC Caland N.V.............................        6,800           357,748
  ING Groep N.V..............................       10,000           311,807
  Internatio-Muller N.V......................       12,000           291,487
  Kon Ahrend N.V.*...........................        8,000           408,734
  Koninklijke Volker Stevin N.V.-CVA.........        1,500           133,131
  Oce-Van Der Grinten N.V....................        2,423           264,428
                                                                ------------
                                                                   2,111,584
                                                                ------------
NORWAY -- 1.0%
  Sensonor A/S*..............................       26,500           191,456
  Tomra Systems A/S..........................       23,000           254,558
                                                                ------------
                                                                     446,014
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

PHILIPPINES -- 0.4%
  Empire East Land Holdings, Inc.*...........      358,000      $    191,079
                                                                ------------
POLAND -- 1.1%
  Agros Holdings.............................       16,000           484,072
                                                                ------------
SINGAPORE -- 0.5%
  Far East Levingston Shipbuilding LTD.......       46,000           217,228
                                                                ------------
SOUTH AFRICA -- 0.6%
  King Food Holdings LTD*....................      472,000           114,449
  Liberty Life Association of Africa LTD.....        5,500           166,400
                                                                ------------
                                                                     280,849
                                                                ------------
SPAIN -- 0.4%
  Telefonica de Espana SA....................       10,000           185,661
                                                                ------------
SWEDEN -- 3.0%
  Autoliv AB.................................        8,800           379,894
  Hennes & Mauritz AB........................        4,000           490,868
  Nordbanken AB..............................       18,400           472,151
                                                                ------------
                                                                   1,342,913
                                                                ------------
SWITZERLAND -- 1.1%
  Sandoz AG..................................          270           323,974
  Swiss Reinsurance Co.......................          150           157,995
                                                                ------------
                                                                     481,969
                                                                ------------
THAILAND -- 1.0%
  K.R. Precision Public Co.,- Foreign........        2,400            13,501
  Thai Farmers Bank Public Co., LTD-
    Foreign..................................       19,000           200,315
  Tipco Asphalt Public Co., LTD-Foreign......       40,000           228,167
                                                                ------------
                                                                     441,983
                                                                ------------
UNITED KINGDOM -- 16.7%
  Barratt Developments PLC...................      100,000           422,766
  British Aerospace PLC......................       26,000           430,110
  Dixons Group PLC...........................       43,000           353,143
  EMI Group PLC..............................           38               794
  GKN PLC....................................       23,295           409,071
  Goldsmiths Group PLC.......................       75,000           402,215
  Granada Group PLC..........................       29,000           388,921
  Kingfisher PLC.............................       57,000           565,402
  Logica PLC.................................       36,000           424,175
  Next PLC...................................       48,000           425,772
  PizzaExpress PLC...........................       54,900           409,611
  Powerscreen International PLC..............       58,000           499,036
  Provident Financial PLC....................       44,460           342,856
  Reuters Holdings PLC.......................       35,300           408,189
  Rolls-Royce PLC............................      110,000           412,510
  Shell Transport & Trading Co. PLC..........       27,000           412,197
  Siebe PLC..................................       27,400           432,247
  Thorn EMI PLC..............................           38               216
  Victrex PLC................................       90,000           395,286
  WPP Group PLC..............................      113,000           414,914
                                                                ------------
                                                                   7,549,431
                                                                ------------
UNITED STATES OF AMERICA+ -- 17.7%
  Abacan Resources Corp., (Nigeria)*.........       71,000           488,125
  Basic Peteroleum International, LTD
    (Guatemala)*.............................        6,400           177,600

                                                  NUMBER
                                                 OF SHARES   VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  British Biotech PLC-ADR (United
    Kingdom)*................................        8,400      $    284,025
  Commercial International Bank (Egypt)*.....       21,050           326,275
  Elan Corp. PLC -ADR (Ireland)..............       12,800           382,400
  Flamel Technologies S.A.-ADR (France)*.....       32,000           244,000
  Flextronics International, LTD
    (Singapore)*.............................       10,300           284,538
  Gucci Group N.V. (Italy)...................        4,600           333,500
  ICTS International NV (Netherlands)*.......       20,000           245,000
  Larsen & Toubro LTD-GDR (India)............        8,117           115,667
  Lernout & Hauspie Speech Products N.V.
    (Belgium)*...............................       16,800           399,000
  L.G. Electronics, Inc.-GDR (South
    Korea)*..................................          372             3,263
  Memtec LTD-ADR (Australia).................        9,000           252,000
  Nice-Systems, LTD (Israel)*................        8,000           183,250
  P.T. Telekomunikasi-ADR (Indonesia)........        7,500           233,438
  Professional Staff PLC (United Kingdom)*...       28,000           297,500
  Qiagen N. V. (Netherlands)*................       19,500           575,249
  Rofin-Sinar Technologies, Inc.
    (Germany)*...............................       23,700           257,738
  Samsung Electronics LTD-GDR (Korea)*.......        5,000           250,000
  Samsung Electronics LTD-GDR New (Korea)*...           10               500
  Saville Systems PLC-ADR (Ireland)*.........       12,400           437,100
  Tag Heuer International S.A.-ADR
    (Switzerland)*...........................       14,500           286,375
  Tata Engineering & Locomotive Co.
    (India)*.................................       12,000           157,200
  Tecnomatix Technologies LTD (Israel)*......       14,000           243,250
  Telecomunicacoes Brasileiras - ADR
    (Brazil).................................        4,000           314,000
  Telefonos De Mexico S.A.-ADR (Mexico)......        9,150           293,944
  Tommy Hilfiger Corporation (Hong Kong)*....        6,700           396,975
  Tubos De Acero De Mexico-ADR (Mexico)*.....       19,000           206,625
  TV Filme, Inc. (Brazil)*...................       13,500           185,625
  Videotron Holdings PLC-ADR (United
    Kingdom).................................        8,000           136,000
                                                                ------------
                                                                   7,990,162
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $41,609,691).......................................       45,284,362
                                                                ------------
----------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
----------------------------------------------------------------------------
HONG KONG
  Hong Kong & China Gas Co., LTD-Warrants*...        5,600             1,702
                                                                ------------
THAILAND
  Thai Farmers Bank Public Co., LTD-
    Warrants*................................        3,250             3,197
                                                                ------------
TOTAL RIGHTS/WARRANTS
  (Cost $3,205)............................................            4,899
                                                                ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $41,612,896).......................................     $ 45,289,261
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%)............         (202,682)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 45,086,579
                                                                ------------

------------
* Non-Income Producing Securities.
+ Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Advertising...................................         2.5%
Aerospace.....................................         2.0
Agriculture...................................         1.1
Alcoholic Beverages...........................         0.7
Apparel.......................................         1.7
Automobiles...................................         4.4
Automotive Equipment..........................         3.0
Biotechnology.................................         1.1
Broadcasting..................................         0.5
Building Materials............................         2.1
Chemicals.....................................         1.0
Clothing Chains...............................         1.2
Computers/Office Automation...................         4.3
Containers....................................         0.5
Consumer Electricals..........................         1.8
Department/Discount Stores....................         1.4
Drugs/Pharmaceuticals.........................         2.7
Electronic Instruments........................         2.7
Electronics/Music Chains......................         3.3
Finance Companies.............................         0.8
Gas Utilities.................................         0.3
Grocery Products..............................         3.1
Homebuilding..................................         0.4
Industrial Engineering/Construction...........         1.8
Integrated Oil Companies......................         0.6
Investment Companies..........................         0.9
Life Insurers.................................         0.4
Machinery/Equipment...........................         6.9

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Medical/Health Services.......................         0.3%
Medical Supplies..............................         2.6
Metals........................................         0.3
Money-Center Banks............................         4.8
Multi-Line Insurers...........................         1.4
Oil/Gas Production............................         2.8
Oilfield Services/Equipment...................         2.0
Other Commercial/Industrial Services..........         1.5
Other Consumer Durables.......................         0.6
Other Consumer Services.......................         0.5
Other Financial Services......................         0.5
Other Production/Manufacturing................         4.9
Other Technology..............................         0.6
Photographic Products.........................         0.7
Publishing....................................         1.5
Real Estate Brokers/Services..................         2.8
Recreational Products.........................         1.7
Regional Banks................................         0.2
Rental/Leasing Companies......................         0.1
Restaurants...................................         1.3
Semiconductors................................         6.4
Software......................................         3.2
Specialty Chains..............................         1.8
Telecommunications Equipment..................         0.9
Telephone.....................................         3.2
Wholesale Distribution........................         0.6
Liabilities in Excess of Other Assets.........        (0.4)
                                                     -----
NET ASSETS....................................       100.0%
                                                     -----
                                                     -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                           Lawrence S. Speidell, CFA
                Partner, Director of Global/Systematic Portfolio
                            Management and Research
                               Catherine Somhegyi
                       Partner, Chief Investment Officer,
                            Global Equity Management
                               Loretta J. Morris
                    Senior Portfolio Manager, International
                              Ernesto Ramos, Ph.D.
                    Senior Portfolio Manager, International
                                  John J. Kane
                   Senior Portfolio Manager, U.S. Systematic
                              Craig R. Occhialini
                       Portfolio Manager, U.S. Systematic
                              Melisa A. Grigolite
                   Assistant Portfolio Manager, International
                             Ben-Ami Gradwohl, Sr.
                              Quantitative Analyst
                                  Nader Iqbal
                               Investment Analyst
                                 Alex Muromcew
                               Investment Analyst

  GOAL: The Nicholas-Applegate Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment in a portfolio of growth stocks of U.S. and international companies.

  REVIEW AND OUTLOOK: The Worldwide Growth Portfolio delivered better-than-benchmark performance from April 1 to September 30, 1996 on the strength of the Fund's stock selection in the energy, consumer durable goods, and retail trade sectors. The Portfolio gained 7.1% during the period, compared to a 4.2% gain for the Morgan Stanley Capital International (MSCI) World Index.

  The Worldwide Growth Fund seeks a strategic mix of U.S. and non-U.S. stocks, based on our global, bottom-up stock selection process. One of the best performing stocks in the Fund during the period was Robert Half International, Inc., the world's largest provider of flexible staffing services. Shares of Robert Half rose sharply during the period due to the company's exceptional annual sales and earnings growth. In the technology sector, shares of Netherlands-based Baan Company, which produces open-system client/server-based planning software, rose dramatically during the period on the strength of expansion in the United States and Asia.

  As of September 30, 1996, approximately 34% of the Fund's assets were invested in the United States versus 42% for the MSCI World Index. Approximately 20% of the Fund's assets were invested in Japan and 12% in the United Kingdom. Another 12% of the Fund's assets were invested in emerging countries, which continue to show robust growth, generally favorable investment environments, and attractive valuations. Our emerging countries exposure positively impacted returns. While underweighted in the United States relative to the Index, U.S. stock selection significantly contributed to the Fund's outperformance. The Fund's larger-than-benchmark weighting in the technology sector also positively impacted returns versus those of the MSCI World Index.

  We continue to search worldwide for what we believe to be the best growth stocks. We are confident this bottom-up approach will help deliver superior returns over the long term for our shareholders.

                            REPRESENTATIVE HOLDINGS

                              Daiichi Corp., Japan
                              Asatsu, Inc., Japan
                        Rolls Royce PLC, United Kingdom
                          Hennes & Mauritz AB, Sweden
                           Baan Company, Netherlands
                         CAP Gemini Sogeti S.A., France
                 Jones Medical Industries, Inc., United States
                             Volkswagen AG, Germany
                      Commercial International Bank, Egypt
                 Robert Half International, Inc., United States

--------------------------------------------------------------------------------

WORLDWIDE GROWTH INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE WORLDWIDE GROWTH INSTITUTIONAL PORTFOLIO WITH THE MSCI WORLD INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 11.25%                         As of 09/30/96                        10.56%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              WORLDWIDE GROWTH      MSCI WORLD
               INSTITUTIONAL
                 PORTFOLIO             INDEX
 10/2/97         $ 250,000           $ 250,000
12/31/93          250,600             254,061
 3/31/94          263,000             255,609
6/30/94                   258,600        263,297
9/30/94                   272,200        268,946
12/31/94                  258,091        267,012
3/31/95                   262,105        279,072
6/30/95                   277,358        290,979
9/30/95                   303,648        306,816
12/31/95                  297,701        321,380
3/31/96                   315,502        334,460
6/30/96                   337,394        344,170
9/30/96                   337,804        348,326

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Worldwide Growth Institutional Portfolio with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK -- 97.5%
---------------------------------------------------------

ARGENTINA -- 0.8%
  Compania Naviera Periz SA..................       82,715      $    521,104
  Siderca SA.................................      193,200           285,936
                                                                ------------
                                                                     807,040
                                                                ------------
AUSTRALIA -- 0.5%
  Australian Gas & Light Co., LTD............        3,170            17,066
  Westfield Holdings LTD.....................       30,000           477,395
                                                                ------------
                                                                     494,461
                                                                ------------
BELGIUM -- 1.4%
  Banque Bruxelles Lambert SA................        1,430           280,223
  Barco N.V..................................        6,620         1,090,873
                                                                ------------
                                                                   1,371,096
                                                                ------------
BRAZIL -- 0.6%
  Companhia Cervejaria Brahma................      900,000           552,302
                                                                ------------
FINLAND -- 1.3%
  Raision Tehtaat Oy.........................       14,300           860,390
  Valmet Oy..................................       25,000           411,872
                                                                ------------
                                                                   1,272,262
                                                                ------------
FRANCE -- 2.8%
  Cap Gemini Sogeti S.A.*....................       16,000           700,042
  Coflexip S.A.*.............................       14,800           633,213
  Lagardere Groupe S.A. (Non Trading)........          377             9,306
  Lagardere Groupe S.A.......................       18,200           449,239
  Salomon S.A................................          570           505,953
  Sidel S.A..................................        8,000           480,118
                                                                ------------
                                                                   2,777,871
                                                                ------------
GERMANY -- 5.2%
  CKAG Colonia Konzern AG....................       10,000           767,619
  Continental AG.............................       60,000         1,096,804
  Daimler Benz AG*...........................       10,000           548,533
  Fresenius AG...............................        5,450         1,011,969
  Gerresheimer Glas AG.......................       14,100           288,317
  SGL Carbon AG..............................        7,700           897,694
  Volkswagen AG..............................        1,700           632,434
                                                                ------------
                                                                   5,243,370
                                                                ------------
HONG KONG -- 2.7%
  Cheung Kong Holdings, LTD..................       89,000           684,792
  Guangdong Investments, LTD.................      898,000           632,885
  Hong Kong & China Gas Co., LTD*............      204,000           346,903
  HSBC Holdings, LTD.........................       37,200           690,314
  Qingling Motors, LTD.......................      860,000           330,855
                                                                ------------
                                                                   2,685,749
                                                                ------------
ITALY -- 1.0%
  Ente Nazionale Idrocarburi SpA.............      122,000           623,413
  Telecom Italia SpA.........................      182,000           404,378
                                                                ------------
                                                                   1,027,791
                                                                ------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

JAPAN -- 19.7%
  Asatsu, Inc................................       27,000      $  1,064,278
  Bank of Tokyo-Mitsubishi...................        2,000            43,539
  Bridgestone Corp...........................       29,000           522,195
  Canon, Inc.................................       50,000           980,963
  DDI Corp...................................           80           645,733
  Dalichi Corp...............................       52,000         1,350,952
  Hirose Electric............................        9,000           549,877
  Honda Motor Co., LTD.......................       30,000           752,519
  Ibiden Co., Ltd............................       36,000           351,534
  Kawasaki Heavy Industries..................      125,000           601,344
  Laox Co....................................       54,000         1,117,492
  Matsushita Electric Co.....................       50,000           837,626
  Minebea Co., LTD...........................      176,000         1,559,364
  Mitsui Fudosan Co..........................       86,000         1,140,246
  NEC Corp...................................       68,000           798,029
  Nippon Telephone & Telegraph...............          100           734,602
  Nissan Motors Co...........................       70,000           563,763
  Sharp Corp.................................       75,000         1,243,001
  Sony Corp..................................       22,000         1,385,532
  TDK Corp...................................       28,000         1,738,320
  Terumo Corp................................       85,000         1,088,914
  Toshiba Corp...............................      115,000           794,311
                                                                ------------
                                                                  19,864,134
                                                                ------------
KOREA -- 1.2%
  Cho Hung Bank Co., LTD.....................       22,000           241,228
  Korea Housing Bank*........................       15,000           356,360
  Korea Mobile Telecommunications Corp.......          180           196,895
  LG Information & Communicaiton LTD.........        3,000           370,979
                                                                ------------
                                                                   1,165,462
                                                                ------------
MALAYSIA -- 2.0%
  Hume Industries BHD........................       47,000           249,422
  Malayan Banking BHD........................       33,000           327,867
  Metroplex BHD..............................      200,000           244,194
  O.Y.L. Industries BHD......................       32,400           329,662
  O.Y.L. Ind. Rights* W*.....................        5,000            50,874
  Technology Resource Industries BHD*........      155,000           408,188
  United Engineers BHD.......................       50,000           387,040
                                                                ------------
                                                                   1,997,247
                                                                ------------
MEXICO -- 1.6%
  Apasco S.A.................................      114,100           791,899
  Cemex S.A..................................       81,110           336,257
  Convertidora Industrial S.A. de CV*........      399,700           460,582
                                                                ------------
                                                                   1,588,738
                                                                ------------
NETHERLANDS -- 2.8%
  IHC Caland N.V.............................       12,900           678,670
  ING Groep N.V..............................       17,000           530,071
  Kon Ahrend NV..............................       12,000           613,103
  Koninklijke Volker Stevin N.V.-CVA.........        5,400           479,271
  Oce-Van Der Grinten N.V....................        5,155           562,577
                                                                ------------
                                                                   2,863,692
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

NORWAY -- 0.9%
  Sensonor A/S*..............................       54,100      $    390,860
  Tomra Systems A/S..........................       44,500           492,514
                                                                ------------
                                                                     883,374
                                                                ------------
PHILIPPINES -- 0.2%
  Empire East Land Holdings, Inc.*...........      436,000           232,711
                                                                ------------
POLAND -- 0.9%
  Agros Holdings S.A.*.......................       30,000           907,635
                                                                ------------
SINGAPORE -- 0.3%
  Far East Levingston Shipbuilding LTD.......       69,000           325,841
  United Overseas Bank LTD...................          495             4,816
                                                                ------------
                                                                     330,657
                                                                ------------
SOUTH AFRICA -- 0.5%
  Liberty Life Association of Africa LTD.....       18,000           544,583
                                                                ------------
SPAIN
  Telefonica De Espana SA....................       34,000           631,247
                                                                ------------
SWEDEN -- 3.2%
  Autoliv AB.................................       16,500           712,302
  Ericsson...................................       27,000           680,604
  Hennes & Mauritz AB........................        8,000           981,736
  Nordbanken AB..............................       33,000           846,792
                                                                ------------
                                                                   3,221,434
                                                                ------------
SWITZERLAND -- 1.1%
  Sandoz AG..................................          525           629,950
  Swiss Reinsurance Co.......................          450           473,986
                                                                ------------
                                                                   1,103,936
                                                                ------------
THAILAND -- 0.8%
  K.R. Precision Public Co., LTD --
    Foreign..................................        9,960            56,030
  Thai Farmers Bank Public Co., LTD --
    Foreign..................................       32,000           337,372
  Tipco Asphalt Public Co., LTD -- Foreign...       75,000           427,813
                                                                ------------
                                                                     821,215
                                                                ------------
UNITED KINGDOM -- 11.6%
  Barratt Developments PLC...................      150,000           634,149
  British Aerospace PLC......................       48,000           794,049
  Dixons Group PLC...........................       90,000           739,136
  EMI Group PLC..............................          126             2,634
  GKN PLC*...................................       44,055           798,210
  Granada Group PLC..........................       47,700           639,708
  Kingfisher PLC.............................       90,000           892,741
  Next PLC...................................       85,000           753,972
  PizzaExpress PLC...........................      100,000           746,104
  Powerscreen International PLC..............       73,000           628,097
  Reuters Holdings PLC.......................       93,400         1,080,025
  Rolls-Royce PLC............................      295,000         1,106,277
  Shell Transport & Trading Co. PLC..........       48,000           732,794
  Siebe PLC..................................       50,279           793,173

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

UNITED KINGDOM (CONTINUED)
  Thorn EMI PLC..............................          126      $        717
  Victrex PLC................................       98,000           430,423
  WPP Group PLC..............................      260,000           954,668
                                                                ------------
                                                                  11,726,877
                                                                ------------
UNITED STATES OF AMERICA+ -- 33.8%
  Abacan Resource Corp. (Nigeria)............      120,000           825,000
  Affiliated Computer Services, Inc.*........        4,000           235,000
  Anchor Gaming Inc..........................        3,400           211,650
  Ascend Communications, Inc.*...............        6,200           409,975
  Aspect Telecommunications, Inc.*...........        7,600           473,100
  Aspen Technologies, Inc.*..................        4,100           277,775
  Atlantic Coast Airlines, Inc.*.............        2,800            32,900
  Baan Co., N.V. (Netherlands)*..............       25,400           847,725
  Basic Petroleum International, LTD
    (Guatemela)*.............................        7,300           202,575
  Bed Bath & Beyond, Inc.*...................       14,000           383,250
  BMC Industries, Inc........................       10,600           303,425
  Boston Chicken, Inc.*......................        5,400           190,350
  British Biotech PLC (United Kingdom)*......       11,900           402,369
  BSES Limited GDR (India)...................       17,000           297,500
  Cadence Design Systems, Inc.*..............        9,250           330,688
  Callaway Golf Co...........................       11,500           392,438
  Cambridge Tech Partners, Inc.*.............        7,900           238,975
  Camco International, Inc...................        9,600           358,800
  Caraustar Industries, Inc..................        7,100           210,781
  Cascade Communication Corp.*...............        3,300           268,950
  Central Garden and Pet Co.*................        8,900           179,112
  Chesapeake Energy Co.*.....................        7,400           463,425
  Children's Comprehensive Services, Inc.....        8,800           156,200
  China Steel Co. (Taiwan)*..................       12,500           256,250
  Cisco Systems, Inc.*.......................        6,000           372,375
  Coachmen Industries, Inc...................       11,200           288,400
  Commercial International Bank (Egypt)*.....       42,105           652,828
  CompUSA, Inc.*.............................        9,000           486,000
  Compuware Inc.*............................        4,300           196,725
  Concord EFS, Inc.*.........................        4,150           106,863
  Continental Airlines, Inc., Class B........       18,200           407,225
  Danaher Corp...............................        2,500           103,437
  Elan Corp. PLC-ADR (Ireland)*..............       24,600           734,925
  Electronics For Imaging, Inc.*.............        5,100           365,925
  Encad, Inc.*...............................        7,400           309,875
  Executive Risk, Inc........................        5,400           207,900
  Finish Line, Inc.*.........................        8,100           384,750
  Flamel Technologies S.A. (France)*.........       48,600           370,575
  Foamex International, Inc.*................       13,800           224,250
  Gartner Group, Inc., Class A*..............        7,500           255,000
  Gucci Group N.V. (Italy)...................       10,800           783,000
  Guidant Corp...............................        3,700           204,425
  HBO & Co...................................        5,700           380,475
  HFS, Inc.*.................................        6,500           434,688
  Hologic, Inc.*.............................        4,900           137,200
  Integrated Systems, Inc.*..................        7,700           254,100
  International Specialty Products, Inc.*....       15,500           155,000
  Iomega Corp.*..............................        8,800           213,400
  Jones Medical Industries, Inc..............       13,625           660,813

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Larsen & Toubro LTD-GDR (India)............       30,000      $    438,000
  Lemout & Hauspie Speech Products N.V.
    (Belgium)*...............................       35,000           831,250
  L.G. Electronics, Inc., GDR New (South
    Korea)*..................................        1,668            14,632
  Liz Claiborne, Inc.........................        7,500           279,375
  McAfee Associates, Inc.*...................        4,000           276,000
  Medic Computer Systems, Inc.*..............       10,000           363,750
  Medicis Pharmaceutical Corp.*..............        5,200           250,900
  Memtec LTD-ADR (Australia).................       19,000           532,000
  Money Store, Inc...........................        8,750           231,875
  Morgan Stanley Group, Inc..................        6,000           298,500
  Nautica Enterprises, Inc.*.................        7,900           254,775
  NBTY, Inc.*................................       18,900           311,850
  New York Bancorp, Inc......................        1,300            41,112
  Nice-Systems, LTD (Israel)*................       40,000           916,250
  P.T. Telekomunikasi (Indonesia)............       14,000           435,750
  Pacific Sunwear of California*.............        9,100           299,162
  Pairgain Technology, Inc.*.................        5,800           453,125
  Peoplesoft, Inc.*..........................        3,300           274,725
  Petro Canada (Canada)......................       43,000           419,250
  PMT Services, Inc..........................        8,300           168,075
  Professional Staff PLC (United Kingdom)*...       47,000           499,375
  Quintiles Transnational Corp.*.............        4,200           307,650
  Reading & Bates Corp.*.....................       15,400           417,725
  Rexall Sundown, Inc.*......................        6,200           226,300
  Riser Foods, Inc...........................        7,600           197,600
  Robert Half International, Inc.*...........       14,300           527,312
  Rofin-Sinar Technologies, Inc. (Germany)*..       16,600           180,525
  Ross Stores Inc............................       13,600           489,600
  Safeskin Corp.*............................        5,100           177,225
  Samsung Electronics LTD-GDR (Korea)*.......        7,000           350,000
  Samsung Electronics LTD-GDR New (Korea)*...          172             8,600
  Saville Systems PLC (Ireland)*.............       27,400           965,850
  Showbiz Pizza Time, Inc.*..................       11,900           215,687
  SPX Corp...................................        8,200           244,975
  Student Loan Marketing Association.........        3,800           283,575
  Sun Microsystems, Inc.*....................        5,100           316,837
  Supertex, Inc.*............................       12,800           232,000
  TCF Financial Corp.........................        2,000            75,250
  Technitrol, Inc............................        6,100           169,275
  Tecnomatix Technology LTD (Israel)*........       23,000           399,625
  Telecomunicacoes Brasileiras -
    ADR (Brazil).............................        9,600           753,600

                                                 NUMBER
                                                OF SHARES   VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA+ (CONTINUED)
  Telefonos de Mexico S.A.-ADR (Mexico)......       20,850      $    659,806
  Tidewater, Inc.............................        9,400           351,325
  Transocean Offshore, Inc...................        7,000           428,750
  Tubos de Acero De Mexico-ADR (Mexico)*.....       47,000           511,125
  Tuntex Distinct Corp. (Taiwan)*............        5,001            35,123
  TV Filme, Inc. ADR (Brazil)*...............       10,500           144,375
  Universal Health Realty Income Trust*......        6,000           163,500
  Videotron Holdings PLC-ADR (United
    Kingdom)*................................       41,800           710,600
  Zions Bancorporation.......................        3,100           274,350
                                                                ------------
                                                                  34,056,063
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $83,163,049).......................................
                                                                  98,170,947
                                                                ------------
----------------------------------------------------------------------------
WARRANTS/RIGHTS --
----------------------------------------------------------------------------
HONG KONG
  Hong Kong & China Gas Co., LTD-Warrants....       17,000             5,168
                                                                ------------
SINGAPORE
  United Overseas Bank LTD-Warrants..........          208               761
                                                                ------------
THAILAND
  Thai Farmers Bank-Warrants.................        5,375             5,286
                                                                ------------
TOTAL WARRANTS/RIGHTS
  (Cost $6,631)............................................
                                                                      11,213
                                                                ------------

                                                         PRINCIPAL
                                                           AMOUNT          VALUE
---------------------------------------------------------

COMMERCIAL PAPER -- 1.8%
----------------------------------------------
  Merrill Lynch 5.85%, 10/01/96
    (Cost $1,839,000).................................  $  1,839,000   $   1,839,000
                                                                       -------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $85,008,680)................................................
                                                                       $ 100,021,160
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%.......................
                                                                             737,287
                                                                       -------------
NET ASSETS -- 100.0%................................................
                                                                       $ 100,758,447
                                                                       -------------

------------
* Non-Income Producing Security.

+ Certain securities issued by foreign companies are classified as United States securities as their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Advertising...................................         2.1%
Aerospace.....................................         1.9
Airlines......................................         0.5
Alcoholic Beverages...........................         0.6
Apparel.......................................         1.3
Automobiles...................................         2.8
Automotive Equipment..........................         2.3
Biotechnology.................................         0.3
Broadcasting..................................         0.2
Building Materials............................         2.0
Chemicals.....................................         0.6
Clothing Chains...............................         1.8
Computers/Office Automation...................         4.0
Containers....................................         0.5
Contract Drilling.............................         0.9
Consumer Electricals..........................         1.4
Department/Discount Stores....................         0.9
Drugs/Pharmaceuticals.........................         3.4
Electric Utilities............................         0.3
Electronic Data Processing....................         0.4
Electronic Instruments........................         2.7
Electronics/Music Chains......................         3.6
Finance Companies.............................         0.5
Food Chains...................................         0.2
Gas Utilities.................................         0.4
Grocery Products..............................         1.8
Home Furnishings..............................         0.4
Homebuilding..................................         0.3
Industrial Engineering/Construction...........         1.5
Integrated Oil Companies......................         0.5
Investment Companies..........................         0.9
Leisure/Gaming................................         0.2

                                                 PERCENT OF
INDUSTRY                                         NET ASSETS
----------------------------------------------  ------------
Life Insurers.................................         0.6%
Machinery/Equipment...........................         5.4
Medical Supplies..............................         2.6
Metals........................................         0.6
Money-Center Banks............................         3.9
Multi-Line Insurers...........................         1.3
Oil/Gas Production............................         3.1
Oilfield Services/Equipment...................         2.4
Other Commercial/Industrial Services..........         1.2
Other Consumer Services.......................         0.5
Other Financial Services......................         0.5
Other Health Services.........................         0.4
Other Production/Manufacturing................         5.3
Other Technology..............................         0.2
Other Utilities...............................         0.7
Property--Casualty Insurance..................         0.2
Publishing....................................         1.8
Real Estate Brokers/Services..................         2.3
Recreational Products.........................         1.8
Regional Banks................................         0.6
Restaurants...................................         1.2
Savings & Loan Associations...................         0.1
Semiconductors................................         4.4
Software......................................         5.5
Specialty Chains..............................         1.4
Telecommunications Equipment..................         2.9
Telephone.....................................         5.0
Wholesale Distribution........................         0.2
Short-Term Obligations........................         1.9
Other Assets in Excess of Liabilities.........         0.8
                                                     -----
NET ASSETS....................................       100.0%
                                                     -----
                                                     -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

FULLY DISCRETIONARY FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                                Terence S. Ellis
                         Managing Partner Fixed Income
                               Fred S. Robertson
                       Partner, Chief Investment Officer
                            Fixed Income Management
                               James E. Kellerman
                               Portfolio Manager
                               Alan J. Brochstein
                               Portfolio Manager
                                 Malcom S. Day
                               Portfolio Manager
                                 David L. Kroon
                               Portfolio Manager
                                  Ashvin Syal
                               Portfolio Manager
                                  David Smith
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Fully Discretionary Fixed Income Fund seeks to maximize long-term total return from a portfolio of investment grade fixed-income securities with an average portfolio duration between two and eight years.

  REVIEW AND OUTLOOK: During the second and third quarters, the bond market was buffeted by changing perceptions regarding the strength of the economy and the likelihood of a tightening of monetary policy by the Federal Reserve Board. Alternating strong and weak economic data caused bond prices to move up and down sharply, but rates ended the quarter only slightly higher than they started. Since the total change in bond yields was small, the environment was positive for higher yielding bonds such as mortgages and asset-backed securities.

  The returns in the Fund were enhanced by the relatively large allocation to mortgage securities, which increased the yield of the Fund. International bonds also had a positive impact on the Fund during this period. Bond yields fell significantly in Europe, as economic growth remained weak and the prospects for future growth deteriorated due to large cuts in planned government spending. Hedging foreign currency back into the U.S. dollar increased the return from international bonds, as the U.S. dollar appreciated moderately during the period. The return of the Institutional Portfolio was 2.4% for the last six months compared to the Lehman Government/Corporate Index return of 2.3%.

  Our outlook for the bond market is based on a positive assessment of the long-term, secular trends in inflation and economic growth, countered by some degree of risk from the current precarious position in the economic cycle. We believe the current structure of interest rates does not adequately reflect the risks within the current environment, leading us to structure the Fund's portfolio to have slightly less exposure to movement in interest rates than the Index.

  We have invested 56% of the Fund in mortgage securities while we are concentrating our corporate bond investments in the highest quality securities. We are continuing to invest 19% of the Fund in international bonds, concentrated in Europe, due to our expectation that economic growth there will remain sluggish. We are hedging the foreign currency, since we expect the U.S. dollar to be stable within a moderate range over the coming months.

--------------------------------------------------------------------------------

FULLY DISCRETIONARY FIXED INCOME INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE FULLY DISCRETIONARY FIXED INCOME INSTITUTIONAL PORTFOLIO WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

 1 YEAR                ANNUALIZED TOTAL RETURNS               Since Inception
  4.71%                     As of 09/30/96                         7.35%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FULLY DISCRETIONARY FIXED INCOME FUND
                                                          Lehman Brothers Government/Corporate Bond Index
8/31/95                                   $ 250,000                                             $ 250,000
9/30/95                                     257,840                                               252,550
12/31/95                                    272,016                                               264,320
3/31/96                                     263,735                                               258,134
6/30/96                                     264,958                                               259,346
9/30/96                                     269,992                                               263,961

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Fully Discretionary Fixed Income Institutional Portfolio with the Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Index returns reflect the reinvestment of income and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
FULLY DISCRETIONARY FIXED INCOME FUND

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 19.8%
---------------------------------------------------------

U.S. TREASURY BONDS -- 7.3%
  8.50%, 02/15/20............................     $ 120,000     $    139,406
  6.25%, 08/15/23............................        50,000           45,180
  7.63%, 02/15/25............................        85,000           91,269
  6.88%, 08/15/25............................        50,000           49,258
                                                                ------------
                                                                     325,113
                                                                ------------
U.S. TREASURY NOTES -- 7.5%
  7.38%, 11/15/97............................       105,000          106,657
  5.88%, 08/15/98............................       235,000          234,008
                                                                ------------
                                                                     340,665
                                                                ------------
U.S. TREASURY STRIPS -- 5.0%
  0.00%, 08/15/04............................       385,000          228,555
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $897,547)..........................................          894,333
                                                                ------------
----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 55.4%
----------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 20.2%
  POOL 50700
    11.50%, 02/15/12.........................         9,262           10,533
  POOL 64054
    11.50%, 02/15/13.........................         8,225            9,328
  POOL 57459
    12.00%, 02/15/13.........................         2,324            2,698
  POOL 125096
    12.00%, 03/15/15.........................         2,312            2,691
  POOL 141741
    11.00%, 11/15/15.........................        14,617           16,434
  POOL 321741
    7.50%, 01/15/23..........................       371,539          368,752
  POOL 336173
    7.50%, 04/15/23..........................       364,534          362,030
  POOL 352025
    7.50%, 11/15/23..........................       145,285          144,195
                                                                ------------
                                                                     916,661
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 19.3%
  POOL 303481
    10.00%, 10/01/05.........................       162,942          173,381
  POOL 303758
    9.50%, 07/01/06..........................       163,503          172,240
  1993 87 HA
    6.00%, 10/25/21..........................       125,000          117,070
  1993 160PK
    6.50%, 11/25/22..........................       160,000          150,349
  1993 138K
    6.75%, 11/25/22..........................        80,000           76,374
  1993 183K
    6.50%, 07/25/23..........................       200,000          183,000
                                                                ------------
                                                                     872,414
                                                                ------------

                                                 PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 15.9%
  POOL 380032
    10.00%, 10/01/03.........................     $ 126,675     $    134,196
  POOL 200112
    9.50%, 11/01/05..........................       114,399          120,083
  POOL 1702 A
    6.50%, 04/15/22..........................        90,000           85,444
  POOL 1669 G
    6.50%, 02/15/23..........................       190,000          182,043
  POOL 1836 H
    6.50%, 09/15/24..........................        95,000           89,597
  POOL 1906 D
    7.50%, 05/15/26..........................       115,000          110,472
                                                                ------------
                                                                     721,835
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $2,545,263)........................................
                                                                   2,510,910
                                                                ------------
----------------------------------------------------------------------------
CORPORATE BONDS -- 4.5%
----------------------------------------------------------------------------
  AT&T UNIVERSAL CARD MASTER TRUST
    5.95%, 10/17/02..........................        70,000           68,163
  AMRO BANK, N.Y.
    7.00%, 04/01/08..........................        45,000           43,639
  BELL SOUTH TELECOM.........................
    7.00%, 12/01/45..........................       100,000           92,976
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $217,077)..........................................
                                                                     204,778
                                                                ------------
----------------------------------------------------------------------------
FOREIGN BONDS -- 17.4%
----------------------------------------------------------------------------
  DENMARK BULLET
    9.00%, 11/15/00........................DK     1,000,000          192,514
  FEDERAL NATIONAL MORTGAGE ASSOCATION GLOBAL
    5.00%, 02/16/01........................DM       600,000          392,429
  GERMANY UNITY FUND
    8.50%, 02/20/01........................DM       275,000          204,917
                                                                ------------
TOTAL FOREIGN BONDS
  (Cost $786,484)..........................................
                                                                     789,860
                                                                ------------
----------------------------------------------------------------------------
DISCOUNT NOTES -- 6.1%
----------------------------------------------------------------------------
  FEDERAL HOME LOAN BANK
    5.18%, 10/02/96
    (Cost $274,960)..........................       275,000          274,960
                                                                ------------
TOTAL INVESTMENTS -- 103.2%
  (Cost $4,721,331)........................................
                                                                $  4,674,841
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.2%)............
                                                                    (144,301)
                                                                ------------
NET ASSETS -- 100.0%.......................................
                                                                $  4,530,540
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED INCOME FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                                Terence S. Ellis
                         Managing Partner Fixed Income
                               Fred S. Robertson
                       Partner, Chief Investment Officer
                            Fixed Income Management
                               James E. Kellerman
                               Portfolio Manager
                               Alan J. Brochstein
                               Portfolio Manager
                                 Malcom S. Day
                               Portfolio Manager
                                 David L. Kroon
                               Portfolio Manager
                                  Ashvin Syal
                               Portfolio Manager
                                  David Smith
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Short-Intermediate Fixed Income Fund seeks primarily to preserve principal and liquidity and, secondarily, to realize a relatively high level of current income from a portfolio of investment grade fixed-income securities with a maximum dollar-weighted maturity of five years.

  REVIEW AND OUTLOOK: During the second and third quarters, the bond market was buffeted by changing perceptions regarding the strength of the economy and the likelihood of a tightening of monetary policy by the Federal Reserve Board. While alternating strong and weak economic data caused bond prices to move up and down sharply, ultimately, rates were little changed over the period. Since the total change in bond yields was small, the environment was positive for higher-yielding bonds such as mortgages and asset-backed securities.

  The performance of the Portfolio was enhanced by the Fund's relatively large allocations to mortgage securities and asset-backed securities which increased the yield of the Portfolio. The return of the Institutional Portfolio was 2.6% for the last six months, compared to a return of 2.7% for the Merrill Lynch 1-3 Year Government Index.

  Our outlook for the bond market is based on a positive assessment of the long-term, secular trends in inflation and economic growth, countered by some degree of risk from the current uncertain position in the economic cycle. Short rates may rise over the next six months, but not enough to erode the yield advantage relative to money-market instruments given the steep yield curve. Thus, we believe a neutral level of interest rate exposure is appropriate in this environment.

  We continue to invest 35% of the Fund in government-backed mortgage securities and we have 29% invested in asset-backed securities. We are concentrating our asset-backed and corporate bond purchases in the highest quality issues.

--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED INCOME INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE SHORT-INTERMEDIATE FIXED INCOME INSTITUTIONAL PORTFOLIO WITH THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  5.63%                         As of 09/30/96                         7.39%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 SHORT INTERMEDIATE FIXED INCOME FUND
                                                     Merrill Lynch 1-3 Year
                                               Fund          Treasury Index
8/31/95                                   $ 250,000               $ 250,000
9/30/95                                     255,700                 251,200
12/31/95                                    262,368                 257,507
3/31/96                                     263,323                 258,372
6/30/96                                     265,628                 260,988
9/30/96                                     270,101                 265,289

This graph is furnished to you in accordance with SEC regulations. It compares a $250,000 investment in the Short-Intermediate Fixed Income Institutional Portfolio with the Merrill Lynch 1-3 Year Treasury Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Nicholas-Applegate Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

The Merrill Lynch 1-3 Year Treasury is an index consisting of all public U.S. Treasury obligations having maturities from one to 2.99 years. It includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED INCOME FUND

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 6.0%
---------------------------------------------------------

U.S. TREASURY NOTES
  4.75%, 10/31/98............................     $100,000      $     97,328
  5.50%, 11/15/98............................      200,000           197,406
                                                                ------------
TOTAL U. S. TREASURY OBLIGATIONS
  (Cost $294,399)..........................................          294,734
                                                                ------------
----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 39.2%
----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 28.2%
  POOL 380032
    10.00%, 10/01/03.........................        7,420             7,860
  POOL 380062
    9.50%, 11/01/04..........................      267,519           281,397
  POOL 1472E
    6.25%, 02/15/05..........................      200,000           198,936
  POOL 380078
    9.00%, 04/01/05..........................      149,158           154,751
  POOL 200112
    9.50%, 11/01/05..........................      163,991           172,139
  POOL G10453
    9.00%, 06/01/07..........................       84,079            87,284
  POOL 1552 EA
    5.85%, 01/15/17..........................      185,000           180,375
  POOL 1836D
    6.25%, 04/15/26..........................      300,000           294,188
                                                                ------------
TOTAL FHLMCS.................................                      1,376,930
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.9%
  POOL 50155
    10.00%, 12/01/03.........................        7,585             8,088
  POOL 1991-95Z
    8.50%, 11/25/05..........................      221,495           223,953
  POOL 2454
    14.75%, 10/01/12.........................        7,037             8,453
                                                                ------------
TOTAL FNMAS..................................                        240,494
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.1%
  POOL 780328
    10.00%, 10/15/06.........................      163,042           172,621
  POOL 64054
    11.50%, 02/15/13.........................        8,225             9,328
  POOL 59779
    11.50%, 03/15/13.........................        3,357             3,818
  POOL 65569
    12.00%, 09/15/13.........................          700               734
  POOL 67134
    12.00%, 09/15/13.........................        1,804             2,095
  POOL 780179
    12.00%, 10/15/15.........................       74,570            86,968
  POOL 141741
    11.00%, 11/15/15.........................       10,277            11,555
  POOL 200947
    9.50%, 12/15/17..........................        8,398             9,059
                                                                ------------
TOTAL GNMAS..................................                        296,178
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,911,791)........................................        1,913,602
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

CMOs AND ASSET-BACKED SECURITIES -- 47.4%
----------------------------------------------------------------------------
AUTOS -- 19.2%
  DAIMLER-BENZ AUTO GRANTOR TRUST 1993-A
    3.90%, 10/15/98..........................     $  1,889      $      1,872
  CARCO AUTO LOAN MASTER TRUST 1994-2
    7.88%, 07/15/99..........................      200,000           202,936
  NATIONS BANK AUTO TRUST 1996-A2
    6.13%, 07/15/99..........................      200,000           200,124
  PREMIER AUTO TRUST 1994-4
    6.20%, 10/02/97..........................       29,536            29,555
  PREMIER AUTO TRUST 1995-2A5
    7.15%, 02/04/99..........................      250,000           252,699
  PREMIER AUTO TRUST 1995-3A4
    6.10%, 07/06/99..........................      250,000           250,077
                                                                ------------
TOTAL AUTOS..................................                        937,263
                                                                ------------
BANKS -- 8.8%
  SIGNET CREDIT CARD MASTER TRUST
    5.20%, 02/15/02..........................      235,000           229,931
  STANDARD CREDIT CARD MASTER TRUST 1995-10A
    5.90%, 02/07/01..........................      200,000           197,562
                                                                ------------
TOTAL BANKS..................................                        427,493
                                                                ------------
FINANCE -- 15.3%
  AMERICAN EXPRESS 1992-1
    6.05%, 07/15/97..........................      200,000           200,000
  AT&T UNIVERSAL CARD MASTER TRUST
    5.95%, 10/17/02..........................      225,000           219,094
  BANC ONE CREDIT CARD 94-B
    7.55%, 12/15/99..........................      175,000           177,597
  FIRST DEPOSIT MASTER TRUST 1995-2
    6.05%, 08/15/02..........................      150,000           149,625
                                                                ------------
TOTAL FINANCE................................                        746,316
                                                                ------------
RETAIL -- 4.1%
  SEARS CREDIT ACCOUNT MATER TRUST 1994-2
    7.25%, 07/16/01..........................      200,000           202,062
                                                                ------------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost $2,331,422)........................................        2,313,134
                                                                ------------
----------------------------------------------------------------------------
DISCOUNT NOTES -- 6.3%
----------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK
    5.18%, 10/01/96..........................     $ 15,000      $     15,000
    5.18%, 10/01/96..........................      290,000           290,000
                                                                ------------
TOTAL DISCOUNT NOTES
  (Cost $305,000)..........................................          305,000
                                                                ------------
TOTAL INVESTMENTS -- 98.9%
  (Cost $4,842,612)........................................     $  4,826,470
OTHER ASSETS LESS LIABILITIES -- 1.1%......................           52,232
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  4,878,702
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

STRATEGIC INCOME FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                                 John D. Wylie
                       Partner, Chief Investment Officer,
                            Investor Services Group
                               Fred S. Robertson
                       Partner, Chief Investment Officer
                            Fixed Income Management
                            Douglas G. Forsyth, CFA,
                               Portfolio Manager
                                Maren Lindstrom
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Strategic Income Fund seeks to provide a high level of current income and long-term capital appreciation through investment in convertible, high yield, and mortgage-backed debt securities.

  REVIEW AND OUTLOOK: Early in 1996, expectations for sluggish economic growth were widespread. During January, manufacturing slowed and consumer confidence fell to its lowest level in two years. In fact, to promote economic growth, the Federal Reserve Board reduced short-term interest rates the last week in January. But the economy defied popular consensus and showed signs of improvement during the first quarter. Various reports, including stronger-than-anticipated employment data, sent rates higher throughout much of the first and second quarters.

  During the third quarter, leading economic indicators, including housing, auto, and retail sales, tapered off despite continued employment strength. Since lowering rates by 0.25% during the first quarter, the Federal Reserve Board has held rates steady. Continued mixed economic signals have created uncertainty regarding the direction and magnitude of economic activity and interest rates. In this environment, our Strategic Income Fund has performed well.

  Combining a mix of mortgage-backed, convertible, and high yield securities, the Strategic Income Portfolio was created to meet the needs of investors seeking enhanced return potential when investing in fixed income-related securities. The diverse asset classes comprising the Fund have excellent risk/ return profiles. The low correlation among these asset classes provides the potential for compelling relative performance in most market environments.

  Between its inception on August 1, 1996 and September 30, 1996, the Nicholas-Applegate Strategic Income Portfolio gained 5.7%. Over the same time period, the Lehman Aggregate Bond Index gained 1.6%. An equal-weighted composite of the Lehman Mortgage-Backed Securities Index, the First Boston High Yield Index, and the First Boston Convertible Securities Index resulted in a 3.8% gain.

  Without a clear trend in the direction of interest rates, short-term fluctuations will most likely continue. In this sensitive environment, we believe the complementary nature of the securities which comprise the Strategic Income Portfolio will continue to provide downside protection, current income, and appreciation potential.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
STRATEGIC INCOME FUND

                                                   NUMBER
                                                  OF SHARES  VALUE

---------------------------------------------------------
COMMON STOCKS -- 10.2%
---------------------------------------------------------

INVESTMENT COMPANY -- 2.6%
  Merrill Lynch "IGL", (Strypes)......................   2,500   $   100,937
                                                                 -----------
MEDICAL SUPPLIES -- 3.3%
  United States Surgical Corp.........................   3,000       127,500
                                                                 -----------
SOAPS/COSMETICS -- 2.2%
  AJL Peps Trust......................................   4,300        84,925
                                                                 -----------
TELEPHONE -- 2.1%
  Nortel Inversora SA.................................   2,000        80,750
                                                                 -----------
TOTAL COMMON STOCKS
  (Cost $370,127)..............................................      394,112
                                                                 -----------
---------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 6.3%
----------------------------------------------
FINANCE COMPANY -- 3.0%
  Ahmanson H.F. and Company...........................   1,900       116,850
                                                                 -----------
GAS UTILITIES -- 1.0%
  MCN Corp............................................   1,300        36,319
                                                                 -----------
MULTI-LINE INSURERS -- 2.3%
  American Bankers Insurance Group....................   1,500        88,781
                                                                 -----------
TOTAL PREFERRED STOCKS
  (Cost $225,504)..............................................      241,950
                                                                 -----------

                                                        PRINCIPAL
                                                         AMOUNT        VALUE
---------------------------------------------------------

CONVERTIBLE CORPORATE BONDS -- 48.0%
----------------------------------------------
BROADCASTING -- 2.7%
  Sinclair Broadcasting Group, Inc.
    10.000%, 09/30/05.................................  $100,000    $   101,500
                                                                    -----------
COMPUTERS/OFFICE AUTOMATION -- 2.6%
  Data General Corp.
    7.750%, 06/01/01..................................   100,000         99,625
                                                                    -----------
CONTRACT DRILLING -- 2.7%
  Cliffs Drilling
    10.250%, 05/15/03.................................   100,000        104,250
                                                                    -----------
COSMETICS - SOAPS -- 2.0%
  Revlon Consumer Products Corp.
    10.500%, 02/15/03.................................    75,000         78,375
                                                                    -----------
ENVIRONMENTAL SERVICES -- 2.7%
  Molten Metals Technology, Inc.
    5.500%, 05/01/06..................................   100,000        101,000
                                                                    -----------
FINANCIAL SERVICES -- 2.7%
  Ocwen Financial Corp.
    11.875%, 01/01/03.................................   100,000        105,000
                                                                    -----------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 2.5%
  Empresas CA, Sociedad
    5.000%, 03/15/04..................................   135,000         94,669
                                                                    -----------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

LEISURE/GAMING -- 6.3%
  Bally's Grand, Inc.
    10.375%, 12/15/03.................................  $ 75,000    $    82,500
  Casino Magic Louisiana
    13.000%, 08/15/03.................................    75,000         76,594
  Majestic Star Casino
    12.750%, 05/15/03.................................    75,000         82,500
                                                                    -----------
                                                                        241,594
                                                                    -----------
LIFE INSURER -- 1.3%
  Penncorp Financial Group
    09.250%, 12/15/03.................................    50,000         50,938
                                                                    -----------
OIL/GAS PRODUCTION -- 3.6%
  KCS Energy, Inc.
    11.000%, 01/15/03.................................   125,000        136,250
                                                                    -----------
OTHER COMMUNICATIONS/INDUSTRIAL SERVICES -- 1.3%
  Iron Mountain, Inc.
    10.125%, 10/01/06.................................    50,000         51,250
                                                                    -----------
OTHER PRODUCERS/MANUFACTURING -- 3.8%
  Gencorp Inc.
    08.000%, 08/01/02.................................    70,000         73,588
  Poindexter J B, Inc.
    12.500%, 05/15/04.................................    75,000         72,187
                                                                    -----------
                                                                        145,775
                                                                    -----------
RESTAURANTS -- 2.0%
  Foodmaker, Inc.
    09.250%, 03/01/99.................................    75,000         75,375
                                                                    -----------
SPECIALITY CHAINS -- 2.0%
  Compusa, Inc.
    09.500%, 06/15/00.................................    75,000         77,250
                                                                    -----------
TELEPHONE -- 7.7%
  PriCellular Wire
    00.000% to 11/15/97
    14.000%, 11/15/01.................................   100,000         90,000
  Sygnet Wireless, Inc.
    11.500%, 10/01/06.................................   100,000        103,250
  Teleport Communications Group Inc.
    09.875%, 07/01/06.................................   100,000        103,250
                                                                    -----------
                                                                        296,500
                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT -- 2.1%
  Net Sat Services (B2,B)
    12.750%, 08/05/04.................................    75,000         80,062
                                                                    -----------
TOTAL CORPORATE BONDS
  (Cost $1,775,928)..............................................     1,839,413
                                                                    -----------
---------------------------------------------------------
AGENCY OBLIGATIONS -- 27.8%
----------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.8%
  Pool 2468
    10.50%, 12/01/00..................................   120,169        127,491
  Pool 50319
    09.50%, 06/01/05..................................    68,926         72,674

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------
AGENCY OBLIGATIONS (Continued)
---------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  1991 95Z
    08.50%, 11/25/05..................................  $ 53,238    $    53,829
  1993 202H
    06.00%, 02/25/22..................................    25,000         23,195
  1993 183k
    06.50%, 07/25/23..................................    75,000         68,625
  1993 160PK
    06.50%, 11/25/22..................................    75,000         70,476
                                                                    -----------
                                                                        416,290
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.5%
  Pool 380003
    09.50%, 06/01/02..................................    36,997         38,373
  Pool 380062
    09.50%, 11/01/04..................................    80,726         84,913
  Pool 1356J
    05.50%, 10/15/20..................................    35,000         30,953
  Pool 1610PM
    06.25%, 04/15/22..................................    30,000         28,359
  Pool 1722PH
    06.50%, 08/15/22..................................   110,000        105,325
                                                                    -----------
                                                                        287,923
                                                                    -----------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 9.5%
  Pool 357262
    07.50%, 09/15/23..................................  $139,084    $   138,041
  Pool 370281
    07.50%, 11/15/23..................................   227,043        225,340
                                                                    -----------
                                                                        363,381
                                                                    -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,063,328)..............................................     1,067,594
                                                                    -----------
---------------------------------------------------------

COMMERCIAL PAPER -- 7.4%
----------------------------------------------
  Associates Corp of North America
    5.80%, 10/01/96
    (Cost $282,000)...................................   141,000        141,000
  Merrill Lynch, Pierce, Fenner, and Smith
    5.85%, 10/01/96...................................   141,000        141,000
                                                                    -----------
TOTAL COMMERCIAL PAPER
  (Cost $282,000)................................................       282,000
                                                                    -----------
TOTAL INVESTMENTS -- 99.7%
  (Cost $3,716,887)..............................................   $ 3,825,069
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%....................        10,064
                                                                    -----------
NET ASSETS -- 100.0%.............................................   $ 3,835,133
                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------

                                MANAGEMENT TEAM

                                 John D. Wylie
                       Partner, Chief Investment Officer
                            Investor Services Group
                               Fred S. Robertson
                       Partner, Chief Investment Officer
                            Fixed Income Management
                            Douglas G. Forsyth, CFA
                               Portfolio Manager

  GOAL: The Nicholas-Applegate High Yield Fund seeks to deliver total return via high current income and long-term capital appreciation from a diversified portfolio consisting primarily of U.S. corporate fixed income securities.

  REVIEW AND OUTLOOK: Through the first three quarters of 1996, investors continued to show enthusiasm for high yield bonds. New high-yield issues totaled more than $41 billion through September, exceeding the new issuance total of 1994 and 1995 combined. Further, high yield mutual funds attracted more than $7.2 billion. In addition to increasing levels of investment activity, high yield bonds have delivered solid performance results this year.

  Since its inception on August 1, 1996 through September 30, 1996, the Nicholas-Applegate High Yield Bond Institutional Portfolio has gained 6.3%. By comparison, the First Boston High Yield Index advanced 2.8%.

  Our approach to high yield securities reflects the extension of the same investment philosophy we use to manage equities. We look for companies demonstrating sustainable, positive change which represent timely investment opportunities. Extending our equity philosophy to the high yield market, we focus on the recognition of growing companies demonstrating these criteria:
    - positive fundamental change leading to earnings growth, cash flow growth, debt reduction, and potential credit-quality upgrade;
    - sustainability of improvement; and
    - timeliness of investment.

  Individual security selection was the primary contributor to the Portfolio's strong performance. We believe our expertise in equity investing, especially within the mid and smaller market capitalization segments, provides a competitive advantage in researching and analyzing high yield bonds issued by these companies. Of the companies that issue both high yield and equity securities, more than half have equity market capitalizations less than $500 million.

  The continuing maturity of the high yield market inspires optimism. Improved liquidity has paralleled investor demand as mutual funds, insurance companies, and institutional investors have shown an increasing appetite for high yield securities. As a result, much of the liquidity concerns inherent in the high yield market during the '80s has decreased. In addition, the days of a single firm dominating the market appear over as the number of firms involved in issuing, pricing, and trading high yield bonds has increased significantly.

  We look forward to building upon the Fund's solid start and extending our strong performance results.

                            REPRESENTATIVE HOLDINGS

                       Cliffs Drilling Co. 10.25% 5/15/03
                          Comp USA, Inc. 9.5% 6/15/00
                         Iron Mountain 10.125% 10/1/06
                        Ocwen Financial 11.875% 10/1/03
                     Revlon Consumer Products 10.5% 2/15/03

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1996 (UNAUDITED)
------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                   NUMBER
                                                  OF SHARES  VALUE

---------------------------------------------------------
COMMON STOCK -- 0.2%
---------------------------------------------------------

FINANCE COMPANY
  Ocwen Financial*
    (Cost $7,500).........................     500   $     10,188
                                                     ------------

                                            PRINCIPAL
                                            AMOUNT      VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 92.0%
-----------------------------------------------------------------
BROADCASTING -- 9.2%
  Sinclair Broadcasting Group, Incorp.
    10.000%, 09/30/96.....................  $200,000      203,000
  Telemundo Group, Incorp.
    07.000%, 02/15/96.....................  200,000       191,500
                                                     ------------
                                                          394,500
                                                     ------------
BUSINESS SERVICES -- 2.4%
  Iron Mountain, Incorp.
    10.125%, 10/01/06.....................  100,000       102,500
                                                     ------------
COSMETICS - SOAPS -- 5.5%
  Revlon Consumer Products Corp.
    10.500%, 02/15/03.....................  225,000       235,125
                                                     ------------
FINANCE COMPANY -- 5.5%
  Ocwen Financial
    11.875%, 10/01/03.....................  225,000       236,250
                                                     ------------
LESIURE/GAMING -- 15.8%
  Bally's Grand, Incorp.
    10.375%, 12/15/03.....................  225,000       247,500
  Casino Magic
    13.000%, 08/15/03.....................  225,000       229,781
  Majestic Star Casino
    12.750%, 05/15/03.....................  175,000       192,500
                                                     ------------
                                                          669,781
                                                     ------------
LIFE INSURER -- 2.4%
  Penncorp Financial Group
    09.250%, 12/15/03.....................  100,000       101,875
                                                     ------------
OIL/GAS PRODUCTION -- 5.7%
  KCS Energy, Incorp.
    11.000%, 01/15/03.....................  225,000       245,250
                                                     ------------
OILFIELD SERVICES/EQUIPMENT -- 7.3%
  Cliffs Drilling Co.
    10.250%, 05/15/03.....................  300,000       312,750
                                                     ------------

                                                  PRINCIPAL
                                                   AMOUNT    VALUE

---------------------------------------------------------

OTHER PRODUCERS/MANUFACTURING -- 4.5%
  Poindexter J B, Incorp.
    12.500%, 05/15/04.....................  $200,000 $    192,500
                                                     ------------
RESTAURANTS -- 4.1%
  Foodmaker, Incorp.
    09.250%, 03/01/99.....................  175,000       175,875
                                                     ------------
SPECIALTY CHAINS -- 3.6%
  Compusa, Incorp.
    9.500%, 06/15/00......................  150,000       154,500
                                                     ------------
TELEPHONE -- 21.0%
  Intermedia Communications
    0.000% to 5/01/97; 14.000%,
    11/15/01..............................  150,000        94,125
  Pricellular Wire*
    0.000% to 11/15/97; 14.000%,
    11/15/01..............................  200,000       180,000
  Sygnet Wireless,
    11.500%, 10/01/06.....................  250,000       258,125
  Teleport Communications
    09.875%, 07/01/06.....................  300,000       309,750
  Winstar Communications
    14.000%, 10/15/05.....................  100,000        57,000
                                                     ------------
                                                          899,000
                                                     ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.0%
  Net Sat Services
    12.750%, 08/05/04.....................  200,000       213,500
                                                     ------------
TOTAL CORPORATE BONDS
  (Cost $3,833,187)................................  $  3,933,406
                                                     ------------
-----------------------------------------------------------------
ZERO COUPON BONDS -- 5.2%
-----------------------------------------------------------------
SOAP/COSMETICS
  Revlon Worldwide Co.*
    (Cost $213,815).......................  $250,000      220,312
                                                     ------------
-----------------------------------------------------------------
COMMERCIAL PAPER -- 3.4%
-----------------------------------------------------------------
  Merrill Lynch Pierce Fenner & Smith
    5.850%, 10/01/96 (Cost$145,000).......  145,000       145,000
                                                     ------------
TOTAL INVESTMENTS -- 100.8%
  (Cost$4,199,502).................................  $  4,308,906
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8%)....       (34,686)
                                                     ------------
NET ASSETS -- 100.0%...............................  $  4,274,220
                                                     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------

INSTITUTIONAL SERIES PORTFOLIOS

                                 NET ASSET        NET        NET REALIZED     DISTRIBUTIONS
                                 VALUES AT    INVESTMENT    AND UNREALIZED      FROM NET       DISTRIBUTIONS
                                 BEGINNING      INCOME      GAINS (LOSSES)     INVESTMENT          FROM
                                 OF PERIOD     (DEFICIT)    ON INVESTMENTS       INCOME        CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  Institutional (For the
    period ended 09/30/96)#...   $   15.85     ($   0.10)      $    2.23               --               --
  Institutional (For the
    period ended 03/31/96)....       12.50         (0.05)           3.40               --               --
EMERGING GROWTH(2)
  Institutional (For the
    period ended 09/30/96)#...       15.10         (0.14)           2.03               --               --
  Institutional (For the year
    ended 03/31/96)...........       11.58         (0.11)           4.45               --        ($   0.82)
  Institutional (For the year
    ended 03/31/95)...........       11.38         (0.05)           0.95               --            (0.70)
  Institutional (For the
    period ended 03/31/94)....       12.50         (0.04)          (0.69)              --            (0.39)
CORE GROWTH(3)
  Institutional (For the
    period ended 09/30/96)#...       16.26         (0.03)           1.85               --               --
  Institutional (For the year
    ended 03/31/96)...........       12.62         (0.03)           4.47               --            (0.80)
  Institutional (For the year
    ended 03/31/95)...........       12.68         (0.01)           0.38               --            (0.43)
  Institutional (For the
    period ended 03/31/94)....       12.50         (0.01)           0.92               --            (0.73)
INCOME & GROWTH(3)
  Institutional (For the
    period ended 09/30/96)#...       14.45          0.25            1.02        ($   0.26)              --
  Institutional (For the year
    ended 03/31/96)...........       11.86          0.53            2.59            (0.53)              --
  Institutional (For the year
    ended 03/31/95)...........       13.39          0.54           (0.85)           (0.54)           (0.68)
  Institutional (For the
    period ended 03/31/94)....       12.50          0.42            2.12            (0.42)           (1.23)
BALANCED GROWTH(2)
  Institutional (For the
    period ended 09/30/96)#...       14.20          0.19            1.24            (0.19)              --
  Institutional (For the year
    ended 03/31/96)...........       12.01          0.37            2.19            (0.37)              --
  Institutional (For the year
    ended 03/31/95)...........       11.71          0.22            0.30            (0.22)              --
  Institutional (For the
    period ended 03/31/94)....       12.50          0.08           (0.79)           (0.08)              --
VALUE(4)
  Institutional (For the
    period ended 09/30/96)#...       12.50          0.11            1.33               --               --
EMERGING COUNTRIES(5)
  Institutional (For the
    period ended 09/30/96)#...       14.02         (0.01)           1.78               --               --
  Institutional (For the year
    ended 03/31/96)...........       10.91            --            3.16            (0.05)              --
  Institutional (For the
    period ended 03/31/95)....       12.50          0.08           (1.66)           (0.01)              --
INTERNATIONAL GROWTH(6)
  Institutional (For the
    period ended 09/30/96)#...       15.05         (0.01)           0.80               --               --
  Institutional (For the year
    ended 03/31/96)...........       13.09          0.06            2.02            (0.12)              --
  Institutional (For the year
    ended 03/31/95)...........       13.47          0.02           (0.22)           (0.06)           (0.12)
  Institutional (For the
    period ended 03/31/94)....       12.50          0.01            0.96               --               --
WORLDWIDE GROWTH(2)
  Institutional (For the
    period ended 09/30/96)#...       13.29         (0.11)           3.33               --               --
  Institutional (For the year
    ended 03/31/96)...........       13.06          0.06            2.58            (0.28)              --
  Institutional (For the year
    ended 03/31/95)...........       13.15         (0.01)          (0.04)           (0.04)              --
  Institutional (For the
    period ended 03/31/94)....       12.50            --            0.65               --               --
FULLY DISCRETIONARY FIXED
  INCOME(7)
  Institutional (For the
    period ended 09/30/96)#...       12.72          0.40           (0.10)           (0.44)              --
  Institutional (For the
    period ended 03/31/96)....       12.50          0.45            0.47            (0.44)           (0.26)
SHORT-INTERMEDIATE FIXED
  INCOME(7)
  Institutional (For the
    period ended 09/30/96)#...       12.79          0.40           (0.07)           (0.40)              --
  Institutional (For the
    period ended 03/31/96)....       12.50          0.37            0.29            (0.37)              --
STRATEGIC INCOME(8)
  Institutional (For the
    period ended 09/30/96)#...       12.50          0.16            0.55            (0.16)              --
HIGH YIELD BOND(8)
  Institutional (For the
    period ended 09/30/96)#...       12.50          0.18            0.60            (0.18)              --

--------------------
(1) Mini Cap Institutional Portfolio commenced operations on July 12, 1995.
(2) Emerging Growth, Balanced Growth and Worldwide Growth Institutional Portfolios commenced operations on October 1, 1993.
(3) Core Growth and Income & Growth Institutional Portfolios commenced operations on April 19, 1993.
(4) Value Institutional Portfolio commenced operations on April 30, 1996.
(5) Emerging Countries Institutional Portfolio commenced operations on November 28, 1994.
(6) International Growth Institutional Portfolio commenced operations on January 3, 1994.
(7) Fully Discretionary and Short-Intermediate Fixed Income Institutional Portfolios commenced operations on August 31, 1995.
(8) Strategic Income and High Yield Bond Institutional Portfolios commenced operations on July 31,1996.
 * Annualized.
 ** Includes expenses allocated from the Master Trust Funds. See Notes to Funds'
    Financial Statements for amounts.
 # Unaudited.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                   RATIO OF             RATIO OF
                                                                                  EXPENSES TO          EXPENSES TO
                                                                 NET ASSETS       AVERAGE NET          AVERAGE NET
                                   NET ASSET                         AT          ASSETS, AFTER       ASSETS, BEFORE
                                   VALUES AT         TOTAL         END OF           EXPENSE              EXPENSE
                                 END OF PERIOD      RETURN         PERIOD       REIMBURSEMENT**      REIMBURSEMENT**
----------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  Institutional (For the
    period ended 09/30/96)#...     $   17.98          13.44%     $29,784,579            1.56%*               1.95%*
  Institutional (For the
    period ended 03/31/96)....         15.85          26.80%     25,237,077             1.56%*               2.46%*
EMERGING GROWTH(2)
  Institutional (For the
    period ended 09/30/96)#...         16.99          12.52%    185,873,697             1.17%*               1.18%*
  Institutional (For the year
    ended 03/31/96)...........         15.10          38.27%    224,077,027             1.16%                1.20%
  Institutional (For the year
    ended 03/31/95)...........         11.58           8.69%    206,695,605             1.18%                1.24%
  Institutional (For the
    period ended 03/31/94)....         11.38          (6.06%)   165,939,862             1.17%*               1.18%*
CORE GROWTH(3)
  Institutional (For the
    period ended 09/30/96)#...         18.08          11.19%    191,570,545             1.00%*               0.98%*
  Institutional (For the year
    ended 03/31/96)...........         16.26          35.81%    149,969,371             0.98%                1.06%
  Institutional (For the year
    ended 03/31/95)...........         12.62           3.30%     72,825,771             0.99%                1.07%
  Institutional (For the
    period ended 03/31/94)....         12.68           6.84%     77,947,252             0.97%*               1.14%*
INCOME & GROWTH(3)
  Institutional (For the
    period ended 09/30/96)#...         15.47           8.88%     17,570,033             1.00%*               1.39%*
  Institutional (For the year
    ended 03/31/96)...........         14.45          26.69%     17,239,363             1.00%                1.53%
  Institutional (For the year
    ended 03/31/95)...........         11.86          (2.02%)    12,506,203             1.00%                1.48%
  Institutional (For the
    period ended 03/31/94)....         13.39          20.18%     18,331,546             0.99%*               1.50%*
BALANCED GROWTH(2)
  Institutional (For the
    period ended 09/30/96)#...         15.44          10.12%        608,922             1.00%                8.46%*
  Institutional (For the year
    ended 03/31/96)...........         14.20          21.45%        625,350             1.00%                9.90%
  Institutional (For the year
    ended 03/31/95)...........         12.01           4.56%        283,586             1.00%               20.66%
  Institutional (For the
    period ended 03/31/94)....         11.71          (5.66%)       142,745             0.99%*              43.16%*
VALUE(4)
  Institutional (For the
    period ended 09/30/96)#...         13.94          11.52%      2,339,993             0.98%*               2.35%*
EMERGING COUNTRIES(5)
  Institutional (For the
    period ended 09/30/96)#...         15.79          12.62%     23,724,106             1.65%*               1.96%*
  Institutional (For the year
    ended 03/31/96)...........         14.02          29.06%      6,877,500             1.65%                3.59%
  Institutional (For the
    period ended 03/31/95)....         10.91         (12.64%)     2,020,615             1.65%*               2.14%*
INTERNATIONAL GROWTH(6)
  Institutional (For the
    period ended 09/30/96)#...         15.84           5.25%     37,302,854             1.40%*               1.62%*
  Institutional (For the year
    ended 03/31/96)...........         15.05          15.99%     20,245,194             1.40%                2.44%
  Institutional (For the year
    ended 03/31/95)...........         13.09          (1.54%)    16,923,561             1.40%                1.92%
  Institutional (For the
    period ended 03/31/94)....         13.47           7.60%      3,668,113             1.40%*               2.35%*
WORLDWIDE GROWTH(2)
  Institutional (For the
    period ended 09/30/96)#...         16.51           7.07%      2,383,574             1.35%*               3.26%*
  Institutional (For the year
    ended 03/31/96)...........         15.42          20.37%      3,613,140             1.35%                2.60%
  Institutional (For the year
    ended 03/31/95)...........         13.06          (0.34%)     4,086,668             1.35%                2.50%
  Institutional (For the
    period ended 03/31/94)....         13.15           5.20%      2,981,559             1.34%*               3.58%*
FULLY DISCRETIONARY FIXED
 INCOME(7)
  Institutional (For the
    period ended 09/30/96)#...         12.58           2.37%      4,393,133             0.45%*               3.99%*
  Institutional (For the
    period ended 03/31/96)....         12.72           5.49%      4,413,386             0.45%*               6.45%*
SHORT-INTERMEDIATE FIXED
 INCOME(7)
  Institutional (For the
    period ended 09/30/96)#...         12.72           2.58%      4,731,471             0.35%*               3.59%*
  Institutional (For the
    period ended 03/31/96)....         12.79           5.33%      4,725,591             0.35%*               3.17%*
STRATEGIC INCOME(8)
  Institutional (For the
    period ended 09/30/96)#...         13.05           5.67%      3,782,112             0.75%*               1.59%*
HIGH YIELD BOND(8)
  Institutional (For the
    period ended 09/30/96)#...         13.10           6.28%      4,217,379             0.75%*               1.47%*

                                                       RATIO OF NET
                                INCOME (DEFICIT) TO         TO
                                    AVERAGE NET         AVERAGE NET
                                   ASSETS, AFTER      ASSETS, BEFORE
                                      EXPENSE             EXPENSE
                                  REIMBURSEMENT**     REIMBURSEMENT**
------------------------------
MINI CAP GROWTH(1)
  Institutional (For the
    period ended 09/30/96)#...           (1.18%)*            (1.33%)*
  Institutional (For the
    period ended 03/31/96)....           (0.98%)*            (1.38%)*
EMERGING GROWTH(2)
  Institutional (For the
    period ended 09/30/96)#...           (0.75%)*            (0.76%)*
  Institutional (For the year
    ended 03/31/96)...........           (0.62%)             (0.66%)
  Institutional (For the year
    ended 03/31/95)...........           (0.58%)             (0.64%)
  Institutional (For the
    period ended 03/31/94)....           (0.83%)*            (0.84%)*
CORE GROWTH(3)
  Institutional (For the
    period ended 09/30/96)#...           (0.45%)*            (0.42%)*
  Institutional (For the year
    ended 03/31/96)...........           (0.32%)             (0.40%)
  Institutional (For the year
    ended 03/31/95)...........           (0.06%)             (0.14%)
  Institutional (For the
    period ended 03/31/94)....           (0.07%)*            (0.24%)*
INCOME & GROWTH(3)
  Institutional (For the
    period ended 09/30/96)#...            3.40%*              2.98%*
  Institutional (For the year
    ended 03/31/96)...........            3.88%               3.34%
  Institutional (For the year
    ended 03/31/95)...........            4.28%               3.80%
  Institutional (For the
    period ended 03/31/94)....            3.36%*              2.85%*
BALANCED GROWTH(2)
  Institutional (For the
    period ended 09/30/96)#...            2.53%*             (4.63%)*
  Institutional (For the year
    ended 03/31/96)...........            2.74%              (5.74%)
  Institutional (For the year
    ended 03/31/95)...........            2.06%             (17.60%)
  Institutional (For the
    period ended 03/31/94)....            1.59%*            (40.58%)*
VALUE(4)
  Institutional (For the
    period ended 09/30/96)#...            2.10%*              1.43%*
EMERGING COUNTRIES(5)
  Institutional (For the
    period ended 09/30/96)#...            0.12%*             (0.19%)*
  Institutional (For the year
    ended 03/31/96)...........            0.29%              (1.41%)
  Institutional (For the
    period ended 03/31/95)....            1.73%*              1.24%*
INTERNATIONAL GROWTH(6)
  Institutional (For the
    period ended 09/30/96)#...            0.01%*             (0.20%)*
  Institutional (For the year
    ended 03/31/96)...........            0.34%              (0.07%)
  Institutional (For the year
    ended 03/31/95)...........            0.19%              (0.33%)
  Institutional (For the
    period ended 03/31/94)....            0.36%*             (0.59%)*
WORLDWIDE GROWTH(2)
  Institutional (For the
    period ended 09/30/96)#...           (0.27%)*            (2.11%)*
  Institutional (For the year
    ended 03/31/96)...........            0.20%              (0.99%)
  Institutional (For the year
    ended 03/31/95)...........            0.05%              (1.10%)
  Institutional (For the
    period ended 03/31/94)....            0.05%*             (2.19%)*
FULLY DISCRETIONARY FIXED
 INCOME(7)
  Institutional (For the
    period ended 09/30/96)#...            6.28%*              4.72%*
  Institutional (For the
    period ended 03/31/96)....            6.39%*              2.63%*
SHORT-INTERMEDIATE FIXED
 INCOME(7)
  Institutional (For the
    period ended 09/30/96)#...            6.04%*              4.59%*
  Institutional (For the
    period ended 03/31/96)....            5.81%*             (4.01%)*
STRATEGIC INCOME(8)
  Institutional (For the
    period ended 09/30/96)#...            7.40%*              6.94%*
HIGH YIELD BOND(8)
  Institutional (For the
    period ended 09/30/96)#...            8.87%*              8.44%*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996 (UNAUDITED)
-------------------------------------------------------------------

INSTITUTIONAL PORTFOLIOS

                                   MINI CAP                                                               BALANCED
                                    GROWTH       EMERGING GROWTH     CORE GROWTH     INCOME & GROWTH       GROWTH
                                --------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $   29,759,699   $   185,832,339   $   191,622,283   $    17,710,240   $       618,197
  Receivable for shares of
    beneficial interest
    sold......................          21,000                --                --                --                --
  Due from adviser............           3,772             2,162                --             5,918             3,354
  Deferred organization
    costs.....................           2,045             4,639            20,901            11,665                --
  Prepaid expenses and other
    assets....................          58,688           122,446            24,001                90                --
                                --------------------------------------------------------------------------------------
    Total assets..............      29,845,204       185,961,586       191,667,185        17,727,913           621,551
                                --------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................          21,000                --                --                --                --
  Due to adviser..............              --                --            58,750                --                --
  Dividend payable............              --                --                --           141,965             3,864
  Accrued expenses............          39,625            87,889            37,890            15,915             8,765
                                --------------------------------------------------------------------------------------
    Total liabilities.........          60,625            87,889            96,640           157,880            12,629
                                --------------------------------------------------------------------------------------
NET ASSETS....................  $   29,784,579   $   185,873,697   $   191,570,545   $    17,570,033   $       608,922
                                --------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $   23,134,899   $   111,159,051   $   149,391,075   $    15,128,923   $       489,844
  Accumulated undistributed
    net investment
    income (deficit)..........        (246,814)       (3,670,456)         (796,611)              697               (15)
  Accumulated undistributed
    net realized gain (loss)
    from security
    transactions..............       1,118,760        13,491,708         6,594,953           180,492            37,931
  Accumulated undistributed
    net realized foreign
    exchange gain (loss)......              --                --                --                --                --
  Net unrealized foreign
    exchange gain (loss)......              --                --                --                --                --
  Net unrealized appreciation
    (depreciation) on
    investments...............       5,777,734        64,893,394        36,381,128         2,259,921            81,162
                                --------------------------------------------------------------------------------------
    Net assets................  $   29,784,579   $   185,873,697   $   191,570,545   $    17,570,033   $       608,922
                                --------------------------------------------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............       1,656,459        10,937,975        10,597,484         1,135,720            39,429
                                --------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...  $        17.98   $         16.99   $         18.08   $         15.47   $         15.44
                                --------------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund...........  $   23,098,865   $    84,155,438   $   137,823,364   $    11,399,700   $       473,632
                                --------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                             FULLY
                                                     EMERGING        INTERNATIONAL       WORLDWIDE       DISCRETIONARY
                                     VALUE           COUNTRIES          GROWTH            GROWTH         FIXED INCOME
                                ---------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $     2,340,448   $    23,707,985   $    37,292,174   $     2,378,775   $    4,478,026
  Receivable for shares of
    beneficial interest
    sold......................               --                                  --                --               --
  Due from adviser............            2,251             4,936             5,628             4,793            5,444
  Deferred organization
    costs.....................            2,964             6,491                --                --            1,709
  Prepaid expenses and other
    assets....................            1,677            26,364            22,164            14,298           16,274
                                ---------------------------------------------------------------------------------------
    Total assets..............        2,347,340        23,745,776        37,319,966         2,397,866        4,501,453
                                ---------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................               --                --                --                --               --
  Due to adviser..............               --                --                --                --               --
  Dividend payable............               --                --                --                --           83,458
  Accrued expenses............            7,347            21,670            17,112            14,292           24,862
                                ---------------------------------------------------------------------------------------
    Total liabilities.........            7,347            21,670            17,112            14,292          108,320
                                ---------------------------------------------------------------------------------------
NET ASSETS....................  $     2,339,993   $    23,724,106   $    37,302,854   $     2,383,574   $    4,393,133
                                ---------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $     2,108,216   $    21,989,128   $    33,915,103   $     1,472,475   $    4,590,024
  Accumulated undistributed
    net investment
    income (deficit)..........           19,192            20,760            20,122           (20,359)         (11,167)
  Accumulated undistributed
    net realized gain (loss)
    from security
    transactions..............           93,960          (236,695)          248,476           431,428         (151,878)
  Accumulated undistributed
    net realized foreign
    exchange gain (loss)......               --           (24,463)          (47,958)           (4,693)            (156)
  Net unrealized foreign
    exchange gain (loss)......               --               715            (2,205)             (404)          12,489
  Net unrealized appreciation
    (depreciation) on
    investments...............          118,625         1,974,661         3,169,316           505,127          (46,179)
                                ---------------------------------------------------------------------------------------
    Net assets................  $     2,339,993   $    23,724,106   $    37,302,854   $     2,383,574   $    4,393,133
                                ---------------------------------------------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............          167,848         1,502,028         2,355,491           144,362          349,195
                                ---------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...  $         13.94   $         15.79   $         15.84   $         16.51   $        12.58
                                ---------------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund...........  $     2,108,216   $    21,949,302   $    33,534,220   $     1,377,871   $    4,469,079
                                ---------------------------------------------------------------------------------------

                                    SHORT-
                                 INTERMEDIATE        STRATEGIC
                                 FIXED INCOME         INCOME        HIGH YIELD BOND

ASSETS
  Investments in Master Trust
    Fund, at value*...........  $    4,826,268    $     3,808,716   $     4,247,652
  Receivable for shares of
    beneficial interest
    sold......................              --             10,534                --
  Due from adviser............           5,436              1,412             1,405
  Deferred organization
    costs.....................           1,709                 --                --
  Prepaid expenses and other
    assets....................             113              1,032             1,031

    Total assets..............       4,833,526          3,821,694         4,250,088

LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................              --             10,534                --
  Due to adviser..............              --                 --                --
  Dividend payable............          75,899             26,293            29,942
  Accrued expenses............          26,156              2,755             2,767

    Total liabilities.........         102,055             39,582            32,709

NET ASSETS....................  $    4,731,471    $     3,782,112   $     4,217,379

COMPOSITION OF NET ASSETS
  Paid-in capital.............  $    4,779,660    $     3,621,741   $     4,032,768
  Accumulated undistributed
    net investment
    income (deficit)..........             140                (13)               76
  Accumulated undistributed
    net realized gain (loss)
    from security
    transactions..............         (32,239)            52,943            75,817
  Accumulated undistributed
    net realized foreign
    exchange gain (loss)......              --                 --                --
  Net unrealized foreign
    exchange gain (loss)......              --                 --                --
  Net unrealized appreciation
    (depreciation) on
    investments...............         (16,090)           107,441           108,718

    Net assets................  $    4,731,471    $     3,782,112   $     4,217,379

  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............         372,053            289,760           321,951

COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...  $        12.72    $         13.05   $         13.10

* Cost of investments in the
  Master Trust Fund...........  $    4,615,418    $     3,602,021   $     4,004,069


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS  OF OPERATIONS  FOR THE PERIOD  ENDED SEPTEMBER  30, 1996 (UNAUDITED)
------------------------------------------------------------------------

INSTITUTIONAL SERIES PORTFOLIOS

                                   MINI CAP                                                               BALANCED
                                    GROWTH       EMERGING GROWTH     CORE GROWTH     INCOME & GROWTH       GROWTH
                                --------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $     (162,513)  $      (684,388)  $      (267,690)  $       290,613   $         7,621
                                --------------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........          10,920            15,600            15,600            15,600             7,800
    Administration fees.......           2,586             2,499             6,615             2,413               369
    Audit & tax fees..........           3,821             2,370             3,472             3,982             4,083
    Insurance.................             207             3,364             2,081               256                 8
    Legal fees................           3,884            27,220            22,366             2,279                80
    Miscellaneous.............             217             1,523             1,250               127                 4
    Organization costs........             288             1,166             6,760             3,772                --
    Registration fees.........             806            16,182            11,508             1,227                41
    Shareholder reporting
      fees....................             567             1,219             1,274               784               156
    Transfer agent fees.......           5,483            10,437            10,537             8,624             8,781
    Trustees' fee.............             921             3,140             2,580               263                 9
                                --------------------------------------------------------------------------------------
      Total expenses..........          29,700            84,720            84,043            39,327            21,331
    Less: Reimbursement from
      advisor.................         (22,490)          (12,776)           20,264           (35,109)          (21,184)
                                --------------------------------------------------------------------------------------
      Net expenses............           7,210            71,944           104,307             4,218               147
                                --------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........        (169,723)         (756,332)         (371,997)          286,395             7,474
                                --------------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....       1,175,395        26,564,695         8,650,701           908,769            18,926
  Net realized foreign
    exchange gain (loss)......              --                --                --                --                --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............       2,622,260         1,805,254         9,215,072           266,777            34,924
                                --------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........       3,797,655        28,369,949        17,865,773         1,175,546            53,850
                                --------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $    3,627,932   $    27,613,617   $    17,493,776   $     1,461,941   $        61,324
                                --------------------------------------------------------------------------------------

-------------
 + Commenced operations on April 30, 1996.
++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                             FULLY
                                                     EMERGING        INTERNATIONAL       WORLDWIDE       DISCRETIONARY
                                    VALUE+           COUNTRIES          GROWTH            GROWTH         FIXED INCOME
                                ---------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $        19,647   $        15,792   $        9,587    $       (1,606)   $      141,324
                                ---------------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........            1,560            15,600            7,800            15,600            11,700
    Administration fees.......            1,678             6,591           12,950               400             2,496
    Audit & tax fees..........            1,813             4,112            4,185               154             3,685
    Insurance.................               20                28              270                37                10
    Legal fees................              244             2,486            4,525               349               604
    Miscellaneous.............               14               139              253                20                34
    Organization costs........              271               929              201                --               245
    Registration fees.........               --             1,280            2,716               180            11,930
    Shareholder reporting
      fees....................               --               601              482               517                86
    Transfer agent fees.......              546             1,595            8,669             8,269             4,326
    Trustees' fee.............              436               287              522                40               884
                                ---------------------------------------------------------------------------------------
      Total expenses..........            6,582            33,648           42,573            25,566            36,000
    Less: Reimbursement from
      advisor.................           (6,127)          (29,048)         (34,194)          (23,634)          (34,883)
                                ---------------------------------------------------------------------------------------
      Net expenses............              455             4,600            8,379             1,932             1,117
                                ---------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........           19,192            11,192            1,208            (3,538)          140,207
                                ---------------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....           93,960           (51,882)         542,421           292,876          (128,662)
  Net realized foreign
    exchange gain (loss)......               --           (14,373)         (60,268)           (3,264)           (1,012)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............          118,625         1,421,584          919,450           (70,085)           95,068
                                ---------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........          212,585         1,355,329        1,401,603           219,527           (34,606)
                                ---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $       231,777   $     1,366,521   $    1,402,811    $      215,989    $      105,601
                                ---------------------------------------------------------------------------------------

                                    SHORT-
                                 INTERMEDIATE        STRATEGIC        HIGH YIELD
                                 FIXED INCOME        INCOME++           BOND++

INVESTMENT INCOME:
  Net investment income
    (deficit) from Master
    Trust Fund................  $      146,015    $        46,311   $       59,048

  EXPENSES
    Accounting fees...........          11,700                 --               --
    Administration fees.......           2,496                853              854
    Audit & tax fees..........           3,684              1,219            1,219
    Insurance.................              18                 14               15
    Legal fees................             649                167              178
    Miscellaneous.............              36                  9                9
    Organization costs........             245                 --               --
    Registration fees.........          11,928                 --               --
    Shareholder reporting
      fees....................              84                 --               --
    Transfer agent fees.......           4,324                634              634
    Trustees' fee.............             884                293              293

      Total expenses..........          36,048              3,189            3,202
    Less: Reimbursement from
      advisor.................         (34,850)            (2,878)          (2,870)

      Net expenses............           1,198                311              332

        Net investment income
          (deficit)...........         144,817             46,000           58,716

NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....         (37,774)            52,943           75,817
  Net realized foreign
    exchange gain (loss)......              --                 --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............          14,348            107,441          108,718

      Net gain (loss) on
        investments...........         (23,426)           160,384          184,535

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...  $      121,391    $       206,384   $      243,251


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------

INSTITUTIONAL SERIES PORTFOLIOS

                                        MINI CAP GROWTH                     EMERGING GROWTH
                                --------------------------------   ---------------------------------
                                   FOR THE                             FOR THE
                                 PERIOD ENDED                       PERIOD ENDED
                                SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE
                                     1996         PERIOD ENDED          1996           YEAR ENDED
                                 (UNAUDITED)     MARCH 31, 1996+     (UNAUDITED)     MARCH 31, 1996
                                --------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $    (169,723)   $      (77,091)   $      (756,332)  $    (1,297,127)
  Net realized gain (loss)
    from security
    transactions..............      1,175,395           (56,635)        26,564,695        36,854,224
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................      2,622,260         3,155,474          1,805,254        33,557,773
                                --------------------------------------------------------------------
      Net increase in net
        assets resulting from
        operations............      3,627,932         3,021,748         27,613,617        69,114,870
                                --------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......             --                --                 --                --
  Capital gain*...............             --                --                 --       (11,944,149)
                                --------------------------------------------------------------------
      Total distributions.....             --                --                 --       (11,944,149)
                                --------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...      5,785,913        22,406,432         11,269,232        21,738,499
  Proceeds from shares issued
    for distribution
    reinvestment..............             --                --                 --        11,195,132
  Cost of shares
    repurchased...............     (4,866,343)         (192,103)       (77,086,179)      (72,722,930)
                                --------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................        919,570        22,214,329        (65,816,947)      (39,789,299)
                                --------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      4,547,502        25,236,077        (38,203,330)       17,381,422
NET ASSETS:
  BEGINNING OF PERIOD.........     25,237,077             1,000        224,077,027       206,695,605
                                --------------------------------------------------------------------
  END OF PERIOD...............  $  29,784,579    $   25,237,077    $   185,873,697   $   224,077,027
                                --------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........      1,592,133                80         14,834,897        17,845,788
  Shares sold.................        312,628         1,605,094            690,072         1,606,361
  Shares issued for
    distributions
    reinvested................             --                --                 --           823,777
  Shares repurchased..........       (248,302)          (13,041)        (4,586,994)       (5,441,029)
                                --------------------------------------------------------------------
      Ending balance..........      1,656,459         1,592,133         10,937,975        14,834,897
                                --------------------------------------------------------------------

-------------
   + Commenced operations on July 12, 1995.
  ++ Commenced operations on April 30, 1996.
   * See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           CORE GROWTH                       INCOME & GROWTH            BALANCED GROWTH
                                ---------------------------------   ---------------------------------   ---------------
                                    FOR THE                             FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1996           YEAR ENDED           1996           YEAR ENDED           1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $      (371,997)  $      (333,533)  $      286,395    $       529,941   $        7,474
  Net realized gain (loss)
    from security
    transactions..............        8,650,701        13,876,018          908,769          1,265,964           18,926
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................        9,215,072        17,420,211          266,777          1,584,928           34,924
                                ---------------------------------------------------------------------------------------
      Net increase in net
        assets resulting from
        operations............       17,493,776        30,962,696        1,461,941          3,380,833           61,324
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......               --                --         (288,660)          (528,014)          (7,513)
  Capital gain*...............               --        (4,998,748)              --                 --               --
                                ---------------------------------------------------------------------------------------
      Total distributions.....               --        (4,998,748)        (288,660)          (528,014)          (7,513)
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...       32,456,915        59,521,255        1,337,989          4,259,507          179,036
  Proceeds from shares issued
    for distribution
    reinvestment..............               --         4,613,020          143,648            515,752            3,648
  Cost of shares
    repurchased...............       (8,349,517)      (12,954,623)      (2,324,248)        (2,894,918)        (252,923)
                                ---------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       24,107,398        51,179,652         (842,611)         1,880,341          (70,239)
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       41,601,174        77,143,600          330,670          4,733,160          (16,428)
NET ASSETS:
  BEGINNING OF PERIOD.........      149,969,371        72,825,771       17,239,363         12,506,203          625,350
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $   191,570,545   $   149,969,371   $   17,570,033    $    17,239,363   $      608,922
                                ---------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........        9,221,300         5,768,800        1,193,034          1,054,784           44,039
  Shares sold.................        1,854,858         3,993,369           91,073            315,794           12,492
  Shares issued for
    distributions
    reinvested................               --           312,747            9,686             38,265              244
  Shares repurchased..........         (478,674)         (853,616)        (158,073)          (215,809)         (17,346)
                                ---------------------------------------------------------------------------------------
      Ending balance..........       10,597,484         9,221,300        1,135,720          1,193,034           39,429
                                ---------------------------------------------------------------------------------------

                                                       VALUE
                                                  ---------------
                                                      FOR THE
                                                   PERIOD ENDED
                                    FOR THE        SEPTEMBER 30,
                                  YEAR ENDED           1996
                                MARCH 31, 1996     (UNAUDITED)++

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $       11,761    $       19,192
  Net realized gain (loss)
    from security
    transactions..............          38,873            93,960
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................          22,385           118,625

      Net increase in net
        assets resulting from
        operations............          73,019           231,777

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......         (11,756)               --
  Capital gain*...............              --                --

      Total distributions.....         (11,756)               --

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...         330,767         2,180,940
  Proceeds from shares issued
    for distribution
    reinvestment..............          11,755                --
  Cost of shares
    repurchased...............         (62,021)          (73,724)

    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................         280,501         2,107,216

      Total increase
        (decrease) in net
        assets................         341,764         2,338,993
NET ASSETS:
  BEGINNING OF PERIOD.........         283,586             1,000

  END OF PERIOD...............  $      625,350    $    2,339,993

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          23,604                80
  Shares sold.................          24,001           173,603
  Shares issued for
    distributions
    reinvested................             857                --
  Shares repurchased..........          (4,423)           (5,835)

      Ending balance..........          44,039           167,848


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------

INSTITUTIONAL SERIES PORTFOLIOS

                                       EMERGING COUNTRIES                INTERNATIONAL GROWTH
                                --------------------------------   ---------------------------------
                                   FOR THE                             FOR THE
                                 PERIOD ENDED                       PERIOD ENDED
                                SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE
                                     1996          YEAR ENDED           1996           YEAR ENDED
                                 (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996
                                --------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $      11,192    $        10,548   $        1,208    $        58,952
  Net realized gain (loss)
    from security
    transactions..............        (51,882)            (9,283)         542,421             79,202
  Net realized foreign
    exchange gain (loss)......        (14,373)           (10,388)         (60,268)           188,185
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................      1,421,584            850,582          919,450          2,302,322
                                --------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............      1,366,521            841,459        1,402,811          2,628,661
                                --------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......             --            (14,493)              --           (142,279)
  Capital gain*...............             --                 --               --                 --
                                --------------------------------------------------------------------
      Total distributions.....             --            (14,493)              --           (142,279)
                                --------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...     15,728,528          4,084,306       16,385,608          3,161,273
  Proceeds from shares issued
    for distribution
    reinvestment..............             --             14,314               --            133,555
  Cost of shares
    repurchased...............       (248,443)           (68,701)        (730,759)        (2,459,577)
                                --------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................     15,480,085          4,029,919       15,654,849            835,251
                                --------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     16,846,606          4,856,885       17,057,660          3,321,633
NET ASSETS:
  BEGINNING OF PERIOD.........      6,877,500          2,020,615       20,245,194         16,923,561
                                --------------------------------------------------------------------
  END OF PERIOD...............  $  23,724,106    $     6,877,500   $   37,302,854    $    20,245,194
                                --------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........        490,586            185,138        1,345,544          1,292,929
  Shares sold.................      1,027,326            309,531        1,056,617            218,835
  Shares issued for
    distributions
    reinvested................             --              1,158               --              9,657
  Shares repurchased..........        (15,884)            (5,241)         (46,670)          (175,877)
                                --------------------------------------------------------------------
      Ending balance..........      1,502,028            490,586        2,355,491          1,345,544
                                --------------------------------------------------------------------

-------------
   + Commenced operations on August 31, 1995.
  ++ Commenced operations on July 31, 1996.
   * See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                        SHORT-INTERMEDIATE
                                        WORLDWIDE GROWTH            FULLY DISCRETIONARY FIXED INCOME     FIXED INCOME
                                ---------------------------------   ---------------------------------   ---------------
                                    FOR THE                             FOR THE                             FOR THE
                                 PERIOD ENDED                        PERIOD ENDED                        PERIOD ENDED
                                 SEPTEMBER 30,        FOR THE        SEPTEMBER 30,        FOR THE        SEPTEMBER 30,
                                     1996           YEAR ENDED           1996          PERIOD ENDED          1996
                                  (UNAUDITED)     MARCH 31, 1996      (UNAUDITED)     MARCH 31, 1996+     (UNAUDITED)
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $       (3,538)   $         7,801   $      140,207    $       54,694    $      144,817
  Net realized gain (loss)
    from security
    transactions..............         292,876            368,239         (128,662)          (22,139)          (37,774)
  Net realized foreign
    exchange gain (loss)......          (3,264)            35,476           (1,012)               --                --
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................         (70,085)           348,485           95,068          (128,758)           14,348
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............         215,989            760,001          105,601           (96,203)          121,391
                                ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......              --            (54,929)        (153,490)          (52,578)         (144,491)
  Capital gain*...............              --                 --               --              (221)               --
                                ---------------------------------------------------------------------------------------
      Total distributions.....              --            (54,929)        (153,490)          (52,799)         (144,491)
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...         358,039          2,895,533          142,564         4,516,992           521,506
  Proceeds from shares issued
    for distribution
    reinvestment..............              --             54,179           70,031            52,796            68,591
  Cost of shares
    repurchased...............      (1,803,594)        (4,128,312)        (184,959)           (8,400)         (561,117)
                                ---------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      (1,445,555)        (1,178,600)          27,636         4,561,388            28,980
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      (1,229,566)          (473,528)         (20,253)        4,412,386             5,880
NET ASSETS:
  BEGINNING OF PERIOD.........       3,613,140          4,086,668        4,413,386             1,000         4,725,591
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $    2,383,574    $     3,613,140   $    4,393,133    $    4,413,386    $    4,731,471
                                ---------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         234,347            312,949          346,945                80           369,411
  Shares sold.................          21,700            196,095           11,232           343,351            40,948
  Shares issued for
    distributions
    reinvested................              --              3,799            5,567             4,145             5,397
  Shares repurchased..........        (111,685)          (278,496)         (14,549)             (631)          (43,703)
                                ---------------------------------------------------------------------------------------
      Ending balance..........         144,362            234,347          349,195           346,945           372,053
                                ---------------------------------------------------------------------------------------

                                                     STRATEGIC
                                                      INCOME        HIGH YIELD BOND
                                                  ---------------   ---------------
                                                      FOR THE           FOR THE
                                                   PERIOD ENDED      PERIOD ENDED
                                    FOR THE        SEPTEMBER 30,     SEPTEMBER 30,
                                 PERIOD ENDED          1996              1996
                                MARCH 31, 1996+    (UNAUDITED)++     (UNAUDITED)++

INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $      112,189    $       46,000    $       58,716
  Net realized gain (loss)
    from security
    transactions..............           5,535            52,943            75,817
  Net realized foreign
    exchange gain (loss)......              --                --                --
  Change in net unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency..................         (30,438)          107,441           108,718

      Net increase (decrease)
        in net assets
        resulting from
        operations............          87,286           206,384           243,251

DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......        (112,375)          (46,013)          (58,640)
  Capital gain*...............              --                --                --

      Total distributions.....        (112,375)          (46,013)          (58,640)

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...       4,664,407         3,746,530         4,067,822
  Proceeds from shares issued
    for distribution
    reinvestment..............         112,373             1,129             2,317
  Cost of shares
    repurchased...............         (27,100)         (126,918)          (38,371)

    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       4,749,680         3,620,741         4,031,768

      Total increase
        (decrease) in net
        assets................       4,724,591         3,781,112         4,216,379
NET ASSETS:
  BEGINNING OF PERIOD.........           1,000             1,000             1,000

  END OF PERIOD...............  $    4,725,591    $    3,782,112    $    4,217,379

CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........              80                80                80
  Shares sold.................         362,652           299,614           324,704
  Shares issued for
    distributions
    reinvested................           8,769                88               182
  Shares repurchased..........          (2,090)          (10,022)           (3,015)

      Ending balance..........         369,411           289,760           321,951


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
-------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 46 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset based sales charge, Institutional, with no load, and Qualified, with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering fifteen investment vehicles (the "Funds"). For a description of the investment objectives of each Fund, see Note A to the accompanying Funds' financial statements.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

INVESTMENT INCOME

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from the security transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and will be amortized over a period of 60 months from the date the Portfolios commenced operations.

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolios' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolios' expenses to the following annual levels through March 31, 1997. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

Mini Cap Growth Institutional
 Portfolio.............................      1.56%
Emerging Growth Institutional
 Portfolio.............................      1.17%
Core Growth Institutional Portfolio....      1.00%
Income & Growth Institutional
 Portfolio.............................      1.00%
Balanced Growth Institutional
 Portfolio.............................      1.00%
Value Institutional Portfolio..........      1.00%
Emerging Countries Institutional
 Portfolio.............................      1.65%
International Growth Institutional
 Portfolio.............................      1.40%
Worldwide Growth Institutional
 Portfolio.............................      1.35%
Fully Discretionary Institutional Fixed
 Income Portfolio......................      0.45%
Short-Intermediate Institutional Fixed
 Income Portfolio......................      0.35%
Strategic Income Institutional
 Portfolio.............................      0.75%
High Yield Bond Institutional
 Portfolio.............................      0.75%

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Portfolios, during the periods from inception (respectively) to September 30, 1996, are as follows:

Mini Cap Growth Institutional
 Portfolio..........................    $52,836
Emerging Growth Institutional
 Portfolio..........................    205,047
Core Growth Institutional
 Portfolio..........................    231,149
Income & Growth Institutional
 Portfolio..........................    251,418
Balanced Growth Institutional
 Portfolio..........................    128,498
Value Institutional Portfolio.......      6,127
Emerging Countries Institutional
 Portfolio..........................    104,521
International Growth Institutional
 Portfolio..........................    185,212
Worldwide Growth Institutional
 Portfolio..........................    147,436
Fully Discretionary Institutional
 Fixed Income Portfolio.............     66,847
Short-Intermediate Institutional
 Fixed Income Portfolio.............     69,253
Strategic Income Institutional
 Portfolio..........................      2,878
High Yield Bond Institutional
 Portfolio..........................      2,870

  Nicholas-Applegate advanced certain organization costs discussed in Note 1. As of September 30, 1996, the following Portfolio's have amounts due to Nicholas-Applegate for organizational costs advanced:

Mini Cap Growth Institutional
 Portfolio.............................      2,670
Value Institutional Portfolio..........      3,235
Fully Discretionary Institutional Fixed
 Income Portfolio......................      2,240
Short-Intermediate Institutional Fixed
 Income Portfolio......................      2,240

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

RELATED PARTIES

  Certain officers of the Trust and the Master Trust are also officers of the Investment Advisor and the Distributor.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the period ended September 30, 1996 were as follows:

                                    ADDITIONS  REDUCTIONS
                                     (000S)      (000S)
                                    ---------  ----------
Mini Cap Growth Institutional
 Portfolio........................  $   5,810   $   4,924
Emerging Growth Institutional
 Portfolio........................     11,280      77,237
Core Growth Institutional
 Portfolio........................     32,487       8,452
Income & Growth Institutional
 Portfolio........................      1,384       2,370
Balanced Growth Institutional
 Portfolio........................        200         274
Value Institutional Portfolio.....      2,207          74
Emerging Countries Institutional
 Portfolio........................     15,753         296
International Growth Institutional
 Portfolio........................     16,426         792
Worldwide Growth Institutional
 Portfolio........................        385       1,836
Fully Discretionary Institutional
 Fixed Income Portfolio...........        143         185
Short-Intermediate Institutional
 Fixed Income Portfolio...........        567         598
Strategic Income Institutional
 Portfolio........................      3,748         146
High Yield Bond Institutional
 Portfolio........................      4,069          65

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

SEPTEMBER 30, 1996 (UNAUDITED)

                                  MINI CAP      EMERGING         CORE         INCOME &       BALANCED
                                   GROWTH        GROWTH         GROWTH         GROWTH         GROWTH
                                    FUND          FUND           FUND           FUND           FUND
                                -----------------------------------------------------------------------
ASSETS
  Investments, at value*......  $ 30,490,477  $ 610,921,587  $ 501,507,845  $ 120,339,331  $ 27,092,084
  Foreign currencies, at
    value**...................            --             --             --             --            --
  Cash........................           476             --          4,046            900           651
  Receivable for investment
    securities sold...........       461,275      4,455,633      4,402,001      1,701,034     1,110,525
  Receivable for interests
    sold......................        21,000      1,367,624        566,885        323,581        26,500
  Dividends receivable........         5,285         79,563         56,430        215,769         3,759
  Interest receivable.........            --            262             --        621,033       204,673
  Due from adviser............            --             --             --             --            --
  Deferred organization
    costs.....................            --         18,693         24,091         11,947         8,522
  Other assets................            91          3,879         25,137            532            61
                                -----------------------------------------------------------------------
      Total assets............    30,978,604    616,847,241    506,586,435    123,214,127    28,446,775
                                -----------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......       857,304             --             --             --            --
  Payable for interests
    repurchased...............            --      7,426,621      7,012,750      2,792,669     1,126,250
  Due to adviser..............            --        743,930        534,968         48,882       139,356
  Accrued expenses............        38,339        572,559        396,561        104,065        21,486
  Cash overdraft..............            --        161,620             --             --            --
                                -----------------------------------------------------------------------
      Total liabilities.......       895,643      8,904,730      7,944,279      2,945,616     1,287,092
                                -----------------------------------------------------------------------
NET ASSETS....................  $ 30,082,961  $ 607,942,511  $ 498,642,156  $ 120,268,511  $ 27,159,683
                                -----------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $ 23,368,865  $ 355,184,425  $ 343,504,966  $  81,533,055  $ 19,872,942
  Accumulated net investment
    income (deficit)..........      (236,541)    (8,203,977)    (1,423,696)    13,587,460     1,740,133
  Accumulated net realized
    gain (loss)...............     1,110,856     87,904,363     47,256,935      9,362,281     1,742,511
  Accumulated net realized
    foreign exchange gain
    (loss)....................            --             --             --             --            --
  Net unrealized foreign
    exchange gain (loss)......            --             --             --             --            --
  Net unrealized appreciation
    (depreciation) on
    investments...............     5,839,781    173,057,700    109,303,951     15,785,715     3,804,097
                                -----------------------------------------------------------------------
      Net assets..............  $ 30,082,961  $ 607,942,511  $ 498,642,156  $ 120,268,511  $ 27,159,683
                                -----------------------------------------------------------------------
 *Investments, at cost          $ 24,650,696  $ 437,863,887  $ 392,203,894  $ 104,553,616  $ 23,287,987
                                -----------------------------------------------------------------------
**Foreign currencies, at cost             --             --             --             --            --
                                -----------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                           FULLY         SHORT-
                                               EMERGING    INTERNATIONAL   WORLDWIDE    DISCRETIONARY INTERMEDIATE   STRATEGIC
                                   VALUE      COUNTRIES       GROWTH        GROWTH      FIXED INCOME  FIXED INCOME    INCOME
                                   FUND          FUND          FUND          FUND           FUND          FUND         FUND
                                -----------------------------------------------------------------------------------------------
ASSETS
  Investments, at value*......  $ 2,362,775  $ 62,453,184  $ 45,289,261  $ 100,021,160   $4,674,841    $4,826,470   $ 3,825,069
  Foreign currencies, at
    value**...................           --       346,142     1,429,378      2,666,936           --            --            --
  Cash........................        2,558           666            --            530        3,119         1,577           253
  Receivable for investment
    securities sold...........           --       935,576        41,818      1,969,837      275,298            --            --
  Receivable for interests
    sold......................           --       507,199     1,431,833        122,036       12,860            --        10,534
  Dividends receivable........        6,292        46,169       110,535        201,917           --            --        12,552
  Interest receivable.........           --            --            --             --       65,185        35,896        40,434
  Due from adviser............        1,351            --            --             --        6,965         7,861            --
  Deferred organization
    costs.....................           --            --           679          9,703        1,709         1,709            --
  Other assets................           --         2,800         1,032            351        5,334        18,535            --
                                -----------------------------------------------------------------------------------------------
      Total assets............    2,372,976    64,291,736    48,304,536    104,992,470    5,045,311     4,892,048     3,888,842
                                -----------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......           --     2,764,775     3,039,586      3,978,944      499,319            --        50,000
  Payable for interests
    repurchased...............           --         9,137            --        135,963           --            --            --
  Due to adviser..............           --            --            --             --           --            --            --
  Accrued expenses............        4,639        90,199        37,547        119,116       15,452        13,346         3,709
  Cash overdraft..............           --            --       140,824             --           --            --            --
                                -----------------------------------------------------------------------------------------------
      Total liabilities.......        4,639     2,864,111     3,217,957      4,234,023      514,771        13,346        53,709
                                -----------------------------------------------------------------------------------------------
NET ASSETS....................  $ 2,368,337  $ 61,427,625  $ 45,086,579  $ 100,758,447   $4,530,540    $4,878,702   $ 3,835,133
                                -----------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $ 2,133,216  $ 56,430,674  $ 40,848,416  $  69,608,120   $4,517,079    $4,665,418   $ 3,627,021
  Accumulated net investment
    income (deficit)..........       19,886        84,234       119,725        488,560      198,617       261,241        46,628
  Accumulated net realized
    gain (loss)...............       95,192      (134,561)      349,175     14,898,238     (151,156)      (31,815)       53,302
  Accumulated net realized
    foreign exchange gain
    (loss)....................           --       (57,873)       95,152        757,906         (146)           --            --
  Net unrealized foreign
    exchange gain (loss)......           --         1,842        (2,254)        (6,857)      12,636            --            --
  Net unrealized appreciation
    (depreciation) on
    investments...............      120,043     5,103,309     3,676,365     15,012,480      (46,490)      (16,142)      108,182
                                -----------------------------------------------------------------------------------------------
      Net assets..............  $ 2,368,337  $ 61,427,625  $ 45,086,579  $ 100,758,447   $4,530,540    $4,878,702   $ 3,835,133
                                -----------------------------------------------------------------------------------------------
 *Investments, at cost          $ 2,242,732  $ 57,349,875  $ 41,612,896  $  85,008,680   $4,721,331    $4,842,612   $ 3,716,887
                                -----------------------------------------------------------------------------------------------
**Foreign currencies, at cost            --  $    345,999  $  1,439,151  $   2,691,094           --            --            --
                                -----------------------------------------------------------------------------------------------


                                HIGH YIELD
                                   BOND
                                   FUND

ASSETS
  Investments, at value*......  $ 4,308,906
  Foreign currencies, at
    value**...................           --
  Cash........................          515
  Receivable for investment
    securities sold...........           --
  Receivable for interests
    sold......................           --
  Dividends receivable........           --
  Interest receivable.........       68,423
  Due from adviser............           --
  Deferred organization
    costs.....................           --
  Other assets................           --

      Total assets............    4,377,844

LIABILITIES
  Payable for investment
    securities purchased......      100,000
  Payable for interests
    repurchased...............           --
  Due to adviser..............           --
  Accrued expenses............        3,624
  Cash overdraft..............           --

      Total liabilities.......      103,624

NET ASSETS....................  $ 4,274,220

COMPOSITION OF NET ASSETS
  Paid-in capital.............  $ 4,029,069
  Accumulated net investment
    income (deficit)..........       59,425
  Accumulated net realized
    gain (loss)...............       76,322
  Accumulated net realized
    foreign exchange gain
    (loss)....................           --
  Net unrealized foreign
    exchange gain (loss)......           --
  Net unrealized appreciation
    (depreciation) on
    investments...............      109,404

      Net assets..............  $ 4,274,220

 *Investments, at cost          $ 4,199,502

**Foreign currencies, at cost            --


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

FOR THE PERIOD ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                 MINI CAP      EMERGING        CORE       INCOME &     BALANCED
                                  GROWTH        GROWTH        GROWTH       GROWTH       GROWTH
                                   FUND          FUND          FUND         FUND         FUND
                                -----------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $    21,214  $    465,839  $    535,873  $   749,168  $    30,032
  Interest....................       34,108       847,900       719,415    1,736,898      422,677
                                -----------------------------------------------------------------
    Total income..............       55,322     1,313,739     1,255,288    2,486,066      452,709
                                -----------------------------------------------------------------
EXPENSES:
  Advisory fee................      180,936     3,017,321     1,712,555      423,507       96,012
  Accounting fee..............       35,625        92,788        80,662       39,399       37,500
  Administration fee..........        4,452        17,500        70,223       17,372        3,937
  Audit & tax fees............        3,639        75,900        57,549       14,237        3,228
  Custodian fee...............       21,462        67,232        38,123       11,582       11,681
  Insurance...................          175         7,775         2,861          668           91
  Legal fee...................          163         3,402         2,579          638          145
  Miscellaneous...............        1,235        25,752        19,904        4,830        1,095
  Organization costs..........           --         4,269         7,792        3,865        2,758
  Trustees' fee...............        4,319         3,564         3,564        3,564        3,564
                                -----------------------------------------------------------------
    Total expense.............      252,006     3,315,503     1,995,812      519,662      160,011
  Less: Reimbursement to
    (from) adviser............      (33,435)           --            --       16,780      (38,396)
                                -----------------------------------------------------------------
      Net expenses............      218,571     3,315,503     1,995,812      536,442      121,615
                                -----------------------------------------------------------------
        Net investment income
          (deficit)...........     (163,249)   (2,001,764)     (740,524)   1,949,624      331,094
                                -----------------------------------------------------------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............    1,166,750    63,561,561    28,329,596    6,413,257    1,032,726
  Net realized foreign
    exchange gain (loss)......           --            --            --           --           --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................    2,679,530    12,427,523    20,550,277    1,520,523    1,059,501
                                -----------------------------------------------------------------
      Net gain (loss) on
        investments...........    3,846,280    75,989,084    48,879,873    7,933,780    2,092,227
                                -----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS...................  $ 3,683,031  $ 73,987,320  $ 48,139,349  $ 9,883,404  $ 2,423,321
                                -----------------------------------------------------------------

-------------
 +Commenced operations on April 30, 1996.
++Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                     FULLY         SHORT-
                                            EMERGING    INTERNATIONAL  WORLDWIDE  DISCRETIONARY INTERMEDIATE  STRATEGIC  HIGH YIELD
                                  VALUE     COUNTRIES     GROWTH       GROWTH     FIXED INCOME  FIXED INCOME   INCOME       BOND
                                  FUND+       FUND         FUND         FUND          FUND          FUND       FUND++      FUND++
                                ----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $  26,384  $   323,642   $ 244,293   $   507,538   $  151,459    $  154,377   $  45,089   $  64,091
  Interest....................      2,258       59,829      30,185        42,376           --            --       5,922          --
                                ----------------------------------------------------------------------------------------------------
    Total income..............     28,642      383,471     274,478       549,914      151,459       154,377      51,011      64,091
                                ----------------------------------------------------------------------------------------------------
EXPENSES:
  Advisory fee................      6,867      271,596     196,401       505,580       10,125         7,260       3,757       3,999
  Accounting fee..............      3,750       45,266      37,500        37,733       31,250        31,250          --          --
  Administration fee..........        282        6,654       6,031        15,562          693           745         189         201
  Audit & tax fees............        231        5,481       4,954        12,757          568           612         157         167
  Custodian fee...............      1,964       12,202      17,797        60,163        6,168         5,918       1,210         760
  Insurance...................         --          132         168           735            9            91          --          --
  Legal fee...................         10          246         222           572           26            27           7           7
  Miscellaneous...............         78        1,859       1,681         4,328          193           208          53          57
  Organization costs..........         --           --         150         3,156          245           245          --          --
  Trustees' fee...............      2,070        3,564       3,564         3,564        4,147         4,147       1,388       1,388
                                ----------------------------------------------------------------------------------------------------
    Total expense.............     15,252      347,000     268,468       644,150       53,424        50,503       6,761       6,579
  Less: Reimbursement to
    (from) adviser............     (6,496)         642      (3,327)      (37,454)     (44,424)      (43,243)     (2,378)     (1,913)
                                ----------------------------------------------------------------------------------------------------
      Net expenses............      8,756      347,642     265,141       606,696        9,000         7,260       4,383       4,666
                                ----------------------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........     19,886       35,829       9,337       (56,782)     142,459       147,117      46,628      59,425
                                ----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............     95,192      121,909     538,673     7,403,797     (129,328)      (37,941)     53,302      76,322
  Net realized foreign
    exchange gain (loss)......         --      (33,016)    (70,052)     (149,957)      (1,008)           --          --          --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currencies................    120,043    3,726,624   1,140,702      (124,779)      95,729        14,466     108,182     109,404
                                ----------------------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........    215,235    3,815,517   1,609,323     7,129,061      (34,607)      (23,475)    161,484     185,726
                                ----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $ 235,121  $ 3,851,346   $1,618,660  $ 7,072,279   $  107,852    $  123,642   $ 208,112   $ 245,151
                                ----------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                   MINI CAP GROWTH FUND          EMERGING GROWTH FUND
                                ---------------------------  ----------------------------
                                   FOR THE                      FOR THE
                                PERIOD ENDED     FOR THE     PERIOD ENDED      FOR THE
                                SEPTEMBER 30,  PERIOD ENDED  SEPTEMBER 30,   YEAR ENDED
                                    1996        MARCH 31,        1996         MARCH 31,
                                 (UNAUDITED)      1996+       (UNAUDITED)       1996
                                ---------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS OPERATIONS
  Net investment income
    (deficit).................   $  (163,249)   $  (73,292)  $  (2,001,764) $  (2,945,373)
  Net realized gain (loss)
    from security
    transactions..............     1,166,750       (55,894)     63,561,561     78,797,996
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     2,679,530     3,160,251      12,427,523     91,635,716
                                ---------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............     3,683,031     3,031,065      73,987,320    167,488,339
                                ---------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     6,060,120    22,441,390     151,775,458    107,044,506
  Withdrawals by partners.....    (4,924,159 )    (208,486 )  (201,906,649)  (161,495,614)
                                ---------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     1,135,961    22,232,904     (50,131,191)   (54,451,108)
                                ---------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     4,818,992    25,263,969      23,856,129    113,037,231
NET ASSETS
  BEGINNING OF PERIOD.........    25,263,969            --     584,086,382    471,049,151
                                ---------------------------------------------------------
  END OF PERIOD...............  $ 30,082,961   $25,263,969   $ 607,942,511  $ 584,086,382
                                ---------------------------------------------------------

-------------
   + Commenced operations on July 12, 1995.
  ++ Commenced operations on April 30, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      CORE GROWTH FUND            INCOME & GROWTH FUND         BALANCED GROWTH FUND
                                      CORE GROWTH FUND            INCOME & GROWTH FUND         BALANCED GROWTH FUND
                                ----------------------------  ----------------------------  ---------------------------
                                ----------------------------  ----------------------------  ---------------------------
                                   FOR THE                       FOR THE                       FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED      FOR THE     PERIOD ENDED     FOR THE
                                SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,   YEAR ENDED
                                    1996         MARCH 31,        1996         MARCH 31,        1996        MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)       1996        (UNAUDITED)       1996
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    (740,524) $    (752,357) $   1,949,624  $   4,142,172   $   331,094   $    638,909
  Net realized gain (loss)
    from security
    transactions..............     28,329,596     50,587,998      6,413,257     10,319,301     1,032,726      2,837,068
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     20,550,277     52,583,826      1,520,523     10,732,341     1,059,501        742,010
                                ---------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............     48,139,349    102,419,467      9,883,404     25,193,814     2,423,321      4,217,987
                                ---------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     72,503,285    113,757,799     14,602,221     15,608,507     4,474,202      4,914,004
  Withdrawals by partners.....    (42,543,081)   (79,489,585)   (15,975,050)   (35,130,807)   (3,582,391 )   (7,102,941)
                                ---------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     29,960,204     34,268,214     (1,372,829)   (19,522,300)      891,811     (2,188,937)
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     78,099,553    136,687,681      8,510,575      5,671,514     3,315,132      2,029,050
NET ASSETS
  BEGINNING OF PERIOD.........    420,542,603    283,854,922    111,757,936    106,086,422    23,844,551     21,815,501
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $ 498,642,156  $ 420,542,603  $ 120,268,511  $ 111,757,936  $ 27,159,683   $ 23,844,551
                                ---------------------------------------------------------------------------------------

                                 VALUE FUND
                                 VALUE FUND
                                -------------
                                -------------
                                   FOR THE
                                PERIOD ENDED
                                SEPTEMBER 30,
                                    1996
                                (UNAUDITED)++

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................   $    19,886
  Net realized gain (loss)
    from security
    transactions..............        95,192
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............       120,043

    Net increase (decrease) in
      net assets from
      operations..............       235,121

TRANSACTIONS IN INTERESTS
  Contributions by partners...     2,206,940
  Withdrawals by partners.....       (73,724 )

    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     2,133,216

      Total increase
        (decrease) in net
        assets................     2,368,337
NET ASSETS
  BEGINNING OF PERIOD.........            --

  END OF PERIOD...............  $  2,368,337


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                  EMERGING COUNTRIES FUND     INTERNATIONAL GROWTH FUND
                                ---------------------------  ---------------------------
                                   FOR THE                      FOR THE
                                PERIOD ENDED     FOR THE     PERIOD ENDED     FOR THE
                                SEPTEMBER 30,   YEAR ENDED   SEPTEMBER 30,   YEAR ENDED
                                    1996        MARCH 31,        1996        MARCH 31,
                                 (UNAUDITED)       1996       (UNAUDITED)       1996
                                --------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS OPERATIONS
  Net investment income
    (deficit).................   $    35,829   $     26,122   $   (56,782)  $     73,015
  Net realized gain (loss)
    from security transactions
    and foreign exchange......        88,893        (61,164)    7,253,840        259,455
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................     3,726,624      1,751,439      (124,779)     2,584,830
                                --------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............     3,851,346      1,716,397     7,072,279      2,917,300
                                --------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...    39,571,901     16,175,253     6,500,703      6,044,445
  Withdrawals by partners.....    (1,894,608 )   (1,272,742)  (13,157,561 )   (2,768,514)
                                --------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............    37,677,293     14,902,511    (6,656,858 )    3,275,931
                                --------------------------------------------------------
      Total increase
        (decrease) in net
        assets................    41,528,639     16,618,908       415,421      6,193,231
NET ASSETS
  BEGINNING OF PERIOD.........    19,898,986      3,280,078    23,805,628     17,612,397
                                --------------------------------------------------------
  END OF PERIOD...............  $ 61,427,625   $ 19,898,986  $ 45,086,579   $ 23,805,628
                                --------------------------------------------------------

-------------
 + Commenced operations on August 31, 1995.
++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                  FULLY DISCRETIONARY          SHORT-INTERMEDIATE
                                   WORLDWIDE GROWTH FUND          FULLY DISCRETIONARY          SHORT-INTERMEDIATE
                                                                   FIXED INCOME FUND            FIXED INCOME FUND
                                   WORLDWIDE GROWTH FUND           FIXED INCOME FUND            FIXED INCOME FUND
                                ----------------------------  ---------------------------  ---------------------------
                                ----------------------------  ---------------------------  ---------------------------
                                   FOR THE                       FOR THE                      FOR THE
                                PERIOD ENDED      FOR THE     PERIOD ENDED     FOR THE     PERIOD ENDED     FOR THE
                                SEPTEMBER 30,   YEAR ENDED    SEPTEMBER 30,  PERIOD ENDED  SEPTEMBER 30,  PERIOD ENDED
                                    1996         MARCH 31,        1996        MARCH 31,        1996        MARCH 31,
                                 (UNAUDITED)       1996        (UNAUDITED)      1996+       (UNAUDITED)      1996+
                                --------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     (56,782) $     299,362   $   142,459    $   56,158    $   147,117    $  114,124
  Net realized gain (loss)
    from security transactions
    and foreign exchange......      7,253,840      9,015,557      (130,336)      (20,966)       (37,941)        6,126
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................       (124,779)     9,091,917        95,729      (129,583)        14,466       (30,608)
                                --------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      operations..............      7,072,279     18,406,836       107,852       (94,391 )      123,642        89,642
                                --------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      6,500,703     17,650,729       167,563     4,542,991        592,048     4,708,688
  Withdrawals by partners.....    (13,157,561)   (33,276,911)     (184,960 )      (8,515 )     (598,211 )     (37,107)
                                --------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     (6,656,858)   (15,626,182)      (17,397 )   4,534,476         (6,163 )   4,671,581
                                --------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................        415,421      2,780,654        90,455     4,440,085        117,479     4,761,223
NET ASSETS
  BEGINNING OF PERIOD.........    100,343,026     97,562,372     4,440,085            --      4,761,223            --
                                --------------------------------------------------------------------------------------
  END OF PERIOD...............  $ 100,758,447  $ 100,343,026  $  4,530,540   $ 4,440,085   $  4,878,702   $ 4,761,223
                                --------------------------------------------------------------------------------------

                                  STRATEGIC
                                  STRATEGIC
                                 INCOME FUND
                                 INCOME FUND    HIGH YIELD
                                -------------    BOND FUND
                                -------------  -------------
                                   FOR THE        FOR THE
                                PERIOD ENDED   PERIOD ENDED
                                SEPTEMBER 30,  SEPTEMBER 30,
                                    1996           1996
                                (UNAUDITED)++  (UNAUDITED)++

INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................   $    46,628    $    59,425
  Net realized gain (loss)
    from security transactions
    and foreign exchange......        53,302         76,322
  Change in net unrealized
    appreciation
    (depreciation) of
    investments and foreign
    currency..................       108,182        109,404

    Net increase (decrease) in
      net assets from
      operations..............       208,112        245,151

TRANSACTIONS IN INTERESTS
  Contributions by partners...     3,772,529      4,093,822
  Withdrawals by partners.....      (145,508 )      (64,753 )

    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     3,627,021      4,029,069

      Total increase
        (decrease) in net
        assets................     3,835,133      4,274,220
NET ASSETS
  BEGINNING OF PERIOD.........            --             --

  END OF PERIOD...............  $  3,835,133   $  4,274,220


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of fifteen investment vehicles (each a "Fund" and collectively the "Funds") as of September 30, 1996. Up to five Portfolios of Nicholas-Applegate Mutual Funds have invested in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primariliy in equity securities of U.S. companies whose earnings and stock prices are expected to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balance Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Value Fund seeks to provide a total return consisting of capital appreciation plus dividend and interest income that exceeds the total return on the Standard & Poor's 500 Stock Price Index by investing primarily in a diversified portfolio of equity securities of issuers with larger market capitalizations.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of non-U.S. companies.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies.

  Fully Discretionary Fixed Income Fund seeks to maximize total return through investment primarily in investment grade fixed-income securities with an average portfolio duration between two and eight years.

  Short-Intermediate Fixed Income Fund seeks to preserve principal and liquidity and realize a relatively high level of current income through investment primarily in investment grade fixed-income securities with a maximum average dollar-weighted portfolio maturity of five years.

  Strategic Income Fund seeks to provide a high level of current income by investing primarily in convertible, lower quality and mortgage-backed debt securities.

  High Yield Bond Fund seeks to provide a higher level of income and capital growth by investing primarily in debt and equity securities, with an emphasis on lower quality debt securities.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for Nicholas-Applegate Mutual Funds describes each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                              FIRST $500    NEXT $500    EXCESS OF
                                MILLION      MILLION    $1 BILLION
                              -----------  -----------  -----------
Mini Cap Growth Fund........       1.25%        1.25%        1.25%
Emerging Growth Fund........       1.00%        1.00%        1.00%
Core Growth Fund............       0.75%       0.675%        0.65%
Income & Growth Fund........       0.75%       0.675%        0.65%
Balanced Growth Fund........       0.75%       0.675%        0.65%
Value Fund..................       0.75%        0.75%        0.75%
Worldwide Growth Fund.......       1.00%        0.90%        0.85%
International Growth Fund...       1.00%        0.90%        0.85%
Emerging Countries Fund.....       1.25%        1.25%        1.25%
Fully Discretionary Fixed
  Income Fund...............             See Footnote 1
Short-Intermediate Fixed
  Income Fund...............             See Footnote 1
Strategic Income Fund.......       0.60%        0.60%        0.60%
High Yield Bond Fund........       0.60%        0.60%        0.60%

(1) The advisory fee for Fully Discretionary Fixed Income Fund is computed as follows: 0.45% of the first $500 million of the Fund's average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of average net assets in excess of $750 million. The advisory fee for Short-Intermediate Fixed Income Fund is computed as follows: 0.30% of the first $250 million of the Fund's average net assets and 0.25% of average net assets in excess of $250 million.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the periods from inception to September 30, 1996, are as follows:

Mini Cap Growth Fund.................  $  74,158
Income & Growth Fund.................     20,720
Balanced Growth Fund.................    283,267
Value Fund...........................      6,496
Emerging Countries Fund..............    111,131
International Growth Fund............    198,984
Worldwide Growth Fund................    271,377
Fully Discretionary Fixed Income
  Fund...............................     64,506
Short-Intermediate Fixed Income
  Fund...............................     64,122
Strategic Income Fund................      2,378
High Yield Bond Fund.................      1,913

  Nicholas-Applegate advanced certain organization costs discussed in Note A. As of September 30, 1996, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Fully Discretionary Fixed Income
  Fund...............................      2,240
Short-Intermediate Fixed Income
  Fund...............................      2,240

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended September 30, 1996, were as follows (in 000's):

                                   PURCHASES      SALES
                                  -----------  -----------
Mini Cap Growth Fund............  $    22,920  $    22,287
Emerging Growth Fund............      268,714      344,899
Core Growth Fund................      281,890      248,636
Income & Growth Fund............       87,859       84,911
Balanced Growth Fund............       20,119       18,083
Value Fund......................        4,501        2,354
Emerging Countries Fund.........       63,858       26,898
International Growth Fund.......       51,800       31,043
Worldwide Growth Fund...........       76,814       84,240
Fully Discretionary Fixed Income
  Fund..........................        4,024        4,252
Short-Intermediate Fixed Income
  Fund..........................        2,939        2,937
Strategic Income Fund...........        5,834        2,458
High Yield Bond Fund............        9,872        5,900

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  At September 30, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                                                              NET
                                GROSS         GROSS       UNREALIZED
                TAX COST OF  UNREALIZED    UNREALIZED    APPRECIATION
                INVESTMENTS  APPRECIATION DEPRECIATION   (DEPRECIATION)
                -----------  -----------  -------------  -------------
Mini Cap
   Growth
   Fund.......   $  24,651    $   6,556     $     716      $   5,840
Emerging
   Growth
   Fund.......     437,864      182,579         9,521        173,058
Core Growth
   Fund.......     392,204      115,777         6,473        109,304
Income &
   Growth
   Fund.......     104,554       16,211           425         15,786
Balanced
   Growth
   Fund.......      23,288        4,216           412          3,804
Value Fund....       2,243          188            68            120
Emerging
   Countries
   Fund.......      57,350        7,307         2,204          5,103
International
   Growth
   Fund.......      41,613        4,656           980          3,676
Worldwide
   Growth
   Fund.......      85,009       16,885         1,873         15,012
Fully
 Discretionary
   Fixed
   Income
   Fund.......       4,721           24            70            (46)
Short-
  Intermediate
   Fixed
   Income
   Fund.......       4,843           10            26            (16)
Strategic
   Income
   Fund.......       3,717          116             8            108
High Yield
   Bond
   Fund.......       4,200          121            11            109

D. OFF BALANCE SHEET RISKS

  The Master Trust's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

--------------------------------------------------------------------------------

NICHOLAS APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------
E. SELECTED RATIO DATA

                                                                  RATIO OF       RATIO OF       RATIO OF NET
                                                                 EXPENSES TO    EXPENSES TO      INVESTMENT       RATIO OF NET
                                                                 AVERAGE NET    AVERAGE NET        INCOME          INVESTMENT
                                                                   ASSETS,        ASSETS,       (DEFICIT) TO    INCOME (DEFICIT)
                                                                    AFTER         BEFORE        AVERAGE NET      TO AVERAGE NET
                                                                   EXPENSE        EXPENSE      ASSETS, AFTER     ASSETS, BEFORE
                                                                 REIMBURSEMENTS REIMBURSEMENTS    EXPENSE           EXPENSE
                                                                 (RECOUPMENT)  (RECOUPMENT)    REIMBURSEMENTS    REIMBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  For the period ended 09/30/96*#..............................        1.51%           1.74%        (1.13%)            (1.36%)
  For the period ended 03/31/96*...............................        1.50%           2.02%        (0.93%)            (1.44%)
EMERGING GROWTH(2)
  For the period ended 09/30/96*#..............................        1.10%           1.10%        (0.66%)            (0.66%)
  For the year ended 03/31/96..................................        1.11%           1.11%        (0.57%)            (0.57%)
  For the year ended 03/31/95..................................        1.12%           1.11%        (0.53%)            (0.52%)
  For the period ended 03/31/94*...............................        1.12%           1.16%        (0.07%)            (0.84%)
CORE GROWTH(3)
  For the period ended 09/30/96*#..............................        0.87%           0.87%        (0.32%)            (0.32%)
  For the year ended 03/31/96..................................        0.89%           0.89%        (0.22%)            (0.22%)
  For the year ended 03/31/95..................................        0.89%           0.89%         0.05%              0.05%
  For the period ended 03/31/94*...............................        0.92%           0.92%        (0.03%)            (0.03%)
INCOME & GROWTH(3)
  For the period ended 09/30/96*#..............................        0.95%           0.92%         3.45%              3.48%
  For the year ended 03/31/96..................................        0.95%           0.94%         3.94%              3.94%
  For the year ended 03/31/95..................................        0.93%           0.95%         4.37%              4.35%
  For the period ended 03/31/94*...............................        0.94%           0.97%         3.51%              3.48%
BALANCED GROWTH(3)
  For the period ended 09/30/96*#..............................        0.95%           1.25%         2.59%              2.29%
  For the year ended 03/31/96..................................        0.95%           1.37%         2.83%              2.37%
  For the year ended 03/31/95..................................        0.95%           1.33%         2.13%              1.75%
  For the period ended 03/31/94*...............................        0.94%           1.37%         1.93%              1.50%
VALUE FUND(4)
  For the period ended 09/30/96*#..............................        0.93%           1.63%         2.12%              1.43%
EMERGING COUNTRIES FUND(5)
  For the period ended 09/30/96*#..............................        1.60%           1.60%         0.16%              0.17%
  For the year ended 03/31/96..................................        1.60%           2.80%         0.30%             (0.90%)
  For the period ended 03/31/95*...............................        1.60%           1.81%         1.73%              1.52%
INTERNATIONAL GROWTH FUND(5)...................................
  For the period ended 09/30/96*#..............................        1.35%           1.37%         0.05%              0.03%
  For the year ended 03/31/96..................................        1.35%           1.98%         0.39%             (0.24%)
  For the year ended 03/31/95..................................        1.35%           1.85%         0.24%             (0.26%)
  For the period ended 03/31/94*...............................        1.35%           2.28%         0.41%             (0.52%)
WORLDWIDE GROWTH FUND(3)
  For the period ended 09/30/96*#..............................        1.20%           1.27%        (0.11%)            (0.19%)
  For the year ended 03/31/96..................................        1.20%           1.26%         0.31%              0.25%
  For the year ended 03/31/95..................................        1.20%           1.30%         0.24%              0.14%
  For the period ended 03/31/94*...............................        1.20%           1.36%         0.01%             (0.15%)
FULLY DISCRETIONARY FIXED INCOME(7)
  For the period ended 09/30/96*#..............................        0.40%           2.37%         6.08%              4.36%
  For the year ended 03/31/96*.................................        0.45%           3.49%         7.38%             60.06%
SHORT-INTERMEDIATE FIXED INCOME(7)
  For the period ended 09/30/96*#..............................        0.30%           2.09%         4.08%              4.29%
  For the period ended 03/31/96*...............................        0.30%           3.24%         2.76%            114.38%
STRATEGIC INCOME FUND(8)
  For the period ended 09/30/96*#..............................        0.70%           1.08%         7.45%              7.07%
HIGH YIELD BOND FUND(8)
  For the period ended 09/30/96*#..............................        0.70%           0.99%         8.92%              8.63%


                                                                                        BROKER
                                                                     PORTFOLIO        COMMISSIONS
                                                                   TURNOVER RATE       PER SHARE
---------------------------------------------------------------
MINI CAP GROWTH(1)
  For the period ended 09/30/96*#..............................         79.73%           $0.0499
  For the period ended 03/31/96*...............................        106.99%           $0.0529
EMERGING GROWTH(2)
  For the period ended 09/30/96*#..............................         46.42%           $0.0537
  For the year ended 03/31/96..................................        129.59%           $0.0523
  For the year ended 03/31/95..................................        100.46%                --
  For the period ended 03/31/94*...............................         50.51%                --
CORE GROWTH(3)
  For the period ended 09/30/96*#..............................         57.67%           $0.0567
  For the year ended 03/31/96..................................        144.48%           $0.0593
  For the year ended 03/31/95..................................         96.09%                --
  For the period ended 03/31/94*...............................         84.84%                --
INCOME & GROWTH(3)
  For the period ended 09/30/96*#..............................         77.49%           $0.0569
  For the year ended 03/31/96..................................        144.97%           $0.0597
  For the year ended 03/31/95..................................        125.51%                --
  For the period ended 03/31/94*...............................        177.52%                --
BALANCED GROWTH(3)
  For the period ended 09/30/96*#..............................         73.43%           $0.0593
  For the year ended 03/31/96..................................        197.19%           $0.0594
  For the year ended 03/31/95..................................        110.40%                --
  For the period ended 03/31/94*...............................         85.43%                --
VALUE FUND(4)
  For the period ended 09/30/96*#..............................        107.55%           $0.0584
EMERGING COUNTRIES FUND(5)
  For the period ended 09/30/96*#..............................         60.16%           $0.0015
  For the year ended 03/31/96..................................        118.21%           $0.0022
  For the period ended 03/31/95*...............................         60.79%                --
INTERNATIONAL GROWTH FUND(5)...................................
  For the period ended 09/30/96*#..............................         82.38%           $0.0208
  For the year ended 03/31/96..................................        141.02%           $0.0128
  For the year ended 03/31/95..................................         74.88%                --
  For the period ended 03/31/94*...............................         23.71%                --
WORLDWIDE GROWTH FUND(3)
  For the period ended 09/30/96*#..............................         78.42%           $0.0173
  For the year ended 03/31/96..................................        132.20%           $0.0187
  For the year ended 03/31/95..................................         98.54%                --
  For the period ended 03/31/94*...............................         95.09%                --
FULLY DISCRETIONARY FIXED INCOME(7)
  For the period ended 09/30/96*#..............................         97.77%              0.00
  For the year ended 03/31/96*.................................         60.09%              0.00
SHORT-INTERMEDIATE FIXED INCOME(7)
  For the period ended 09/30/96*#..............................         63.75%              0.00
  For the period ended 03/31/96*...............................        114.38%              0.00
STRATEGIC INCOME FUND(8)
  For the period ended 09/30/96*#..............................         68.24%           $0.0590
HIGH YIELD BOND FUND(8)
  For the period ended 09/30/96*#..............................        145.73%           $0.0300

--------------------

       (1) Commenced Operations on July 12, 1995.
       (2) Commenced Operations on October 1, 1993.
       (3) Commenced Operations on April 19, 1993.
       (4) Commenced Operations on April 30, 1996.
       (5) Commenced Operations on November 26, 1994.
       (6) Commenced Operations on January 3, 1994.
       (7) Commenced Operations on August 31, 1993.
       (8) Commenced Operations on July 31, 1996.
         * Annualized
         # Unaudited

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NICHOLAS|APPLEGATE-Registered Trademark- MUTUAL FUNDS
--------------------------------------------------------------------------------
600 West Broadway
San Diego, California 92101
800-551-8643










































SAN9961